     As filed with the Securities and Exchange Commission on April 29, 2005


                                                       Registration No. 33-87276

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                                   ----------

                           PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 16


                                   ----------

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I
                              (Exact name of trust)

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                               (Name of depositor)
                                600 Dresher Road
                           Horsham, Pennsylvania 19044
          (Complete address of depositor's principal executive offices)

                                   ----------

                                Richard F. Plush
                                 Vice President
                     The Penn Mutual Life Insurance Company
                                600 Dresher Road
                                Horsham, PA 19044
                (Name and complete address of agent for service)

                                   ----------

                                    Copy to:
                                Michael Berenson
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Avenue, NW
                              Washington, DC 20004


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.


It is proposed that this filing will become effective:

        [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.


        [X] On May 2, 2005 pursuant to paragraph (b) of Rule 485.


        [ ] 60 days after filing pursuant to paragraph (a) of Rule 485.
        [ ] On [date] pursuant to paragraph (a) of Rule 485.

================================================================================

                                   PROSPECTUS

                                       FOR

                              VARIABLE ESTATEMAX II

              a last survivor flexible premium adjustable variable
                         life insurance policy issued by

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               and funded through

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     The Penn Mutual Life Insurance Company

                             Philadelphia, PA 19172

                                  800-523-0650

        The Policy provides life insurance on two insureds and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided (under the Policy will never be less than the amount specified in the Policy.


PENN SERIES FUNDS, INC.                                      MANAGER
     Money Market Fund                                       Independence Capital Management, Inc.
     Limited Maturity Bond Fund                              Independence Capital Management, Inc.
     Quality Bond Fund                                       Independence Capital Management, Inc.
     High Yield Bond Fund                                    T. Rowe Price Associates, Inc.
     Flexibly Managed Fund                                   T. Rowe Price Associates, Inc.
     Growth Stock Fund
     (formerly, Growth Equity Fund)                          T. Rowe Price Associates, Inc.
     Large Cap Value Fund                                    Lord, Abbett & Co. LLC
     Large Cap Growth Fund                                   ABN AMRO Asset Management, Inc.
     Index 500 Fund                                          Wells Capital Management Incorporated
     Mid Cap Growth Fund                                     Turner Investment Partners, Inc.
     Mid Cap Value Fund                                      Neuberger Berman Management Inc.
     Strategic Value Fund                                    Lord, Abbett & Co. LLC
     Small Cap Growth Fund
     (formerly, Emerging Growth Fund)                        Bjurman, Barry & Associates
     Small Cap Value Fund                                    Goldman Sachs Asset Management, L.P.
     International Equity Fund                               Vontobel Asset Management, Inc.
     REIT Fund                                               Heitman Real Estate Securities LLC

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                   MANAGER
     Balanced Portfolio                                      Neuberger Berman Management Inc.

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND       MANAGER
     Equity-Income Portfolio                                 Fidelity Management & Research Company
     Growth Portfolio                                        Fidelity Management & Research Company

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II    MANAGER
     Asset Manager Portfolio                                 Fidelity Management & Research Company

VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC.         MANAGER
     Emerging Markets Equity (International) Portfolio       Van Kampen


Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                   May 1, 2005

                        GUIDE TO READING THIS PROSPECTUS

        This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

        The prospectus is arranged as follows:

        o Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

        o Pages 5 to 11 provide tables showing fees and charges under the Policy.

        o Pages 12 to 14 provide tables showing fees and expenses of the funds underlying the Policy.

        o Pages 15 to 34 provide additional information about the Policy, in question and answer format.

        o Pages 34 to 36 provide information about The Penn Mutual Life Insurance Company ("Penn Mutual"), Penn Mutual Variable Life Account I (the "Separate Account") and the underlying investment funds in which Policy reserves may be allocated.

        o Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

                                   **********

The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy. You should read the relevant prospectus(es) carefully before you invest.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

        The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

BENEFIT SUMMARY

        The Policy provides life insurance on two persons you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

        DEATH BENEFIT - While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the last insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

        PREMIUM FLEXIBILITY - Amounts you pay to us under your Policy are called "premiums" or "premium payments." Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

        FREE LOOK PERIOD - You have the right to cancel your Policy within 10 days after you receive it or within 45 days after you signed your application (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

        FIVE YEAR NO-LAPSE FEATURE - Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceeds the "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

        INVESTMENT OPTIONS - The Policy allows you to allocate your policy value to 21 different investment options.

        FIXED INTEREST OPTION - In addition to the 21 investment options, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4.0%.

        TRANSFERS - Within limitations, you may transfer amounts from one investment option to another, and to and from the fixed interest option. In addition, the Policy offers two automated transfer programs - dollar-cost averaging and asset rebalancing.

        LOANS - You may take a loan on your Policy. You may borrow up to 90% of your cash surrender value. Interest charged on a policy loan is 5.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

        SURRENDERS AND WITHDRAWALS - You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies (if any). This is called your "net cash surrender value." In addition, you may partially surrender your Policy for the net cash surrender value.

        TAXES - Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a "modified endowment contract" under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the policy, as distribution of taxable income.

        RIDERS - For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

RISK SUMMARY

        SUITABILITY - The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 16 policy years.

        INVESTMENT PERFORMANCE - The value of your policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

        LAPSE - Your policy may terminate, or "lapse," if the net cash surrender value of the Policy is not sufficient to pay Policy charges (including payment of interest on any loan that may be outstanding under the Policy), the five year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you of how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if both insureds are alive or if one of the insureds died prior to the lapse.

        ACCESS TO CASH VALUE - If you fully surrender your Policy for cash within the first 16 policy years you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge.

        TAXES - The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax adviser for more complete information.

                                   FEE TABLES

        The following tables summarize fees and expenses that a Policy owner may pay when buying, owning and surrendering the Policy.(1) The table below describes the fees and expenses that a Policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

                                TRANSACTION FEES

              CHARGE                        WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
-------------------------------------   -------------------------------    -------------------------------------
Maximum Sales Charge (load)             When a premium is paid.            5.0% of the amount of premium
                                                                           payments.(2)

Premium and Federal (DAC) Taxes         When a premium is paid.            2.5% of premium payments.

Maximum Deferred Sales Charge (load),   When the Policy is surrendered.    25% of the lesser of (i) premiums
if the Policy is Surrendered Within                                        paid and (ii) the "maximum
the First 16 Policy Years                                                  surrender charge premium."(3)

Other Surrender Charges, if the         When the Policy is surrendered.
Policy is Surrendered Within the
First 16 Policy Years(4)

   Minimum Charge                                                          $6 per $1,000 of initial specified
                                                                           amount of insurance, for younger of
                                                                           the two insureds up to age 20 at the
                                                                           date of issue.

   Maximum Charge                                                          $14 per $1,000 of initial specified
                                                                           amount of insurance for younger of
                                                                           the two insureds age 60 or older at
                                                                           the date of issue.

   Charge for a representative                                             $14 per $1,000 of initial specified
   non-tobacco male insured, age 65                                        amount of insurance for younger of
   and non-tobacco female age 65                                           the two insureds age 60 or older at
                                                                           the date of issue.

Partial Surrender Charge                When you partially surrender       Lesser of $25 or 2.0% of the amount
                                        your Policy.                       surrendered.

Transfer Charge

   Current Charge                       When you make a transfer.          $0.00 (5)

   Guaranteed Maximum Charge            When you make a transfer.          $10.00

Loans (6)

   Gross Interest Charge                End of each policy year.           Annual rate of 5.0% (before credit
                                                                           from interest paid on collateral
                                                                           held in special loan account).

                                TRANSACTION FEES

              CHARGE                        WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
-------------------------------------   -------------------------------    -------------------------------------
   Net Interest Charge (7)              End of each policy year.           Annual rate of 1.0% (after credit
                                                                           from interest paid on collateral
                                                                           held in special loan account).(8)

----------
1. See WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? in this prospectus for additional information.

2. After the fifteenth policy year, Penn Mutual intends to reduce the charge to 2.5% of the premium payments.

3. The "maximum surrender charge premium" is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured. The "maximum surrender charge premium" is stated in each Policy. Commencing in the eighth policy year and continuing through the sixteenth policy year, the deferred sales charge decreases each year in proportional amounts, after which there is no longer a charge.

4. The "other surrender charge" under the Policies vary depending on the age of the insured. More information concerning the "other surrender charge" is stated in each Policy. Commencing in the eighth policy year and continuing through the sixteenth policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.

5. No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

6. You may borrow up to 90% of your cash surrender value. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal application when you request the loan) and is transferred to a special loan account as collateral for the loan. See WHAT IS A POLICY LOAN? in this prospectus for additional information about policy loans.

7. "Net Interest Charge" means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

8. After the tenth policy year, we intend to credit interest to the special loan account at the rate of 4.75% (which will result in a Net Interest Charge of 0.25% in those years).

        The next table describes charges that a Policy owner may pay periodically during the time the Policy is owned. The charges do not include fee and expenses incurred by the funds that serve as investment options under the Policy.

                        PERIODIC CHARGES UNDER THE POLICY
         NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

           POLICY CHARGES                   WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
-------------------------------------   -------------------------------    -------------------------------------
Cost of Insurance Charges:(1)

   Current Charges                      Monthly                            Minimum of $0.00004 to maximum of
                                                                           $22.79408, per $1,000 of net amount
                                                                           of risk.

   Guaranteed Maximum Charges           Monthly                            Minimum of $0.00008 to maximum of
                                                                           $83.33333, per $1,000 of net amount
                                                                           of risk.

   Charge for a representative
   non-tobacco male insured, age 65
   and non-tobacco female age 65

                        PERIODIC CHARGES UNDER THE POLICY
         NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

           POLICY CHARGES                   WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
-------------------------------------   -------------------------------    -------------------------------------
     Current Charges                    Monthly                            Minimum of $0.02385 to maximum of
                                                                           $12.9050, per $1,000 of net amount of
                                                                           risk.

     Guaranteed Maximum Charges         Monthly                            Minimum of $0.02385 to maximum of
                                                                           $83.33333, per $1,000 of net amount
                                                                           of risk.

Mortality and Expense Risk Charge:

   Mortality and Expense Risk Charge    Daily                              0.90% annually from the Policy value
                                                                           that is allocated to the funds.(2)

Administrative Fees:                    Monthly                            The charge has two parts:

                                                                           (a) $15.00(3)

                                                                           (b) For the first 12 months after the
                                                                           Policy date, $0.20 per $1,000 of
                                                                           initial specified amount of
                                                                           insurance.(4)

----------
1. The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount of risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of Policy. For additional information on cost of insurance charges, see WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? - MONTHLY DEDUCTIONS - COST OF INSURANCE in this prospectus.

2. After the fifteenth policy year, the charge is reduced to 0.60% annually. See WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? - DAILY MORTALITY AND EXPENSE RISK CHARGE in this prospectus for additional information about this charge.

3. The charge is currently reduced to $5.00 starting in the second policy year.

4. The charge is currently reduced to $0.15 per $1,000 of initial specified amount of insurance up to a maximum amount of $375.00.

        The next table describes charges that a Policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

           PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

 SUPPLEMENTAL BENEFIT RIDER/CHARGES         WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
-------------------------------------   -------------------------------    -------------------------------------
1. POLICY SPLIT OPTION AGREEMENT:

   Current Charges                      Monthly                            No charge.

   Guaranteed Maximum Charges           Monthly                            No charge.

2. ESTATE GROWTH BENEFIT AGREEMENT --
   AUTOMATIC INCREASES IN SPECIFIED
   AMOUNT:

Cost of Insurance Charges(1)

   Current Charges                      Monthly                            Minimum of $0.00004 to maximum of
                                                                           $22.79408, per $1,000 of estate
                                                                           growth benefit.

   Guaranteed Maximum Charges           Monthly                            Minimum of $0.00008 to maximum of
                                                                           $83.33333, per $1,000 of estate
                                                                           growth benefit.

   Charge for a representative
   non-tobacco male insured, age 65
   and non-tobacco female age 65

      Current Charges                   Monthly                            Minimum of $0.02385 to maximum of
                                                                           $12.90505, per $1,000 of estate
                                                                           growth benefit.

      Guaranteed Maximum Charges        Monthly                            Minimum of $0.02385 to maximum of
                                                                           $83.33333, per $1,000 of estate
                                                                           growth benefit.

3. SUPPLEMENTAL EXCHANGE AGREEMENT:

   Current Charges                      Monthly                            No charge.

   Guaranteed Maximum Charges           Monthly                            No charge.

4. GUARANTEED CONTINUATION OF POLICY:

Cost of Insurance Charges(1)            Monthly                            $0.01 per $1,000 of specified amount
                                                                           of insurance.

           PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

 SUPPLEMENTAL BENEFIT RIDER/CHARGES         WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
-------------------------------------   -------------------------------    -------------------------------------
5. OPTION TO EXTEND MATURITY DATE:

Cost of Insurance Charges(1)

   Current Charges                      Monthly                            No charge.

   Guaranteed Maximum Charges           Monthly                            Minimum of $3.23 to maximum of $5.73,
                                                                           per $1,000 of net amount of risk.

   Charge for a representative
   non-tobacco male insured, age 65 and
   non-tobacco female age 65

      Current Charges                   Monthly                            No charge.

      Guaranteed Maximum Charges        Monthly                            Minimum of $3.23 to maximum of $5.73,
                                                                           per $1,000 of net amount of risk.

6. FLEXIBLE PERIOD SINGLE LIFE
   SUPPLEMENTAL TERM INSURANCE
   AGREEMENT:

 Cost of Insurance Charges(1)

   Current Charges                      Monthly                            Minimum of $0.0559 to maximum of
                                                                           $26.1662, per $1,000 of term
                                                                           insurance benefit.

   Guaranteed Maximum Charges           Monthly                            Minimum of $0.0841 to maximum of
                                                                           $83.33333, per $1,000 of term
                                                                           insurance benefit.

   Charge for a representative
   non-tobacco male insured, age 65
   and non-tobacco female age 65

      Current Charges                   Monthly                            Minimum of $1.291 to maximum of
                                                                           $25.0759, per $1,000 of term
                                                                           insurance benefit.

      Guaranteed Maximum Charges        Monthly                            Minimum of $3.0333 to maximum of
                                                                           $83.33333, per $1,000 of term
                                                                           insurance benefit.

Administrative Charges

   First year of Agreement              Monthly                            $0.10 per $1,000 of term insurance
                                                                           benefit.

           PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

 SUPPLEMENTAL BENEFIT RIDER/CHARGES         WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
-------------------------------------   -------------------------------    -------------------------------------
7. RETURN OF PREMIUM SUPPLEMENTAL
   TERM INSURANCE:

Cost of Insurance Charges(1)

   Current Charges                      Monthly                            Minimum of $0.00004 to maximum of
                                                                           $22.79408, per $1,000 of term
                                                                           insurance benefit.

   Guaranteed Maximum Charges           Monthly                            Minimum of $0.00008 to maximum of
                                                                           $83.33333, per $1,000 of term
                                                                           insurance benefit.

   Charge for a representative
   non-tobacco male insured, age 65
   and non-tobacco female age 65

      Current Charges                   Monthly                            Minimum of $0.02385 to maximum of
                                                                           $12.90505, per $1,000 of term
                                                                           insurance benefit.

      Guaranteed Maximum Charges        Monthly                            Minimum of $0.02385 to maximum of
                                                                           $83.33333, per $1,000 of term
                                                                           insurance benefit.

8. ESTATE PRESERVATION SUPPLEMENTAL
   TERM INSURANCE AGREEMENT:

Cost of Insurance Charges(1)

   Current Charges                      Monthly                            Minimum of $0.00004 to maximum of
                                                                           $9.82086, per $1,000 of term
                                                                           insurance benefit.

   Guaranteed Maximum Charges           Monthly                            Minimum of $0.00008 to maximum of
                                                                           $9.82086, per $1,000 of term
                                                                           insurance benefit.

   Charge for a representative
   non-tobacco male insured, age 65
   and non-tobacco female age 65

      Current Charges                   Monthly                            Minimum of $0.02385 to maximum of
                                                                           $0.21202, per $1,000 of term
                                                                           insurance benefit.

      Guaranteed Maximum Charges        Monthly                            Minimum of $0.02385 to maximum of
                                                                           $0.23421, per $1,000 of term
                                                                           insurance benefit.

           PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

 SUPPLEMENTAL BENEFIT RIDER/CHARGES         WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
-------------------------------------   -------------------------------    -------------------------------------
9. SUPPLEMENTAL TERM INSURANCE
   AGREEMENT:

Cost of Insurance Charges(1)

   Current Charges                      Monthly                            Minimum of $0.00004 to maximum of
                                                                           $22.79408, per $1,000 of net amount
                                                                           of risk attributable to the term
                                                                           insurance benefit.

   Guaranteed Maximum Charges           Monthly                            Minimum of $0.00008 to maximum of
                                                                           $83.33333, per $1,000 of net amount
                                                                           of risk attributable to the term
                                                                           insurance benefit.

   Charge for a representative
   non-tobacco male insured, age 65
   and non-tobacco female age 65

      Current Charges                   Monthly                            Minimum of $0.02385 to maximum of
                                                                           $12.90505, per $1,000 of net amount
                                                                           of risk attributable to the term
                                                                           insurance benefit.

      Guaranteed Maximum Charges        Monthly                            Minimum of $0.02385 to maximum of
                                                                           $8.33333, per $1,000 of net amount of
                                                                           risk attributable to the term
                                                                           insurance benefit.

Administrative Charges

   First year of Agreement              Monthly                            $0.20 per $1,000 of term insurance
                                                                           benefit.

1. The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount of risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY? in this prospectus.

        The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy. Fee and expense information for each fund is contained in the tables following this table.


                                                                               MINIMUM:     MAXIMUM:
                                                                               --------     --------
MAXIMUM AND MINIMUM TOTAL FUND OPERATION EXPENSES (expenses that are deducted from assets of fund companies, including management fees and other
expenses)                                                                          0.36%        1.71%

MAXIMUM AND MINIMUM TOTAL FUND OPERATION EXPENSES (expenses that are deducted from assets of fund companies, including management fees and other
expenses) - AFTER CONTRACTUAL FEE WAIVERS(1)                                       0.36%(2)     1.71%(3)



(1) For the fiscal year ended December 31, 2004, total annual operating expenses of two of the twenty-one underlying funds were reduced pursuant to contractual waivers of fees. See tables below for detailed information on these waivers.

(2) The minimum total operating expenses of the funds for the most recent fiscal year was less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep the Index 500 Fund's total operating expenses at 0.25% through July 31, 2004. Thereafter, the Agent voluntarily waived fees and reimbursed expenses to the extent the Index 500 Fund's total operating expenses exceeded 0.35%. With these voluntary waivers, the minimum total operating expenses of the funds for the most recent fiscal year was 0.29%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

(3) After a voluntary fee waiver by the Adviser to the Emerging Markets Equity (International) Fund of a portion of its fee, which would have otherwise been payable by the fund, the maximum total operating expenses of the funds was 1.70%. The adviser may terminate this voluntary waiver at any time at its sole discretion.

        The following table provides more specific detail about the total fund operating expenses for each fund.

PENN SERIES FUNDS, INC.
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                      TOTAL                             NET
                                      MANAGEMENT        OTHER         FUND            FEE              FUND
                                         FEES         EXPENSES       EXPENSES        WAIVERS         EXPENSES
                                     ------------   ------------   ------------   ------------     ------------
Money Market......................           0.20%          0.33%          0.53%          0.00%            0.53%
Limited Maturity Bond.............           0.30%          0.32%          0.62%          0.00%            0.62%
Quality Bond......................           0.33%          0.29%          0.62%          0.00%            0.62%
High Yield Bond...................           0.50%          0.36%          0.86%          0.00%            0.86%
Flexibly Managed..................           0.60%          0.25%          0.85%          0.00%            0.85%(1)
Growth Stock......................           0.65%          0.32%          0.97%          0.00%            0.97%(1)
Large Cap Value...................           0.60%          0.29%          0.89%          0.00%            0.89%(1)
Large Cap Growth..................           0.55%          0.41%          0.96%          0.00%            0.96%(1)
Index 500.........................           0.07%          0.29%          0.36%          0.00%            0.36%(4)
Mid Cap Growth....................           0.70%          0.33%          1.03%          0.03%(2)         1.00%(1)
Mid Cap Value.....................           0.55%          0.31%          0.86%          0.00%            0.86%(1)
Strategic Value...................           0.72%          0.42%          1.14%          0.00%            1.14%
Small Cap Growth..................           0.73%          0.33%          1.06%          0.00%            1.06%
Small Cap Value...................           0.85%          0.32%          1.17%          0.02%(3)         1.15%
International Equity..............           0.85%          0.37%          1.22%          0.00%            1.22%(1)
REIT..............................           0.70%          0.40%          1.10%          0.00%            1.10%


----------

These expenses are for the fiscal year ended December 31, 2004.

(1) Certain sub-advisers have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker has been recaptured by the Funds. The total expenses for the Funds after the recapture were:
        Flexibly Managed                                    0.84%
        Growth Stock                                        0.96%
        Large Cap Value                                     0.86%
        Large Cap Growth                                    0.89%
        Mid Cap Growth                                      0.91%
        Mid Cap Value                                       0.82%
        International Equity                                1.18%
(2) The Administrative and Corporate Services Agent (the "Agent") has contractually agreed to waive its fees and/or reimburse expenses, so long as it serves as the Agent to the Fund, to the extent necessary to keep operating expenses from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund.
(3) The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses, so long as it serves as Adviser to the Fund, to the extent necessary to keep operating expenses from exceeding 1.15% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund.
(4) The Fund's actual total operating expenses for the most recent fiscal year were less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep total operating expenses at 0.25% through July 31, 2004. Thereafter, the Agent has voluntarily agreed to waive fees and reimburse expenses to the extent total operating expenses exceed 0.35%. With these voluntary waivers, the Fund's actual total operating expenses for the most recent fiscal year were 0.29%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

NEUBERGER  BERMAN ADVISERS MANAGEMENT TRUST (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                        MANAGEMENT/
                                      ADMINISTRATION      OTHER        TOTAL FUND
                                          FEES           EXPENSES       EXPENSES
                                      --------------   ------------   ------------
Balanced ..........................             0.85%          0.25%          1.10%


----------

(a)      These expenses are for the fiscal year ended December 31, 2004.


FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                        MANAGEMENT        OTHER        TOTAL FUND
                                           FEE           EXPENSES       EXPENSES
                                      --------------   ------------   ------------
Equity-Income .....................             0.47%          0.11%          0.58%
Growth ............................             0.58%          0.10%          0.68%


----------

(a) These expenses are for the fiscal year ended December 31, 2004. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.57% for the Equity-Income Portfolio and 0.65% for the Growth Portfolio.


FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                        MANAGEMENT        OTHER        TOTAL FUND
                                           FEE           EXPENSES       EXPENSES
                                      --------------   ------------   ------------
Asset Manager .....................             0.53%          0.12%          0.65%


----------

(a) These expenses are for the fiscal year ended December 31, 2004. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.64%.


VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                        MANAGEMENT        OTHER        TOTAL FUND
                                           FEE           EXPENSES       EXPENSES
                                      --------------   ------------   ------------
Emerging Markets Equity
 (International) ..................             1.25%          0.46%          1.71%(b)


----------

(a)     These expenses are for the fiscal year ended December 31, 2004.
(b) The total expenses for the Emerging Markets Equity (International) Fund after a voluntary fee waiver of 0.01% by the Fund's adviser were 1.70%. The adviser may terminate this voluntary waiver at any time at its sole discretion.


        Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Policy. Your expenses include Policy expenses and the expenses of the Funds that you select. The prospectuses of Penn Series Funds, Inc., Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Products Fund, Fidelity Investments' Variable Insurance Products Fund II and Van Kampen's The Universal Institutional Funds, Inc. accompany this prospectus. These prospectuses contain additional information regarding these Funds' expenses.

                              QUESTIONS AND ANSWERS

        This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.


QUESTION                                                                    PAGE
------------------------------------------------------------------------    ----
What Is the Policy?.....................................................      16

Who Owns the Policy?....................................................      16

What Payments Must I Make Under the Policy?.............................      17

How Are Amounts Credited to the Separate Account?.......................      18

How Much Life Insurance Does the Policy Provide?........................      19

Can I Change Insurance Coverage Under the Policy?.......................      20

What Is the Value of My Policy?.........................................      20

How Can I Change the Policy's Investment Allocations?...................      21

What Are the Fees and Charges Under the Policy?.........................      23

What Are the Supplemental Benefit Riders That I Can Buy?................      26

What Is A Policy Loan?..................................................      28

How Can I Withdraw Money From the Policy?...............................      29

Can I Choose Different Payout Options Under the Policy?.................      30

How Is the Policy Treated Under Federal Income Tax Law?.................      30

Are There Other Charges That Penn Mutual Could Deduct In the Future?....      33

How Do I Communicate With Penn Mutual?..................................      33

What Is the Timing of Transactions Under the Policy?....................      34

How Does Penn Mutual Communicate With Me?...............................      35

Do I Have the Right to Cancel the Policy?...............................      35

WHAT IS THE POLICY?

        The Policy provides life insurance on two persons. It is called a "last survivor" Policy because no insurance proceeds ("death benefit") are payable until the death of the second of two insureds (the "last surviving insured"). The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance, but will never be less than the amount specified in your Policy. The Policy also allows you to allocate your Policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first page of this prospectus) and to a fixed interest account where the value will accumulate interest.

        While at least one of the two insured persons is alive, you will have several options under the Policy. Here are some major ones:

        o       Determine when and how much you pay to us

        o Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

        o       Borrow money

        o       Change the beneficiary

        o       Decrease the amount of insurance protection

        o       Change the death benefit option you have selected

        o Surrender or partially surrender your Policy for all or part of its net cash surrender value

        o Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

        Most of these options are subject to limits that are explained later in this prospectus.

        If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. We require satisfactory evidence of insurability, which may include a medical examination of each or one of the proposed insureds. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the Policy date after we accept the application.

        The maturity date of your Policy is the Policy anniversary nearest the younger insured's 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid to you. The maturity benefit is equal to the Policy value less any Policy loan on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the net Policy value.

WHO OWNS THE POLICY?

        You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term

"you" in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

WHAT PAYMENTS MUST I MAKE UNDER THE POLICY?

PREMIUM PAYMENTS

        Amounts you pay to us under your Policy are called "premiums" or "premium payments." The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy.

        Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount of risk.

        We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

        If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a "modified endowment policy" under the Code; you could incur a penalty on the amount you take out of a "modified endowment policy." We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a "modified endowment contract" under the Code. See HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? and HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

PLANNED PREMIUMS

        The Policy Specifications page of your Policy will show the "planned premium" for the Policy. You choose this amount in the Policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also chose in your application how often to pay planned premiums -- annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient net cash surrender value to pay Policy charges. See FIVE YEAR NO-LAPSE FEATURE and LAPSE AND REINSTATEMENT below.

WAYS TO PAY PREMIUMS


        If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.


        We will also accept premiums:

        o       by wire or by exchange from another insurance company;

        o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method); or

        o if we agree to it, through a salary deduction plan with your employer.

        You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

FIVE YEAR NO-LAPSE FEATURE

        Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if

                (a) the total premiums you have paid, less any partial surrenders you made, equal or exceeds

                (b) the monthly "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

        The monthly "no-lapse premium" will generally be less than the monthly equivalent of the planned premium you specified.

        The five year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount. See WHAT IS A POLICY LOAN? in this prospectus.

LAPSE AND REINSTATEMENT

        If the net cash surrender value of your Policy is not sufficient to pay Policy charges, and the five year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day "grace period" from the date we notify you to make that payment. If you don't pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

        If the last survivor dies die during the grace period, we will pay the death benefit to your beneficiary less any unpaid Policy charges and outstanding policy loans.

        If the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if both insureds are alive or if one of the insureds died prior to the lapse. You will have to provide evidence that the insured person (or persons, if both insureds are living) still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

HOW ARE AMOUNTS CREDITED TO THE SEPARATE ACCOUNT?

        From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

        When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period.

        For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established, and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

        The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is found by dividing (a) by (b), where

        (a) is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the "ex-dividend date" occurs in the valuation period and the deduction of the daily mortality and expense risk charge; and

        (b) is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE?

        In your application for the Policy, you tell us how much life insurance coverage you want on the lives of the two persons to be insured. This is called the "specified amount" of insurance. The minimum specified amount of insurance that you can purchase is $200,000.

DEATH BENEFIT OPTIONS

        When the survivor of the insured persons dies, we will pay the death benefit less the amount of any outstanding policy loan. We offer two different types of death benefits. You choose which one you want in the application. They are:

        o Option 1 - The death benefit is the greater of (a) the specified amount of insurance or (b) the policy value multiplied by the applicable net single premium factor.

        o Option 2 - The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the policy value multiplied by the net single premium factor.

        Net single premium factors are based on the insureds' sexes, rate classes and attained ages on the date of calculation. The factor decreases each policy anniversary as the insureds' ages increase. A table of net single premium factors as of each policy anniversary is included in your Policy. A table illustrating net single premium factors is included in Appendix D at the end of this prospectus.

        In order for the Policy to qualify as "life insurance" for federal income taxes, it must satisfy the "cash value accumulation test" under Section 7702(b) of the Internal Revenue Code of 1986, as amended. The test requires that under the terms of the Policy, the death benefit must be sufficient so that the policy value does not at any time exceed the net single premium required to pay for the future benefits provided under the policy. The net single premium factors included in your Policy are intended to satisfy the cash value accumulation test.

         If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

         Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

CAN I CHANGE INSURANCE COVERAGE UNDER THE POLICY?

CHANGE OF DEATH BENEFIT OPTION

        You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

        o after the change, the specified amount of insurance must be at least $200,000;

        o no change may be made in the first policy year and no more than one change may be made in any policy year; and

        o if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insureds, the requested change will not be allowed.

DECREASE IN THE SPECIFIED AMOUNT OF INSURANCE

        You may decrease the specified amount of insurance, subject to the following conditions:

        o       no change may be made in the first policy year;

        o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law; and

        o any decrease in the specified amount of insurance must be at least $10,000 and the specified amount after the decrease must be at least $200,000.

        You may not increase the specified amount of insurance under your Policy.

TAX CONSEQUENCES OF CHANGING INSURANCE COVERAGE

        See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

WHAT IS THE VALUE OF MY POLICY?

        Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

        The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4.0%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk charge described later in this prospectus. Your policy value will be affected by deductions we make from your Policy for policy charges.

        At any time, your policy value is equal to:

        o   the net premiums you have paid;

        o plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

        o plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

        o   minus policy charges we deduct; and

        o   minus partial surrenders you have made.

        If you borrow money under your Policy, other factors affect your policy value. See WHAT IS A POLICY LOAN? in this prospectus.

HOW CAN I CHANGE THE POLICY'S INVESTMENT ALLOCATIONS?

FUTURE PREMIUM PAYMENTS

        You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

TRANSFERS AMONG EXISTING INVESTMENT OPTIONS

        You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

        o the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

        o if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

        o       we may defer transfers under certain conditions;

        o       transfers may not be made during the free look period; and

        o transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year.

        The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our Policy holders to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.


FREQUENT TRADING RISKS

        We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Contract Owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund's performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund's net asset value.

        The insurance-dedicated mutual funds available through the Subaccounts generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners.

        As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the affects of such frequent trading. Please review the mutual funds' prospectuses for specific information about the funds' short-term trading policies and risks.

FREQUENT TRADING POLICIES

        We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

        We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

                1. A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

                2. If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner's original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

                3. Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.


DOLLAR COST AVERAGING

        This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against lows in a declining market. To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

ASSET REBALANCING

        This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have a dollar cost averaging program in effect, the portion of your policy value invested in the Penn Series Money Market Fund subaccount may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy, or after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

WHAT ARE THE FEES AND CHARGES UNDER THE POLICY?

PREMIUM CHARGE

        o Premium Charge - 7.5% is deducted from premium payments before allocation to the investment options. It consists of 2.5% to cover state premium taxes and 5.0% to partially compensate us for the expense of selling and distributing the Policies. For premiums received after the first 15 policy years, we intend to deduct only the 2.5% to cover state premium taxes. We will notify you in advance if we change our current rates. For policies issued to New York residents, see the table in Appendix C at the end of this prospectus.

MONTHLY DEDUCTIONS

        o Insurance Charge - A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age and length of time the Policy has been in effect and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco or non tobacco standard rate class, a preferred underwriting class, or a rate class involving a higher mortality risk (a "substandard class"). Regardless of the table used, cost of insurance rates generally increase each year that you own your Policy, as the insureds' attained ages increase. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

        o Administrative Charge - A maximum monthly charge to help cover our administrative costs. This charge has two parts: (1) a flat dollar charge of up to $15 (currently, the flat dollar charge is $15 in the first policy year and $5 thereafter-- we will notify you in advance if we change our current rates) and (2) for the first 12 months after the policy date, a charge based on the initial specified amount of insurance not to exceed $0.20 per $1,000 per month of initial specified amount of insurance (currently, the charge is $0.15 per $1,000 per month of initial specified amount of insurance up to a maximum amount of $375.00). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and Policy changes, reporting and overhead costs, processing applications and establishing Policy records. We do not anticipate making any profit from this charge. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

DAILY MORTALITY AND EXPENSE RISK CHARGE

        We deduct a daily charge from your policy value which is allocated to the variable investment options. The charge does not apply to the fixed interest option. It is guaranteed not to exceed 0.90% annually for the duration of the policy. Currently, the charge is an annual rate of 0.90% of assets of the policy value allocated in the variable accounts. After the fifteenth policy year, we intend to charge 0.60% annually. We will notify you in advance if we change our current rates. We may realize a profit from this charge, and if we do, it will be added to our surplus. For policies issued to New York residents, see the table in Appendix C at the end of this prospectus.

OPTIONAL SUPPLEMENTAL BENEFIT CHARGES

        Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

TRANSFER CHARGE

        We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

SURRENDER CHARGE

        If you surrender your Policy during the first 16 policy years, we will deduct a surrender charge in calculating the surrender proceeds payable. We determine the surrender charge by the following formula:

        the sum of (a) plus (b), multiplied by (c), where:

        (a) = 25% of the lesser of (i) the sum of all premiums paid in the Policy and (ii) the maximum surrender charge premium (which is an amount calculated separately for each policy);

        (b) = an administrative charge based on the initial specified amount of insurance and the younger insured's attained age on the policy date (ranging from $6 at insured's age 20 to $14 at insured's age 60 and over, per $1,000 of initial specified amount -- for more information on this charge, see Appendix B at the end of this prospectus); and

        (c) = the applicable surrender factor for the policy year during which the surrender is made (see table below).

                                                SURRENDER FACTOR
        SURRENDER DURING POLICY YEAR        APPLIED TO (c) IN FORMULA
        ----------------------------        -------------------------
            1st through 7th                           1.00
                  8th                                 0.90
                  9th                                 0.80
                  10th                                0.70
                  11th                                0.60
                  12th                                0.50
                  13th                                0.40
                  14th                                0.30
                  15th                                0.20
                  16th                                0.10
             17th and later                           0.00

        Under the formula, the surrender charge declines by 10% each policy year after the seventh, to $0 by the 17th policy year so that, after the 16th policy year, there is no surrender charge. For policies issued to New York residents, see the table in Appendix C at the end of this prospectus.

        The surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insureds' rate class, and creating and maintaining Policy records, as well as the administrative costs of processing surrender requests.

        We do not anticipate making any profit on the administrative charge component of the surrender charge.

PARTIAL SURRENDER CHARGE

        If you partially surrender your Policy, we will deduct the lesser of $25 or 2.0% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender. We also do not anticipate making a profit on this charge.

REDUCTION OF CHARGES

        This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

        We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us. Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY?

        We offer supplemental benefit riders that may be added to your Policy. If riders are added to your Policy, the monthly charges for the supplemental benefits may be deducted from your policy value, in addition to the charges paid under the base Policy.

FLEXIBLE PERIOD SINGLE LIFE SUPPLEMENTAL TERM INSURANCE AGREEMENT

        This Agreement provides term insurance coverage on one of the insureds for a specified period of time. The Agreement can be placed in force on each insured. We will deduct the cost of insurance charges from the cash value of the Policy and a separate charge of $0.10 per $1,000 of specified amount during the first twelve months of the rider. The cost of insurance rates are based on the age, gender (in some states), and rate class of the insured. The term insurance may be converted to a life or endowment policy without evidence of insurability. This benefit is subject to the provisions of the Agreement.

POLICY SPLIT OPTION AGREEMENT

        This Agreement permits the Policy to be split into two flexible premium adjustable life policies within six months following the occurrence of either of the following events:

        o issuance of a final divorce decree relating to the two insureds, or

        o a change in federal estate tax law that results in the inability to defer estate taxes until the death of the last surviving insured.

        Each insured must submit evidence of insurability satisfactory to us to exchange the Policy for two individual life insurance policies. There is no charge for the Agreement. This benefit is subject to the provisions of the Agreement.

ESTATE GROWTH BENEFIT AGREEMENT -- AUTOMATIC INCREASES IN SPECIFIED AMOUNT

        This Agreement provides for automatic annual increases in the initial amount of insurance specified in the Policy. Each automatic increase is the initial specified amount of insurance multiplied time the estate growth rate specified in the Policy. Increase will end on the earlier of (a) the Policy anniversary nearest the younger insured's 80th birthday and (b) if the estate growth rate specified in the Policy is 3%, the 33rd anniversary of the Policy or if the estate growth rate specified in the Policy is 6%, the 16th anniversary of the Policy. The initial specified amount of insurance in the Policy may be increased only by the automatic annual increases provided in this Agreement if it is attached to the Policy. Cost of insurance charges applied to the increased amounts of insurance are based on age, gender (in some states) and rate class of the insured. This benefit is subject to the provisions of the Agreement.

SUPPLEMENTAL EXCHANGE AGREEMENT

        The Agreement provides that the Policy may be exchanged for a new life insurance policy insuring a new joint insured, so long as the new joint insured has the same insurable relationship to the remaining insured as did the insured being replaced, subject to conditions set forth in the Agreement. The new insured must submit satisfactory evidence of insurability, the new insured must be at least 20 years of age on the birthday nearest the policy date of the Agreement and the differences in ages of the remaining insured and the new insured must not be greater than 30 years. There is no charge for the Agreement. This benefit is subject to the provisions of the Agreement.

GUARANTEED CONTINUATION OF POLICY

        This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as on each monthly anniversary of the Policy all premiums paid less any partial surrenders, policy loans and unpaid loan interest is equal to or greater than the "guaranteed continuation of policy premium" multiplied by the number of elapsed policy months since the Policy date. The "guaranteed continuation of policy premium" is specified in the Policy, and is different for each insured. It is based upon issue age and underwriting class of each insured, and the death benefit option and the supplemental benefit riders chosen. While this Agreement is in force, the allocation or transfer of amounts to certain subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. This benefit is subject to the provisions in the Agreement.

OPTION TO EXTEND MATURITY DATE

        This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy. The cost of insurance charge for this Agreement is based on the attained age, gender (in some states) and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This benefit is subject to the provisions in the Agreement.

RETURN OF PREMIUM SUPPLEMENTAL TERM INSURANCE

        This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly anniversary. The cost of insurance charges for the Agreement include the cost of insurance charges for the term insurance provided under the Agreement The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds. The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy. This benefit is subject to the provisions in the Agreement.

ESTATE PRESERVATION SUPPLEMENTAL TERM INSURANCE AGREEMENT

        This Agreement provides a supplemental term insurance benefit on the death of the last insured under the Policy if the death of the last insured occurs during the first four policy years. The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds. The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy. This benefit is subject to the provisions in the Agreement.

SUPPLEMENTAL TERM INSURANCE AGREEMENT

        This Agreement adds a last survivor term insurance benefit to the Policy. Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.20 per $1,000 of specified amount of insurance for the first twelve months of the Agreement. The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates are based on the age, gender (in some states) and rate class of the additional insured. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy. This benefit is subject to the provisions in the Agreement.

GENERAL RULES AND LIMITATIONS

        Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

WHAT IS A POLICY LOAN?

        You may borrow up to 90% of your cash surrender value.

        Interest charged on a policy loan is 5.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. A policy loan does not reduce your policy value. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. The special loan account will earn interest at 4.0% (or more at our discretion). With the interest we credit to the special loan account, the net cost of the policy loan is 1.0%. After the tenth policy year, we intend to credit interest at the rate of 4.75% (which will result in a net policy loan cost of 0.25% in those years).

        You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

        If your Policy lapses (see WHAT PAYMENTS MUST BE PAID UNDER THE POLICY?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

        The amount of any loan outstanding under your Policy on the death of the last insured to die will reduce the amount of the death benefit by the amount of such loan.

        If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW CAN I WITHDRAW MONEY FROM THE POLICY?

FULL SURRENDER

        You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies. This is called your "net cash surrender value."

PARTIAL SURRENDER

        You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

        o the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

        o no more than four partial surrenders may be made in a policy year;

        o       each partial surrender must be at least $250;

        o a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

        o during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $200,000.

        If you elect Death Benefit Option 1 (see HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? in this prospectus), a partial surrender may reduce your specific amount of insurance - be reduced by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy and (b) the specified amount of insurance.

        Partial surrenders reduce the Policy value and net cash surrender value of Policy by the amount of the partial surrender.

        Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

CAN I CHOOSE DIFFERENT PAYOUT OPTIONS UNDER THE POLICY?

CHOOSING A PAYOUT OPTION

        You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

CHANGING A PAYMENT OPTION

        You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

TAX IMPACT OF CHOOSING A PAYMENT OPTION

        There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW?

        Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming the policy is not treated as a "modified endowment contract" under federal income tax law, distributions from the policy are generally treated as first the return of investments in the Policy and then, only after the return of all investment in the policy, as distribution of taxable income. Amounts borrowed under the policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").

        To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

        If it is subsequently determined that the Policy does not satisfy
Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

        Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how the funds' assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

        The IRS has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner's gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract Owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, the Contracts may need to be modified to comply with them.

IRC QUALIFICATION

        Your Policy will be treated as a life insurance contract under federal income tax law if it passes a Cash Value Accumulation Test. Under the Cash Accumulation Test the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy. The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us.

MODIFIED ENDOWMENT CONTRACTS

        The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts," which applies to Policies entered into or materially changed after June 20, 1988.

        Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

        All policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

        The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a modified endowment contract.

        Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's Beneficiary.

POLICY LOAN INTEREST

        Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

INVESTMENT IN THE POLICY

        Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

TAXATION OF POLICY SPLIT OPTION AGREEMENT

        The Policy Split Option Agreement that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1035 or 1041 of the Code. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the Policy split option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a Policy split.

TAX CONSEQUENCES OF THE OPTION TO EXTEND MATURITY DATE

        The Option to Extend Maturity Date that we offer allows the Policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

OTHER TAX CONSIDERATIONS

        The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

        The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

        The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

ARE THERE OTHER CHARGES THAT PENN MUTUAL COULD DEDUCT IN THE FUTURE?

        We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

        Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

HOW DO I COMMUNICATE WITH PENN MUTUAL?

GENERAL RULES


        You may mail all checks and money orders for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks and money orders to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.


        Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

        o policy loans in excess of $25,000, and full and partial surrenders;

        o       change of death benefit option;

        o       changes in specified amount of insurance;

        o       change of beneficiary;

        o       election of payment option for Policy proceeds;

        o       tax withholding elections; and

        o       grant of telephone transaction privilege to a third party.

        You should mail or express these requests to our office. You should also send notice of the insured person's death and related documentation to our office. Communications are not treated as "received" until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

        We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your Policy number and the name of the insured person. We cannot process any request that does not include this required information.

TELEPHONE TRANSACTIONS

        You or the agent of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the agent of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

WHAT IS THE TIMING OF TRANSACTIONS UNDER THE POLICY?

        Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account (normally at 4:00 p.m. Eastern Time and ending at the close of the next succeeding business day of the New York Stock Exchange). Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. Death benefits will be based on values as of the date of death.

        We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

        We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York

Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our Policy owners.

        We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3.0% per year compounded annually while it is deferred.

HOW DOES PENN MUTUAL COMMUNICATE WITH ME?

        At least each year we will send to you a report showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

DO I HAVE THE RIGHT TO CANCEL THE POLICY?

        You have the right to cancel your Policy within 10 days after you receive it or within 45 days after you signed your application (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

        In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

        In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market Fund subaccount during the "free look" period. At the end of the period, the money will be transferred to the investment options you have chosen.

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

        Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

        We established Penn Mutual Variable Life Account I (the "Separate Account") as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.

        Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from Policy owners.

        Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the policies.

        If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

                      VOTING SHARES OF THE INVESTMENT FUNDS

        We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

        To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner's policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

        We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.


                                  LEGAL MATTERS

        Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.


                            DISTRIBUTION ARRANGEMENTS

        Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. ("HTK") to act as principal underwriter for the distribution and sale of the contracts. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

        Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two. Registered representatives may be paid commissions on Policies they sell in amounts up to 50% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 2% on premiums paid after the first fifteen policy years.

        In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

        Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a "preferred" status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

        Finally, within certain limits imposed by the NASD, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

        All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this contract rather than other investment options.

        Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.


                              FINANCIAL STATEMENTS

        The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of addition information, which may be obtained from The Penn Mutual Life Insurance Company,
Attn: SAI request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies.

APPENDIX A

                         MINIMUM INITIAL ANNUAL PREMIUMS

        The following table shows for insureds of varying ages, the minimum initial annual premium for a Policy with a Basic death benefit of $1,000,000. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

                                            MINIMUM INITIAL ANNUAL
              AGE OF MALE   AGE OF FEMALE          PREMIUM
              -----------   -------------   ----------------------
                  35              35               $  2,517
                  40              45               $  3,100
                  45              45               $  3,170
                  50              45               $  3,250
                  55              45               $  3,351
                  55              55               $  4,175
                  60              58               $  4,678
                  65              70               $  8,169
                  70              62               $  7,218

APPENDIX B

     ADMINISTRATIVE SURRENDER CHARGES PER $1,000 OF INITIAL SPECIFIED AMOUNT

        ATTAINED AGE OF YOUNGER            CHARGE PER EACH $1,000 OF
         INSURED ON POLICY DATE            INITIAL SPECIFIED AMOUNT
        -----------------------            -------------------------
                 20-29                              $   6.00
                 30-39                              $   8.00
                 40-49                              $  10.00
                 50-59                              $  12.00
                60-over                             $  14.00

        SAMPLE SURRENDER CHARGE PREMIUMS FOR $1,000,000 SPECIFIED AMOUNT
                          (NS = NONSMOKER; S = SMOKER)

        AGE OF    SMOKING     AGE OF    SMOKING    MAXIMUM SURRENDER
         MALE      STATUS     FEMALE    STATUS      CHARGE PREMIUM
        ------    -------     ------    -------    -----------------
          50         NS         45        NS          $   9,254.00
          65         NS         65        NS          $  29,399.00
          55         S          55         S          $  16,280.00
          55         S          45        NS          $  10,392.00
          45         NS         45         S          $   9,040.00
          35         NS         35        NS          $   5,364.00
          70         NS         62         S          $  25,370.00
          40         S          45         S          $   9,044.00
          65         S          70        NS          $  31,204.00
          60         NS         58        NS          $  16,885.00

APPENDIX C

                      POLICIES ISSUED TO NEW YORK RESIDENTS

                                 Premium Charge

                    Policy Year               % of Premium Charge
                    -----------               -------------------
                      1 - 15                          7.5%
                        16+                           5.5%

                        Mortality and Expense Risk Charge

                    Policy Years 1 - 15   --    0.90% annually
                    Policy Years 16+      --    0.60% annually

                                Surrender Charge

        For Policies issued to New York residents, the surrender charge declines during the 6th through the 14th policy years so that no surrender charge is deductible during the 15th and later policy years. The surrender factors used to calculate the surrender charge for such Policies are as follows:

                                                   SURRENDER FACTOR
                    SURRENDER DURING              APPLIED TO (c) IN
                      POLICY YEAR                  FORMULA ON PAGE
                    ----------------              -----------------
                    1st through 5th                      1.00
                          6th                             .90
                          7th                             .80
                          8th                             .70
                          9th                             .60
                         10th                             .50
                         11th                             .40
                         12th                             .30
                         13th                             .20
                         14th                             .10
                         15th                             .00

APPENDIX D

                     ILLUSTRATIVE NET SINGLE PREMIUM FACTORS

        For a Policy Issued to a Male Nonsmoker, age 65, standard underwriting class and Female, Nonsmoker, age 65, standard underwriting class.

               65            2.2464            83          1.2787
               66            2.1200            84          1.2557
               67            2.0406            85          1.2348
               68            1.9656            86          1.2159
               69            1.8949            87          1.1987
               70            1.8283            88          1.1831
               71            1.7657            89          1.1686
               72            1.7068            90          1.1550
               73            1.6517            91          1.1421
               74            1.6002            92          1.1295
               75            1.5523            93          1.1171
               76            1.5080            94          1.1044
               77            1.4670            95          1.0913
               78            1.4290            96          1.0778
               79            1.3940            97          1.0643
               80            1.3615            98          1.0520
               81            1.3316            99          1.0321
               82            1.3040

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       STATEMENT OF ADDITIONAL INFORMATION


        A free copy of the Statement of Additional Information ("SAI"), dated May 1, 2005, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


        In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

        Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I's Investment Company Act registration number is 811-05006.

                                   PROSPECTUS

                                       FOR

                             VARIABLE ESTATEMAX III

              a last survivor flexible premium adjustable variable
                         life insurance policy issued by

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               and funded through

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     The Penn Mutual Life Insurance Company

                             Philadelphia, PA 19172

                                  800-523-0650

        The Policy provides life insurance on two insureds and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.


PENN SERIES FUNDS, INC.                                           MANAGER
        Money Market Fund                                         Independence Capital Management, Inc.
        Limited Maturity Bond Fund                                Independence Capital Management, Inc.
        Quality Bond Fund                                         Independence Capital Management, Inc.
        High Yield Bond Fund                                      T. Rowe Price Associates, Inc.
        Flexibly Managed Fund                                     T. Rowe Price Associates, Inc.
        Growth Stock Fund
        (formerly, Growth Equity Fund)                            T. Rowe Price Associates, Inc.
        Large Cap Value Fund                                      Lord, Abbett & Co. LLC
        Large Cap Growth Fund                                     ABN AMRO Asset Management, Inc.
        Index 500 Fund                                            Wells Capital Management Incorporated
        Mid Cap Growth Fund                                       Turner Investment Partners, Inc.
        Mid Cap Value Fund                                        Neuberger Berman Management Inc.
        Strategic Value Fund                                      Lord, Abbett & Co. LLC
        Small Cap Growth Fund
        (formerly, Emerging Growth Fund)                          Bjurman, Barry & Associates
        Small Cap Value Fund                                      Goldman Sachs Asset Management, L.P.
        International Equity Fund                                 Vontobel Asset Management, Inc.
        REIT Fund                                                 Heitman Real Estate Securities LLC

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                        MANAGER
         Balanced Portfolio                                       Neuberger Berman Management Inc.

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND            MANAGER
         Equity-Income Portfolio                                  Fidelity Management & Research Company
         Growth Portfolio                                         Fidelity Management & Research Company

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II         MANAGER
         Asset Manager Portfolio                                  Fidelity Management & Research Company

VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC.              MANAGER
         Emerging Markets Equity (International) Portfolio        Van Kampen


     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                   May 1, 2005

                        GUIDE TO READING THIS PROSPECTUS

        This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

        The prospectus is arranged as follows:

        o Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

        o Pages 5 to 12 provide tables showing fees and charges under the Policy.

        o Pages 12 to 14 provide tables showing fees and expenses of the funds underlying the Policy.

        o Pages 15 to 38 provide additional information about the Policy, in question and answer format.

        o Pages 38 to 40 provide information about The Penn Mutual Life Insurance Company ("Penn Mutual"), Penn Mutual Variable Life Account I (the "Separate Account") and the underlying investment funds in which Policy reserves may be allocated.

        o Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

                                   **********

The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy. You should read the relevant prospectus(es) carefully before you invest.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

        The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

BENEFIT SUMMARY

        The Policy provides life insurance on two persons that you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

        DEATH BENEFIT - While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the last insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

        PREMIUM FLEXIBILITY - Amounts you pay to us under your Policy are called "premiums" or "premium payments." Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

        FREE LOOK PERIOD - You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

        FIVE YEAR NO-LAPSE FEATURE - Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceeds the "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

        INVESTMENT OPTIONS - The Policy allows you to allocate your policy value to 21 different investment options.

        FIXED INTEREST OPTION - In addition to the 21 investment options, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3.0%.

        TRANSFERS - Within limitations, you may transfer investment amounts from one investment account to another, and to and from the fixed interest option. In addition, the Policy offers three automated transfer programs - two dollar cost averaging programs and one asset rebalancing program.

        LOANS - You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

        SURRENDERS AND WITHDRAWALS - You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies (if any). This is called your "net cash surrender value." In addition, you may partially surrender your Policy for the net cash surrender value.

        TAXES - Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a "modified endowment contract" under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the policy, as distribution of taxable income.

        RIDERS - For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

RISK SUMMARY

        SUITABILITY - The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 14 policy years.

        INVESTMENT PERFORMANCE - The value of your policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

        LAPSE - Your policy may terminate, or "lapse," if the net cash surrender value of the Policy is not sufficient to pay Policy charges (including payment of interest on any loan that may be outstanding under the Policy), the five year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you of how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if both insureds are alive or if one of the insureds died prior to the lapse.

        ACCESS TO CASH VALUE - If you fully surrender your Policy for cash within the first 14 policy years or within 14 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have a 14 year surrender charge schedule attached to it.

        TAXES - The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax adviser for more complete information.

                                   FEE TABLES

        The following tables summarize fees and expenses that a Policy owner may pay when buying, owning and surrendering the Policy.(1) The table below describes the fees and expenses that a Policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

                                TRANSACTION FEES

             CHARGE                           WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
------------------------------------    -----------------------------------   -------------------------------------
Maximum Sales Charge (load)             When a premium is paid during the     27.5% of the amount of premium
                                        first policy year.                    payments which do not exceed the
                                                                              "maximum surrender charge
                                                                              premium,"(2) and 1.5% of the amount
                                                                              of premium payments above the
                                                                              "maximum surrender charge
                                                                              premium."(3)

                                        When a premium is paid after the      1.5% of premium payments.
                                        first policy year.

Premium and Federal (DAC) Taxes         When a premium is paid.               2.5% of premium payments.

Surrender Charge, if the Policy is      When the Policy is surrendered.       90% of the lesser of (a) $25 per
Surrendered Within the First 14                                               $1,000 of the initial specified
Policy Years, or Within 14 Years of                                           amount of insurance (or, increase
any Increase in the Amount of                                                 in specified amount of insurance),
Insurance Specified in your Policy                                            (b) total premiums paid in the
                                                                              first policy year (or total premiums
                                                                              paid in first twelve months following
                                                                              an increase in specified amount of
                                                                              insurance) and (c) the "maximum
                                                                              surrender charge premium" (or the
                                                                              "maximum surrender charge premium" in
                                                                              effect on the date of an increase in
                                                                              specified amount of insurance).(2),
                                                                              (4)

Partial Surrender Charge                When you partially surrender your     Lesser of $25 or 2.0% of the amount
                                        Policy.                               surrendered.

Transfer Charge

    Current Charge                      When you make a transfer.             $0.00(5)

    Guaranteed Maximum Charge           When you make a transfer.             $10.00

Loans(6)

    Gross Interest Charge               End of each policy year.              Annual rate of 4.0% (before credit
                                                                              from interest paid on collateral
                                                                              held in special loan account).

    Net Interest Charge(7)              End of each policy year.              Annual rate of 1.0% (after credit
                                                                              from interest paid on collateral
                                                                              held in special loan account).(8)

----------
1. See WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? in this prospectus for additional information.

2. The "maximum surrender charge premium" is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured. The "maximum surrender charge premium" is stated in each Policy.

3. The sales charge is currently reduced to 17.5% of premium payments that do not exceed the "maximum surrender charge premium," during the first Policy year. For Policies sold in New York, this current charge may not be increased. The "maximum surrender charge premium" is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured.

4. Commencing in the second Policy year (or, in the second year after an increase in specified amount of insurance) and continuing through the fourteenth policy year, (or fourteenth year after an increase in specified amount of insurance) the surrender charge gradually decreases each year, after which there is no longer a charge.

5. No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a Policy year (except in the case of transfers of $5,000,000 or more).

6. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal application when you request the loan) and is transferred to a special loan account as collateral for the loan. See WHAT IS A POLICY LOAN? in this prospectus for additional information about policy loans.

7. "Net Interest Charge" means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

8. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New
        York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New
        York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

        The next table describes charges that a Policy owner may pay periodically during the time the Policy is owned. The charges do not include fee and expenses incurred by the funds that serve as investment options under the Policy.

                        PERIODIC CHARGES UNDER THE POLICY
         NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

          POLICY CHARGES                     WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
------------------------------------    -----------------------------------   ------------------------------------
Cost of Insurance Charges(1)

    Current Charges                     Monthly                               Minimum of $0.00002 to maximum of
                                                                              $43.7667, per $1,000 of net amount of
                                                                              risk.

    Guaranteed Maximum Charges          Monthly                               Minimum of $0.00008 to maximum of
                                                                              $83.33333, per $1,000 of net amount
                                                                              of risk.

                        PERIODIC CHARGES UNDER THE POLICY
         NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

          POLICY CHARGES                     WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
------------------------------------    -----------------------------------   ------------------------------------
    Charge for a representative
    non-tobacco male insured, age 65
    and non-tobacco female insured,
    age 65

         Current Charges                Monthly                               Minimum of $0.01459 to maximum of
                                                                              $31.1725, per $1,000 of net amount of
                                                                              risk.

         Guaranteed Maximum Charges     Monthly                               Minimum of $0.02385 to maximum of
                                                                              $83.33333, per $1,000 of net amount
                                                                              of risk.

Mortality and Expense Risk Charge:

    Mortality and Expense Risk Face     Monthly                               For the first 120 months following
    Amount Charge                                                             Policy date, the charges range from a
                                                                              minimum of $0.14 per $1,000 of
                                                                              initial specified amount of insurance
                                                                              when the average issue age of the
                                                                              insureds is 20 or under, up to a
                                                                              maximum of $0.39 per $1,000 of
                                                                              initial specified amount of insurance
                                                                              when the average issue age of the
                                                                              insureds is 83. A similar charge
                                                                              applies to an increase in the
                                                                              specified amount of insurance, for
                                                                              the first 120 months following the
                                                                              increase.(2)

    Mortality and Expense Risk Asset    Monthly                               An annual effective rate of 0.90% of
    Value Charge                                                              the Policy value for the first ten
                                                                              years and an annual effective rate of
                                                                              0.35% of the Policy value
                                                                              thereafter.(3)

Administrative Fees:                    Monthly                               $50.00 in the first Policy year and
                                                                              $15 thereafter.

----------
1. The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount of risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of Policy. For additional information on cost of insurance charges, see WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? - MONTHLY DEDUCTIONS - COST OF INSURANCE in this prospectus.

2. The mortality and expense risk face amount charges are currently reduced. For the first 120 months following Policy date, the charges range from a minimum of $0.04 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under, up to a maximum of $0.29 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.

3. The charge is currently reduced to an annual effective rate of 0.60% of the Policy value for the first ten years and an annual effective rate of 0.05% of the Policy value thereafter.

        The next table describes charges that a Policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

           PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

 SUPPLEMENTAL BENEFIT RIDER/CHARGES           WHEN CHARGE IS DEDUCTED                     AMOUNT DEDUCTED
------------------------------------    -----------------------------------   -------------------------------------
1.  POLICY SPLIT OPTION AGREEMENT:

Cost of Insurance Charges(1)

    Current Charges                     Monthly                               No charge.

    Guaranteed Maximum Charges          Monthly                               No charge.

2.  ENHANCED POLICY SPLIT OPTION
    AGREEMENT:

    Current Charges                     Monthly                               No charge.

    Guaranteed Maximum Charges          Monthly                               No charge.

3.  ESTATE GROWTH AGREEMENT -
    AUTOMATIC INCREASES IN SPECIFIED
    AMOUNT:

Cost of Insurance Charges(1)

    Current Charges                     Monthly                               Minimum of $0.00001 to maximum of
                                                                              $43.7667, per $1,000 of estate growth
                                                                              benefit.

    Guaranteed Maximum Charges          Monthly                               Minimum of $0.00008 to maximum of
                                                                              $83.33333, per $1,000 of estate
                                                                              growth benefit.

    Charge for a representative
    non-tobacco male insured, age 65
    and non-tobacco female insured,
    age 65

         Current Charges                Monthly                               Minimum of $0.00015 to maximum of
                                                                              $31.1725, per $1,000 of estate growth
                                                                              benefit.

         Guaranteed Maximum Charges     Monthly                               Minimum of $0.02385 to maximum of
                                                                              $83.33333, per $1,000 of estate
                                                                              growth benefit.

4.  GUARANTEED CONTINUATION OF
    POLICY:

Cost of Insurance Charges(1)            Monthly                               $0.01 per $1,000 of specified amount
                                                                              of insurance.

           PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

 SUPPLEMENTAL BENEFIT RIDER/CHARGES           WHEN CHARGE IS DEDUCTED                     AMOUNT DEDUCTED
------------------------------------    -----------------------------------   -------------------------------------
5.  OPTION TO EXTEND MATURITY DATE:

Cost of Insurance Charges(1)

    Current Charges                     Monthly                               No charge.

    Guaranteed Maximum Charges          Monthly                               Minimum of $3.23 to maximum of $5.73,
                                                                              per $1,000 of net amount of risk
                                                                              attributable to the option agreement.

    Charge for a representative
    non-tobacco male insured, age 65
    and non-tobacco female insured,
    age 65

         Current Charges                Monthly                               No charge.

         Guaranteed Maximum Charges     Monthly                               Minimum of $3.23 to maximum of $5.73,
                                                                              per $1,000 of net amount of risk
                                                                              attributable to the option agreement.

6.  FLEXIBLE PERIOD - SINGLE LIFE
    SUPPLEMENTAL TERM INSURANCE
    AGREEMENT:

Cost of Insurance Charges(1)

    Current Charges                     Monthly                               Minimum of $0.0559 to maximum of
                                                                              $26.1662, per $1,000 of term
                                                                              insurance benefit.

    Guaranteed Maximum Charges          Monthly                               Minimum of $0.0841 to maximum of
                                                                              $83.33333, per $1,000 of term
                                                                              insurance benefit.

    Charge for a representative
    non-tobacco male insured, age 65
    and non-tobacco female insured,
    age 65

         Current Charges                Monthly                               Minimum of $1.291 to maximum of
                                                                              $25.0759, per $1,000 of term
                                                                              insurance benefit.

         Guaranteed Maximum Charges     Monthly                               Minimum of $3.0333 to maximum of
                                                                              $83.33333, per $1,000 of term
                                                                              insurance benefit.

Administrative Charges

    First year of Agreement             Monthly                               $0.10 per $1,000 of term insurance
                                                                              benefit.
    First year of increase in term      Monthly                               $0.10 per $1,000 of term insurance
    insurance benefit under Agreement                                         benefit.

           PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

 SUPPLEMENTAL BENEFIT RIDER/CHARGES           WHEN CHARGE IS DEDUCTED                     AMOUNT DEDUCTED
------------------------------------    -----------------------------------   -------------------------------------
7.  RETURN OF PREMIUM SUPPLEMENTAL
    TERM INSURANCE:

Cost of Insurance Charges(1)

    Current Charges                     Monthly                               Minimum of $0.00002 to maximum of
                                                                              $43.7667, per $1,000 of term
                                                                              insurance benefit.

    Guaranteed Maximum Charges          Monthly                               Minimum of $0.00008 to maximum of
                                                                              $83.33333, per $1,000 of term
                                                                              insurance benefit.

    Charge for a representative
    non-tobacco male insured, age 65
    and non-tobacco female insured,
    age 65

         Current Charges                Monthly                               Minimum of $0.01459 to maximum of
                                                                              $31.1725, per $1,000 of term
                                                                              insurance benefit.

         Guaranteed Maximum Charges     Monthly                               Minimum of $0.02385 to maximum of
                                                                              $83.33333, per $1,000 of term
                                                                              insurance benefit.

8.  ESTATE PRESERVATION SUPPLEMENTAL
    TERM INSURANCE AGREEMENT:

Cost of Insurance Charges(1)

    Current Charges                     Monthly                               Minimum of $0.00002 to maximum of
                                                                              $7.6311, per $1,000 of term insurance
                                                                              benefit.

    Guaranteed Maximum Charges          Monthly                               Minimum of $0.0008 to maximum of
                                                                              $9.82087, per $1,000 of term
                                                                              insurance benefit.

    Charge for a representative
    non-tobacco male insured, age 65
    and non-tobacco female insured,
    age 65

         Current Charges                Monthly                               Minimum of $0.015 to maximum of
                                                                              $0.12159, per $1,000 of term
                                                                              insurance benefit.

         Guaranteed Maximum Charges     Monthly                               Minimum of $0.02385 to maximum of
                                                                              $0.23421, per $1,000 of term
                                                                              insurance benefit.

           PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS

 SUPPLEMENTAL BENEFIT RIDER/CHARGES           WHEN CHARGE IS DEDUCTED                     AMOUNT DEDUCTED
------------------------------------    -----------------------------------   -------------------------------------
9.  SUPPLEMENTAL TERM INSURANCE
    AGREEMENT:(2)

Cost of Insurance Charges(1)

    Current Charges                     Monthly                               Minimum of $0.00001 to maximum of
                                                                              $42.82317, per $1,000 of net amount
                                                                              of risk attributable to the term
                                                                              insurance benefit.

    Guaranteed Maximum Charges          Monthly                               Minimum of $0.00008 to maximum of
                                                                              $83.33333, per $1,000 of net amount
                                                                              of risk attributable to the term
                                                                              insurance benefit.

    Charge for a representative
    non-tobacco male insured, age 65
    and non-tobacco female insured,
    age 65

         Current Charges                Monthly                               Minimum of $0.00015 to maximum of
                                                                              $29.33256, per $1,000 of net amount
                                                                              of risk attributable to the term
                                                                              insurance benefit.

         Guaranteed Maximum Charges     Monthly                               Minimum of $0.02385 to maximum of
                                                                              $83.33333, per $1,000 of net amount
                                                                              of risk attributable to the term
                                                                              insurance benefit.

Mortality and Expense Risk Face
Amount Charge

    Current Charges                     Monthly                               No charge.

    Guaranteed Maximum Charges          Monthly                               For the first 120 months following
                                                                              Policy date, the charges range from a
                                                                              minimum of $0.19 per $1,000 of
                                                                              initial specified amount of insurance
                                                                              when the average issue age of the
                                                                              insureds is 20 or under, up to a
                                                                              maximum of $0.44 per $1,000 of
                                                                              initial specified amount of insurance
                                                                              when the average issue age of the
                                                                              insureds is 83. A similar charge
                                                                              applies to an increase in the
                                                                              specified amount of insurance, for
                                                                              the first 120 months following the
                                                                              increase.

10. SUPPLEMENTAL EXCHANGE AGREEMENT:

    Current Charges                     Monthly                               No charge.

    Guaranteed Maximum Charges          Monthly                               No charge.

1. The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount of risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY? in this prospectus.

2. For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the Policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the Policy value will be allocated to the most recent increase in the specified amount in the Policy.

        The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy. Fee and expense information for each fund is contained in the tables following this table.


                                                                                    MINIMUM:     MAXIMUM:
                                                                                    --------     --------
MAXIMUM AND MINIMUM TOTAL FUND OPERATION EXPENSES (expenses that are deducted from assets of fund companies, including management fees and other
expenses)                                                                               0.36%        1.71%

MAXIMUM AND MINIMUM TOTAL FUND OPERATION EXPENSES (expenses that are deducted from assets of fund companies, including management fees and other
expenses) - AFTER CONTRACTUAL FEE WAIVERS(1)                                            0.36%(2)     1.71%(3)


----------

(1) For the fiscal year ended December 31, 2004, total annual operating expenses of two of the twenty-one underlying funds were reduced pursuant to contractual waivers of fees. See tables below for detailed information on these waivers.

(2) The minimum total operating expenses of the funds for the most recent fiscal year was less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep the Index 500 Fund's total operating expenses at 0.25% through July 31, 2004. Thereafter, the Agent voluntarily waived fees and reimbursed expenses to the extent the Index 500 Fund's total operating expenses exceeded 0.35%. With these voluntary waivers, the minimum total operating expenses of the funds for the most recent fiscal year was 0.29%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

(3) After a voluntary fee waiver by the Adviser to the Emerging Markets Equity (International) Fund of a portion of its fee, which would have otherwise been payable by the fund, the maximum total operating expenses of the funds was 1.70%. The adviser may terminate this voluntary waiver at any time at its sole discretion.

         The following table provides more specific detail about the total fund operating expenses for each fund.

PENN SERIES FUNDS, INC.
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                              TOTAL                           NET
                                MANAGEMENT      OTHER          FUND           FEE             FUND
                                   FEES        EXPENSES      EXPENSES       WAIVERS         EXPENSES
                                ----------    ----------    ----------    ----------       ----------
Money Market ................         0.20%         0.33%         0.53%         0.00%            0.53%
Limited Maturity Bond .......         0.30%         0.32%         0.62%         0.00%            0.62%
Quality Bond ................         0.33%         0.29%         0.62%         0.00%            0.62%
High Yield Bond .............         0.50%         0.36%         0.86%         0.00%            0.86%
Flexibly Managed ............         0.60%         0.25%         0.85%         0.00%            0.85%(1)
Growth Stock ................         0.65%         0.32%         0.97%         0.00%            0.97%(1)
Large Cap Value .............         0.60%         0.29%         0.89%         0.00%            0.89%(1)
Large Cap Growth ............         0.55%         0.41%         0.96%         0.00%            0.96%(1)
Index 500 ...................         0.07%         0.29%         0.36%         0.00%            0.36%(4)
Mid Cap Growth ..............         0.70%         0.33%         1.03%         0.03%(2)         1.00%(1)
Mid Cap Value ...............         0.55%         0.31%         0.86%         0.00%            0.86%(1)
Strategic Value .............         0.72%         0.42%         1.14%         0.00%            1.14%
Small Cap Growth ............         0.73%         0.33%         1.06%         0.00%            1.06%
Small Cap Value .............         0.85%         0.32%         1.17%         0.02%(3)         1.15%
International Equity ........         0.85%         0.37%         1.22%         0.00%            1.22%(1)
REIT ........................         0.70%         0.40%         1.10%         0.00%            1.10%


----------

These expenses are for the fiscal year ended December 31, 2004.

(1) Certain sub-advisers have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker has been recaptured by the Funds. The total expenses for the Funds after the recapture were:

        Flexibly Managed                            0.84%
        Growth Stock                                0.96%
        Large Cap Value                             0.86%
        Large Cap Growth                            0.89%
        Mid Cap Growth                              0.91%
        Mid Cap Value                               0.82%
        International Equity                        1.18%
(2) The Administrative and Corporate Services Agent (the "Agent") has contractually agreed to waive its fees and/or reimburse expenses, so long as it serves as the Agent to the Fund, to the extent necessary to keep operating expenses from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund.
(3) The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses, so long as it serves as Adviser to the Fund, to the extent necessary to keep operating expenses from exceeding 1.15% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund.
(4) The Fund's actual total operating expenses for the most recent fiscal year were less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep total operating expenses at 0.25% through July 31, 2004. Thereafter, the Agent has voluntarily agreed to waive fees and reimburse expenses to the extent total operating expenses exceed 0.35%. With these voluntary waivers, the Fund's actual total operating expenses for the most recent fiscal year were 0.29%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

NEUBERGER  BERMAN ADVISERS MANAGEMENT TRUST (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                      MANAGEMENT/
                                                                    ADMINISTRATION    OTHER     TOTAL FUND
                                                                         FEES        EXPENSES    EXPENSES
                                                                    --------------   --------   ----------
Balanced.........................................................             0.85%      0.25%        1.10%


----------

(a)     These expenses are for the fiscal year ended December 31, 2004.


FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                      MANAGEMENT      OTHER     TOTAL FUND
                                                                         FEE         EXPENSES    EXPENSES
                                                                    --------------   --------   ----------
Equity-Income....................................................             0.47%      0.11%        0.58%
Growth...........................................................             0.58%      0.10%        0.68%


----------

(a) These expenses are for the fiscal year ended December 31, 2004. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.57% for the Equity-Income Portfolio and 0.65% for the Growth Portfolio.


FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                      MANAGEMENT      OTHER     TOTAL FUND
                                                                         FEE         EXPENSES    EXPENSES
                                                                    --------------   --------   ----------
Asset Manager....................................................             0.53%      0.12%        0.65%


----------

(a) These expenses are for the fiscal year ended December 31, 2004. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.64%.


VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                      MANAGEMENT      OTHER     TOTAL FUND
                                                                         FEE         EXPENSES    EXPENSES
                                                                    --------------   --------   ----------
Emerging Markets Equity (International)..........................             1.25%      0.46%        1.71%(b)


----------

(a)     These expenses are for the fiscal year ended December 31, 2004.
(b) The total expenses for the Emerging Markets Equity (International) Fund after a voluntary fee waiver of 0.01% by the Fund's adviser were 1.70%. The adviser may terminate this voluntary waiver at any time at its sole discretion.


        Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Policy. Your expenses include Policy expenses and the expenses of the Funds that you select. The prospectuses of Penn Series Funds, Inc., Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Products Fund, Fidelity Investments' Variable Insurance Products Fund II and Van Kampen's The Universal Institutional Funds, Inc. accompany this prospectus. These prospectuses contain additional information regarding these Funds' expenses.

                              QUESTIONS AND ANSWERS

        This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

QUESTION                                                                   PAGE
-----------------------------------------------------------------------   -----
What Is the Policy?....................................................      16

Who Owns the Policy?...................................................      16

What Payments Must I Make Under the Policy?............................      17

How Are Amounts Credited to the Separate Account?......................      19

How Much Life Insurance Does the Policy Provide?.......................      19

Can I Change Insurance Coverage Under the Policy?......................      20

What Is the Value Of My Policy?........................................      21

How Can I Change the Policy's Investment Allocations?..................      22

What Are the Fees and Charges Under the Policy?........................      23

What Are the Supplemental Benefit Riders That I Can Buy?...............      27

What Is A Policy Loan?.................................................      30

How Can I Withdraw Money From the Policy?..............................      31

Can I Choose Different Payout Options Under the Policy?................      32

How Is the Policy Treated Under Federal Income Tax Law?................      32

Are There Other Charges That Penn Mutual Could Deduct In the Future?...      36

How Do I Communicate With Penn Mutual?.................................      36

What Is the Timing Of Transactions Under the Policy?...................      37

How Does Penn Mutual Communicate With Me?..............................      38

Do I Have the Right to Cancel the Policy?..............................      38

WHAT IS THE POLICY?

        The Policy provides life insurance on two persons. It is called a "last survivor" Policy because no insurance proceeds ("death benefit") are payable until the death of the second of two insureds (the "last surviving insured"). The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance, but will never be less than the amount specified in your Policy. The Policy also allows you to allocate your Policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first page of this prospectus) and to a fixed interest account where the value will accumulate interest.

        While at least one of the two insured persons is alive, you will have several options under the Policy. Here are some major ones:

        o       Determine when and how much you pay to us

        o Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

        o       Borrow money

        o       Change the beneficiary

        o       Change the amount of insurance protection

        o       Change the death benefit option you have selected

        o Surrender or partially surrender your Policy for all or part of its net cash surrender value

        o Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

        Most of these options are subject to limits that are explained later in this prospectus.

        If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. We require satisfactory evidence of insurability, which may include a medical examination of each or one of the proposed insureds. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the Policy date after we accept the application.

        The maturity date of your Policy is the Policy anniversary nearest the younger insured's 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid to you. The maturity benefit is equal to the Policy value less any Policy loan on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the net Policy value.

WHO OWNS THE POLICY?

        You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term "you" in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

WHAT PAYMENTS MUST I MAKE UNDER THE POLICY?

PREMIUM PAYMENTS

        Amounts you pay to us under your Policy are called "premiums" or "premium payments." The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy.

        Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount of risk.

        We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium\Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

        If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a "modified endowment policy" under the Code; you could incur a penalty on the amount you take out of a "modified endowment policy." We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a "modified endowment contract" under the Code. See HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? and HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

PLANNED PREMIUMS

        The Policy Specifications page of your Policy will show the "planned premium" for the Policy. You choose this amount in the Policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also chose in your application how often to pay planned premiums -- annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges. See FIVE YEAR NO-LAPSE FEATURE and LAPSE AND REINSTATEMENT below.

WAYS TO PAY PREMIUMS


        If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

        We will also accept premiums:

        o       by wire or by exchange from another insurance company;

        o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method); or

        o if we agree to it, through a salary deduction plan with your employer.

        You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

FIVE YEAR NO-LAPSE FEATURE

        Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if

                (a) the total premiums you have paid, less any partial surrenders you made, equal or exceeds

                (b) the monthly "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

        If you increase the specified amount of insurance under your Policy during the first five policy years, we will extend the five year no-lapse provision to five years after the effective date of the increase.

        The monthly "no-lapse premium" will generally be less than the monthly equivalent of the planned premium you specified.

        The five year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount. See WHAT IS A POLICY LOAN? in this prospectus.

LAPSE AND REINSTATEMENT

        If the net cash surrender value of your Policy is not sufficient to pay Policy charges, and the five year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day "grace period" from the date we notify you to make that payment. If you don't pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

        If the last survivor dies during the grace period, we will pay the death benefit to your beneficiary less any unpaid Policy charges and outstanding policy loans.

        If the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if both insureds are alive or if one of the insureds died prior to the lapse. You will have to provide evidence that the insured person (or persons, if both insureds are living) still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

PREMIUMS UPON AN INCREASE IN THE SPECIFIED AMOUNT

        If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See CAN I CHANGE INSURANCE COVERAGE UNDER THE POLICY? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

HOW ARE AMOUNTS CREDITED TO THE SEPARATE ACCOUNT?

        From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

        When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period.

        For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established, and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

        The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is found by dividing (a) by (b), where

        (a) is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the "ex-dividend date" occurs in the valuation period;

        and

        (b) is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE?

        In your application for the Policy, you tell us how much life insurance coverage you want on the lives of the two persons to be insured. This is called the "specified amount" of insurance. The minimum specified amount of insurance that you can purchase is $200,000.

DEATH BENEFIT OPTIONS

        When the last of the insured persons dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

        o Option 1 - The death benefit is the greater of (a) the specified amount of insurance or (b) the "applicable percentage" of the policy value on the date of the last insured's death.

        o Option 2 - The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the "applicable percentage" of the policy value on the date of the last insured's death.

        The "applicable percentages" depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the "applicable percentage" is 250% when the younger of the two insureds has attained age 40 or less and decreases to 100% when the younger of the two insureds attains age 100. A table showing "applicable percentages" is included in Appendix C.

        For the Cash Value Accumulation Test, the "applicable percentages" will vary by the insureds' attained ages and their insurance risk characteristics. A table showing "applicable percentages" is included in Appendix D.

        If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

        Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

CAN I CHANGE INSURANCE COVERAGE UNDER THE POLICY?

CHANGE OF DEATH BENEFIT OPTION

        You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

        o after the change, the specified amount of insurance must be at least $200,000;

        o no change may be made in the first policy year and no more than one change may be made in any policy year; and

        o if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insureds, the requested change will not be allowed.

CHANGES IN THE SPECIFIED AMOUNT OF INSURANCE

        You may increase the specified amount of insurance, subject to the following conditions:

        o you must submit an application along with evidence of insurability acceptable to Penn Mutual;

        o you must return your policy so we can amend it to reflect the increase;

        o       the amount of the increase must be at least $10,000; and

        o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

        If you increase the specified amount within the first five policy years, the five year no-lapse period will be extended.

        You may decrease the specified amount of insurance, subject to the following conditions:

        o       no change may be made in the first policy year;

        o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

        o no decrease may be made within one year of an increase in the specified amount; and

        o any decrease in the specified amount of insurance must be at least $10,000 and the specified amount after the decrease must be at least $200,000.

TAX CONSEQUENCES OF CHANGING INSURANCE COVERAGE

        See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

WHAT IS THE VALUE OF MY POLICY?

        Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

        The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3.0%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk asset value charge described later in this prospectus. Your policy value will be affected by deductions we make from your Policy for policy charges.

        At any time, your policy value is equal to:

        o       the net premiums you have paid;

        o plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

        o plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

        o       minus policy charges we deduct; and

        o       minus partial surrenders you have made.

        If you borrow money under your Policy, other factors affect your policy value. See WHAT IS A POLICY LOAN? in this prospectus.

HOW CAN I CHANGE THE POLICY'S INVESTMENT ALLOCATIONS?

FUTURE PREMIUM PAYMENTS

        You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

TRANSFERS AMONG EXISTING INVESTMENT OPTIONS

        You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

        o the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

        o if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

        o       we may defer transfers under certain conditions;

        o       transfers may not be made during the free look period;

        o transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year;

        o the maximum amount that may be transferred out of the fixed interest option each year is limited to the greater of $5,000 or 25% of the accumulated value of the fixed interest option; and

        o the amount that may be transferred excludes any amount held in the policy loan account.

        The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our Policy holders to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.


FREQUENT TRADING RISKS

        We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Contract Owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund's performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund's net asset value.

        The insurance-dedicated mutual funds available through the Subaccounts generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners.

        As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the affects of such frequent trading. Please review the mutual funds' prospectuses for specific information about the funds' short-term trading policies and risks.

FREQUENT TRADING POLICIES

        We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

        We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

            1. A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

            2. If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner's original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

            3. Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.


DOLLAR COST AVERAGING

        This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against lows in a declining market. To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

DOLLAR COST AVERAGING ACCOUNT - TWELVE-MONTH FIXED ACCOUNT

        This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options that you select. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the 15th of the month following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the variable investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

        The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

ASSET REBALANCING

        This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

WHAT ARE THE FEES AND CHARGES UNDER THE POLICY?

PREMIUM CHARGE

o In the first policy year, we currently deduct 20% of the amount of premium payments which do not exceed the maximum surrender charge premium and 4.0% of the amount of premium payments above the maximum surrender charge premium, before they are allocated to the investment options. The maximum surrender charge premium is calculated for each Policy and is stated in the Policy, and, for any Policy we issue, cannot exceed $50.00 per $1,000 of insurance specified in the Policy. The premium charge deduction consists of 2.5% to cover state and federal premium taxes and the remaining amount to partially compensate us for the expense of selling and distributing the Policies. For premiums received after the first policy year, we will deduct 4.0% of premium payments on both a current and a guaranteed basis. This will consist of

        2.5% to cover state and federal premium taxes and 1.5% to partially compensate us for the expense of selling and distributing the Policies. For Policies issued in states other than New York we may increase the charge on premium payments received in the first policy year which do not exceed the maximum surrender charge premium, but to not more than 30% of such payments. We will notify you in advance if we change our current rates.

MONTHLY DEDUCTIONS

o Insurance Charge - A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco or nontobacco standard rate class, a preferred underwriting class (tobacco or nontobacco), or a rate class involving a higher mortality risk (a "substandard class"). Regardless of the table used, cost of insurance rates generally increase each year that you own your Policy, as the insureds' attained ages increase. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

o Administrative Charge - A monthly charge to help cover our administrative costs. This charge is equal to a flat dollar charge of $50 in the first policy year and $15 thereafter. Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. We do not anticipate making any profit from this charge. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

o Mortality and Expense Risk Charge - A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

        This charge has two parts:

        (1) Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance that varies with the issue age of the insured, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase that varies with the age of the insured on the effective date of the increase. Sample current and guaranteed maximum rates for the face amount component are shown in Appendix A. Guaranteed maximum rates range from 0.14 to 0.39, depending on issue ages of the insureds. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

        (2) Mortality and Expense Risk Asset Value Charge. We deduct a monthly charge from your policy value that is allocated to the variable investment options. This charge is deducted pro-rata from your variable investment accounts. The charge does not apply to the fixed interest option. The current charge is equivalent to an annual effective rate of 0.60% for the first ten policy years and an annual rate of 0.05% of the policy value thereafter. The guaranteed charge is equivalent to an annual effective rate of 0.90% of the policy value for the first ten policy years and an annual effective rate of 0.35% of the policy value thereafter.

        For Policies issued in the State of Maryland, these charges are labeled as (1) Monthly Charge per $1,000 of Specified Amount and (2) Monthly Policy Value Charge

o Optional Supplemental Benefit Charges - Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

TRANSFER CHARGE

        We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

SURRENDER CHARGE

        If you surrender your Policy within the first 14 policy years or within 14 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

        With respect to a surrender within the first 14 policy years, the surrender charge equals (d) multiplied by 90% of the minimum of (a), (b), and
(c), where:

        (a)=    $25.00 per thousand of specified amount;

        (b)=    the total premiums paid in the first policy year;

        (c)= the maximum surrender charge premium (which is an amount calculated separately for each Policy); and

        (d)= the applicable surrender factor for the policy year during which the surrender is made (see table below).

        With respect to a surrender within 14 years of an increase in the specified amount of insurance under your Policy, the surrender charge is equal to (d) multiplied by 90% of the minimum of (a), (b), and (c), where:

        (a)=    $25.00 per thousand of the specified amount of the increase;

        (b)= the total premiums paid in the first twelve months following the effective date of the increase;

        (c)= the maximum surrender charge premium at the effective date of the increase (which is an amount calculated separately for each Policy); and

        (d)= the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

                                                       SURRENDER FACTOR
        SURRENDER DURING POLICY YEAR               APPLIED TO (c) IN FORMULA
        ----------------------------               -------------------------
                    1st                                      1.00

                    2nd                                      0.90

                    3rd                                      0.83

                    4th                                      0.76

                    5th                                      0.69

                    6th                                      0.62

                    7th                                      0.55

                    8th                                      0.48

                    9th                                      0.41

                    10th                                     0.34

                    11th                                     0.27

                    12th                                     0.20

                    13th                                     0.13

                                                       SURRENDER FACTOR
        SURRENDER DURING POLICY YEAR               APPLIED TO (c) IN FORMULA
        ----------------------------               -------------------------
                    14th                                     0.06

               15th and later                                0.00

        The maximum surrender charge that may be deducted on surrender of a Policy is $22.50 per $1,000 of insurance specified in the Policy.

        The surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insureds' rate class, and creating and maintaining Policy records, as well as the administrative costs of processing surrender requests.

        We do not anticipate making any profit on the administrative charge component of the surrender charge.

PARTIAL SURRENDER CHARGE

        If you partially surrender your Policy, we will deduct the lesser of $25 or 2.0% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender. We also do not anticipate making a profit on this charge.

WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY?

        We offer supplemental benefit riders that may be added to your Policy. If riders are added to your Policy, the monthly charges for supplemental benefits may be deducted from your policy value in addition to the charges paid under the base Policy.

FLEXIBLE PERIOD SINGLE LIFE SUPPLEMENTAL TERM INSURANCE AGREEMENT

        This Agreement provides term insurance coverage on one of the insureds for a specified period of time. The Agreement can be placed in force on each insured. We will deduct the cost of insurance charges from the cash value of the Policy and a separate charge of $0.10 per $1,000 of specified amount during the first twelve months of the Agreement. If the specified amount of insurance has increased within the past year, we will deduct a charge of $0.10 per $1,000 of the increased specified amount. The cost of insurance rates are based on the age, gender (in some states), and rate class of the insured. The term insurance may be converted to a life or endowment policy without evidence of insurability. This benefit is subject to the provisions of the Agreement.

POLICY SPLIT OPTION AGREEMENT

        This Agreement permits the Policy to be split into two flexible premium adjustable life policies within six months following the occurrence of either of the following events:

        o issuance of a final divorce decree relating to the two insureds, or

        o a change in federal estate tax law that results in the inability to defer estate taxes until the death of the last surviving insured.

        Each insured must submit evidence of insurability satisfactory to us to exchange the Policy for two individual life insurance policies. There is no charge for the Agreement. This benefit is subject to the provisions of the Agreement.

ENHANCED POLICY SPLIT OPTION AGREEMENT

        This Agreement permits the Policy to be split into two individual universal life policies without evidence of insurability.

        The option provided in this Agreement may be exercised within 90 days after a change in the Federal Estate Tax Law which results in any of the following:

        1. Complete removal or material limitation of the unlimited marital deduction as defined in the Internal Revenue Code. A material limitation is defined to meet either or both of the following:

                a. if the limitation is expressed as a percentage of the estate, the limitation must cap the Unlimited Marital Deduction at 50% or less of the estate's value;

                b. if the limitation is expressed as a dollar amount, the limitation must cap the Unlimited Marital Deduction at an amount which is less than the Specified Amount of the policy to which it is attached plus the Specified Amount of the policy to which it is attached plus the Specified Amount of a Supplemental Term Insurance Agreement, if attached.

        2. Reduction in the dollar amount of the Federal Unified Credit, as defined in the Internal Revenue Code, by 50% or more; or

        3. Subtraction of 25% or more from the percentage Federal Estate Tax rate that would be applicable to the estate of the last insured to die.

        There is no charge for the Agreement. This benefit is subject to the provisions of the Agreement.

ESTATE GROWTH AGREEMENT -- AUTOMATIC INCREASES IN SPECIFIED AMOUNT

        This Agreement provides for automatic annual increases in the total insurance benefit. Each automatic increase is the initial amount of specified amount of insurance plus increases in specified amount of insurance multiplied by the estate growth benefit rate specified in the Policy. Increases will end on the policy anniversary nearest the younger insured's 80th birthday. The total specified amount of insurance under the Policy may not exceed two times the initial specified amount, plus any increase in the initial specified amount of insurance that required evidence of evidence of insurability. Cost of insurance charges applied to the increased amounts of insurance are based on age, gender (in some states) and rate class of the insured coverage under the rider. This benefit is subject to the provisions of the Agreement.

SUPPLEMENTAL EXCHANGE AGREEMENT

        The Agreement provides that the Policy may be exchanged for a new life insurance policy insuring a new joint insured, so long as the new joint insured has the same insurable relationship to the remaining insured as did the insured being replaced, subject to conditions set forth in the Agreement. The new insured must submit satisfactory evidence of insurability, the new insured must be at least 20 years of age on the birthday nearest the policy date of the Agreement and the differences in ages of the remaining insured and the new insured must not be greater than 30 years. There is no charge for the Agreement. This benefit is subject to the provisions of the Agreement.

GUARANTEED CONTINUATION OF POLICY

        This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as on each monthly anniversary of the Policy all premiums paid less any partial surrenders, policy loans and unpaid loan interest is equal to or greater than the "guaranteed continuation of policy premium" multiplied by the number of elapsed policy months since the Policy date. The "guaranteed continuation of policy premium" is specified in the Policy, and is different for each insured. It is based upon issue age and underwriting class of each insured, and the death benefit option and the supplemental benefit riders chosen. While this Agreement is in force, the allocation or transfer of amounts to certain subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. This benefit is subject to the provisions in the Agreement.

OPTION TO EXTEND MATURITY DATE

        This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy. The cost of insurance charge for this Agreement is based on the attained age, gender (in some states) and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This benefit is subject to the provisions in the Agreement.

RETURN OF PREMIUM SUPPLEMENTAL TERM INSURANCE

        This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly anniversary. The cost of insurance charges for the Agreement include the cost of insurance charges for the term insurance provided under the Agreement The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds. The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy. This benefit is subject to the provisions in the Agreement.

ESTATE PRESERVATION SUPPLEMENTAL TERM INSURANCE AGREEMENT

        This Agreement provides a supplemental term insurance benefit on the death of the last insured under the Policy. The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds. The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy. This benefit is subject to the provisions in the Agreement.

SUPPLEMENTAL TERM INSURANCE AGREEMENT

        This Agreement adds last survivor term insurance to the death benefit provided under the Policy. The rider modifies the death benefit options as provided in the Policy as follows:

        Option 1: The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the rider or (b) the "applicable percentage" of the policy value on the date of death of the last insured to die.

        Option 2: The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the rider, and the policy value on the date of death of the last insured to die or (b) the "applicable percentage" of the policy value on the date of death of the last insured to die.

        Additional information on the death benefit options may be found under HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? in this prospectus.

        The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

        The monthly deductions under the Policy may include a mortality and expense risk face amount charge (monthly per $1,000 of specified amount of charge for policies issued in Maryland) applied to the amount of term insurance added to the Policy by the Agreement. We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future. If a mortality and expense risk face amount charge (monthly per $1,000 of specified amount of charge for policies issued in Maryland) is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy. Guaranteed maximum mortality and expense risk face amount charges (monthly per $1,000 of specified amount of charge for policies issued in Maryland) for term insurance added by the Agreement are shown in Appendix B.

        The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance based on attained age, gender (in some states) and rate class of each insured, will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

        It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance will be less with term insurance added by the Agreement. It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

GENERAL RULES AND LIMITATIONS

        Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

WHAT IS A POLICY LOAN?

        You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250.

        Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. A policy loan does not reduce your policy value. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

        You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

        If your Policy lapses (see WHAT PAYMENTS MUST BE PAID UNDER THE POLICY?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

        The amount of any loan outstanding under your Policy on the death of the last insured to die will reduce the amount of the death benefit by the amount of such loan.

        If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW CAN I WITHDRAW MONEY FROM THE POLICY?

FULL SURRENDER

        You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies. This is called your "net cash surrender value."

PARTIAL SURRENDER

        You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

        o the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

        o no more than four partial surrenders may be made in a policy year;

        o       each partial surrender must be at least $250;

        o a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

        o the partial surrender may not reduce the specified amount of insurance under your Policy to less than $200,000.

        If you elect Death Benefit Option 1 (see HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? in this prospectus), a partial surrender may reduce your specific amount of insurance - be reduced by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy and (b) the specified amount of insurance.

        Partial surrenders reduce the Policy value and net cash surrender value of Policy by the amount of the partial surrender.

        Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

CAN I CHOOSE DIFFERENT PAYOUT OPTIONS UNDER THE POLICY?

CHOOSING A PAYOUT OPTION

        You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

CHANGING A PAYMENT OPTION

        You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

TAX IMPACT OF CHOOSING A PAYMENT OPTION

        There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW?

        Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming the policy is not treated as a "modified endowment contract" under federal income tax law, distributions from the policy are generally treated as first the return of investments in the Policy and then, only after the return of all investment in the policy, as distribution of taxable income. Amounts borrowed under the policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").

        To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

        If it is subsequently determined that the Policy does not satisfy
Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

        Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how the funds' assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

        The IRS has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner's gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract Owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, the Contracts may need to be modified to comply with them.

IRC QUALIFICATION

        Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests -- a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

        o Cash Value Accumulation Test - Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

        o Guideline Premium/Cash Value Corridor Test - The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

        The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

        The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

MODIFIED ENDOWMENT CONTRACTS

        The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts," which applies to Policies entered into or materially changed after June 20, 1988.

        Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

        All policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

        The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a modified endowment contract.

        Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's Beneficiary.

POLICY LOAN INTEREST

        Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

INVESTMENT IN THE POLICY

        Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

TAXATION OF POLICY SPLIT OPTION AGREEMENT

        The Policy Split Option Agreement that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1035 or 1041 of the Code. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the Policy split option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a Policy split.

TAX CONSEQUENCES OF THE OPTION TO EXTEND MATURITY DATE

        The Guaranteed Option to Extend Maturity Date that we offer allows the Policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

OTHER TAX CONSIDERATIONS

        The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

        The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

        The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

ARE THERE OTHER CHARGES THAT PENN MUTUAL COULD DEDUCT IN THE FUTURE?

        We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

        Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

HOW DO I COMMUNICATE WITH PENN MUTUAL?

GENERAL RULES


        You may mail all checks and money orders for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks and money orders to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.


        Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

        o policy loans in excess of $25,000, and full and partial surrenders;

        o       change of death benefit option;

        o       changes in specified amount of insurance;

        o       change of beneficiary;

        o       election of payment option for Policy proceeds;

        o       tax withholding elections; and

        o       grant of telephone transaction privilege to a third party.

        You should mail or express these requests to our office. You should also send notice of the insured person's death and related documentation to our office. Communications are not treated as "received" until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently ends at 5:00 p.m.

Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

        We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your Policy number and the name of the insured person. We cannot process any request that does not include this required information.

TELEPHONE TRANSACTIONS

        You or the agent of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the agent of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

WHAT IS THE TIMING OF TRANSACTIONS UNDER THE POLICY?

        Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account (normally at 4:00 p.m. Eastern Time and ending at the close of the next succeeding business day of the New York Stock Exchange). Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. Death benefits will be based on values as of the date of death.

        We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

        We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our Policy owners.

        We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3.0% per year compounded annually while it is deferred.

HOW DOES PENN MUTUAL COMMUNICATE WITH ME?

        At least each year we will send to you a report showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

DO I HAVE THE RIGHT TO CANCEL THE POLICY?

        You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

        In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

        In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market Fund subaccount during the "free look" period. At the end of the period, the money will be transferred to the investment options you have chosen.

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

        Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

        We established Penn Mutual Variable Life Account I (the "Separate Account") as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.

        Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from Policy owners.

        Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the policies.

        If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

                      VOTING SHARES OF THE INVESTMENT FUNDS

        We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

        To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner's policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

        We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.


                                  LEGAL MATTERS

        Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

                            DISTRIBUTION ARRANGEMENTS

        Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. ("HTK") to act as principal underwriter for the distribution and sale of the contracts. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

        Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two. Registered representatives may be paid commissions on Policies they sell in amounts up to 50% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 2% on premiums paid after the first fifteen policy years.

        In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

        Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a "preferred" status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

        Finally, within certain limits imposed by the NASD, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

        All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this contract rather than other investment options.

        Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.


                              FINANCIAL STATEMENTS

        The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of addition information, which may be obtained from The Penn Mutual Life Insurance Company,
Attn: SAI request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies.

APPENDIX A

                 MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGES
             CURRENT MONTHLY RATES PER $1,000 OF INITIAL FACE AMOUNT

        AVERAGE ISSUE AGE OF INSUREDS         RATE
        -----------------------------        ------
                     20                       0.04

                     25                       0.05

                     30                       0.07

                     35                       0.09

                     40                       0.11

                     45                       0.13

                     50                       0.16

                     55                       0.18

                     60                       0.20

                     65                       0.22

                     70                       0.24

                     75                       0.26

                     80                       0.28

                     83                       0.29


                 MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGES
           GUARANTEED MONTHLY RATES PER $1,000 OF INITIAL FACE AMOUNT

        AVERAGE ISSUE AGE OF INSUREDS         RATE
        -----------------------------        ------
                     20                       0.14

                     25                       0.15

                     30                       0.17

                     35                       0.19

                     40                       0.21

                     45                       0.23

                     50                       0.26

                     55                       0.28

                     60                       0.30

                     65                       0.32

                     70                       0.34

                     75                       0.36

                     80                       0.38

                     83                       0.39

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX B

                 MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGES
           GUARANTEED MONTHLY RATES PER $1,000 OF INITIAL FACE AMOUNT
                        SUPPLEMENTAL TERM INSURANCE RIDER

        AVERAGE ISSUE AGE OF INSUREDS         RATE
        -----------------------------        ------
                     20                       0.19

                     25                       0.20

                     30                       0.22

                     35                       0.24

                     40                       0.26

                     45                       0.28

                     50                       0.31

                     55                       0.33

                     60                       0.35

                     65                       0.37

                     70                       0.39

                     75                       0.41

                     80                       0.43

                     83                       0.44

Representative figures shown. For issue ages not listed, please ask you registered representative.

APPENDIX C

                SAMPLE APPLICABLE PERCENTAGES UNDER THE GUIDELINE
                        PREMIUM/CASH VALUE CORRIDOR TEST

 ATTAINED                ATTAINED                ATTAINED                ATTAINED                ATTAINED
  AGE OF                  AGE OF                  AGE OF                  AGE OF                  AGE OF
 YOUNGER                 YOUNGER                 YOUNGER                 YOUNGER                 YOUNGER
 INSURED        %        INSURED        %        INSURED        %        INSURED        %        INSURED        %
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  0-40         250%         51         178%         62         126%         73         109%        84          105%
   41          243%         52         171%         63         124%         74         107%        85          105%
   42          236%         53         164%         64         122%         75         105%        86          105%
   43          229%         54         157%         65         120%         76         105%        87          105%
   44          222%         55         150%         66         119%         77         105%        88          105%
   45          215%         56         146%         67         118%         78         105%        89          105%
   46          209%         57         142%         68         117%         79         105%        90          105%
   47          203%         58         138%         69         116%         80         105%        91          104%
   48          197%         59         134%         70         115%         81         105%        92          103%
   49          191%         60         130%         71         113%         82         105%        93          102%
   50          185%         61         128%         72         111%         83         105%       94-99        101%

APPENDIX D

      SAMPLE APPLICABLE PERCENTAGES UNDER THE CASH VALUE ACCUMULATION TEST

                                MALE NON-TOBACCO

 ATTAINED                ATTAINED                ATTAINED                ATTAINED                ATTAINED
   AGE          %          AGE          %          AGE          %          AGE          %          AGE          %
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  0-19         N/A         36        417.61%       53        240.32%       69        156.24%        85       119.81%
   20        699.48%       37        403.76%       54        233.12%       70        152.83%        86       118.55%
   21        679.26%       38        390.40%       55        226.22%       71        149.57%        87       117.38%
   22        659.36%       39        377.52%       56        219.61%       72        146.49%        88       116.28%
   23        639.73%       40        365.11%       57        213.30%       73        143.58%        89       115.23%
   24        620.39%       41        353.15%       58        207.25%       74        140.85%        90       114.21%
   25        601.33%       42        341.65%       59        201.45%       75        138.30%        91       113.20%
   26        582.53%       43        330.57%       60        195.91%       76        135.91%        92       112.17%
   27        564.06%       44        319.91%       61        190.60%       77        133.67%        93       111.08%
   28        545.97%       45        309.63%       62        185.53%       78        131.57%        94       109.92%
   29        528.29%       46        299.75%       63        180.70%       79        129.58%        95       108.65%
   30        511.04%       47        290.24%       64        176.09%       80        127.70%        96       107.27%
   31        494.24%       48        281.10%       65        171.71%       81        125.91%        97       105.80%
   32        477.93%       49        272.29%       66        167.55%       82        124.22%        98       104.25%
   33        462.11%       50        263.82%       67        163.60%       83        122.64%        99       102.60%
   34        446.78%       51        255.67%       68        159.83%       84        121.17%       100       100.00%
   35        431.94%       52        247.84%

                               FEMALE NON-TOBACCO

 ATTAINED                ATTAINED                ATTAINED                ATTAINED                ATTAINED
   AGE          %          AGE          %          AGE          %          AGE          %          AGE          %
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  0-19         N/A         36        468.31%       53        270.97%       69        171.23%        85       122.77%
   20        796.54%       37        452.83%       54        262.85%       70        166.87%        86       121.08%
   21        771.20%       38        437.93%       55        255.03%       71        162.66%        87       119.50%
   22        746.54%       39        423.58%       56        247.50%       72        158.63%        88       118.03%
   23        722.57%       40        409.78%       57        240.24%       73        154.80%        89       116.64%
   24        699.24%       41        396.51%       58        233.24%       74        151.16%        90       115.32%
   25        676.63%       42        383.77%       59        226.46%       75        147.74%        91       114.03%
   26        654.62%       43        371.51%       60        219.89%       76        144.52%        92       112.76%
   27        633.28%       44        359.71%       61        213.54%       77        141.49%        93       111.49%
   28        612.56%       45        348.34%       62        207.41%       78        138.64%        94       110.17%
   29        592.47%       46        337.38%       63        201.52%       79        135.95%        95       108.79%
   30        572.99%       47        326.82%       64        195.89%       80        133.39%        96       107.34%
   31        554.12%       48        316.63%       65        190.51%       81        130.98%        97       105.82%
   32        535.83%       49        306.81%       66        185.37%       82        128.71%        98       104.26%
   33        518.10%       50        297.34%       67        180.47%       83        126.58%        99       102.60%
   34        500.93%       51        288.22%       68        175.76%       84        124.60%       100       100.00%
   35        484.36%       52        279.43%

      SAMPLE APPLICABLE PERCENTAGES UNDER THE CASH VALUE ACCUMULATION TEST

                                  MALE TOBACCO

 ATTAINED                ATTAINED                ATTAINED                ATTAINED                ATTAINED
   AGE          %          AGE          %          AGE          %          AGE          %          AGE          %
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  0-19         N/A         36        342.96%       53        206.34%       69        144.93%        85       118.30%
   20        567.36%       37        331.98%       54        201.00%       70        142.45%        86       117.35%
   21        551.35%       38        321.41%       55        195.91%       71        140.09%        87       116.44%
   22        535.65%       39        311.26%       56        191.05%       72        137.84%        88       115.56%
   23        520.14%       40        301.52%       57        186.43%       73        135.71%        89       114.71%
   24        504.81%       41        292.18%       58        182.01%       74        133.71%        90       113.85%
   25        489.67%       42        283.23%       59        177.78%       75        131.84%        91       112.97%
   26        474.70%       43        274.66%       60        173.72%       76        130.10%        92       112.04%
   27        459.94%       44        266.46%       61        169.84%       77        128.48%        93       111.02%
   28        445.46%       45        258.59%       62        166.14%       78        126.96%        94       109.89%
   29        431.30%       46        251.07%       63        162.61%       79        125.52%        95       108.65%
   30        417.48%       47        243.85%       64        159.26%       80        124.15%        96       107.27%
   31        404.05%       48        236.93%       65        156.08%       81        122.84%        97       105.80%
   32        391.02%       49        230.29%       66        153.08%       82        121.59%        98       104.25%
   33        378.39%       50        223.92%       67        150.23%       83        120.42%        99       102.60%
   34        366.17%       51        217.79%       68        147.52%       84        119.32%       100       100.00%
   35        354.36%       52        211.94%

                                 FEMALE TOBACCO

 ATTAINED                ATTAINED                ATTAINED                ATTAINED                ATTAINED
   AGE          %          AGE          %          AGE          %          AGE          %          AGE          %
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  0-19         N/A         36        413.45%       53        247.46%       69        163.93%        85       121.86%
   20        700.22%       37        400.10%       54        240.74%       70        160.19%        86       120.34%
   21        677.90%       38        387.29%       55        234.28%       71        156.56%        87       118.94%
   22        656.20%       39        375.01%       56        228.06%       72        153.07%        88       117.61%
   23        635.13%       40        363.24%       57        222.06%       73        149.74%        89       116.35%
   24        614.65%       41        351.98%       58        216.25%       74        146.59%        90       125.11%
   25        594.81%       42        341.22%       59        210.60%       75        143.63%        91       113.90%
   26        575.52%       43        330.93%       60        205.10%       76        140.85%        92       112.70%
   27        556.84%       44        321.06%       61        199.75%       77        138.24%        93       111.46%
   28        538.74%       45        311.58%       62        194.58%       78        135.78%        94       110.17%
   29        521.19%       46        302.46%       63        189.59%       79        133.44%        95       108.79%
   30        504.21%       47        293.69%       64        184.82%       80        131.22%        96       107.34%
   31        487.80%       48        285.25%       65        180.27%       81        129.11%        97       105.82%
   32        471.91%       49        277.11%       66        175.93%       82        127.12%        98       104.26%
   33        456.54%       50        269.27%       67        171.78%       83        125.23%        99       102.60%
   34        441.67%       51        261.73%       68        167.79%       84        123.48%       100       100.00%
   35        427.33%       52        254.46%

                       STATEMENT OF ADDITIONAL INFORMATION


        A free copy of the Statement of Additional Information ("SAI"), dated May 1, 2005, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


        In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

        Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.


Penn Mutual Variable Life Account I's Investment Company Act registration number is 811-05006.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                          VARIABLE ESTATEMAX II and III

         each a last survivor flexible premium adjustable variable life insurance policy issued by

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               and funded through

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     The Penn Mutual Life Insurance Company

                             Philadelphia, PA 19172

                                  800-523-0650


                                   May 1, 2005



     This Statement of Additional Information is not a prospectus. It should be read in conjunction with our Variable EstateMax II and III prospectuses dated May 1, 2005. A copy of the prospectus for either Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - C3P, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.


                                Table of Contents


     Federal Income Tax Considerations....................................2

     Sale of the Policies.................................................5

     Performance Information..............................................6

     Financial Statements.................................................6

FEDERAL INCOME TAX CONSIDERATIONS

     The following summary provides a general description of the Federal income tax considerations associated with each Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on Penn Mutual's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

TAX STATUS OF EACH POLICY

     To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of a Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that a Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

     If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

     Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. section 1.817-5, which affect how the funds' assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

     The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner's gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, the contracts may need to be modified to comply with them.

IRC QUALIFICATION

     For a Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests -- a cash value accumulation test or a guideline premium/cash value corridor test.

At the time of issuance of a Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

     o Cash Value Accumulation Test - Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

     o Guideline Premium/Cash Value Corridor Test - A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under a Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

     The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

     The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

     The following discussion assumes that a Policy qualifies as a life insurance contract for federal income tax purposes.

     We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance Policy for Federal income tax purposes. Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

MODIFIED ENDOWMENT CONTRACTS

     The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts," which applies to Policies entered into or materially changed after June 20, 1988.

     Due to a Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if a Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause a Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium

(with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

     All policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

     The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause a Policy to be treated as a modified endowment contract.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

     Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

     Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in a Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in a Policy) under rules prescribed in Section 7702.

     Loans from, or secured by, a Policy that is not classified as a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

     Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

POLICY LOAN INTEREST

     Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax advisor before deducting any interest paid in respect of a policy loan.

INVESTMENT IN A POLICY

     Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

TAXATION OF POLICY SPLIT

     The Policy Split Option Rider that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1035 or 1041 of the Code. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the Policy Split Option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a Policy split.

TAX CONSEQUENCES OF THE GUARANTEED OPTION TO EXTEND MATURITY DATE

     The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

OTHER TAX CONSIDERATIONS

     The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

     The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax advisor for specific information in connection with these taxes.

SALE OF THE POLICIES

     Hornor, Townsend & Kent, Inc. ("HTK"), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Suite 4C, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.


     With respect to Variable EstateMax III Policies, Penn Mutual compensated HTK in the approximate amounts of $41,506, $28,501 and $51,284, for the fiscal years ending December 31, 2004, 2003 and 2002, respectively, for its services as principal underwriter.

     With respect to Variable EstateMax II Policies, Penn Mutual compensated HTK in the approximate amounts of $1,311, $6,585 and $29,249, for the fiscal years ending December 31, 2004, 2003 and 2002, respectively, for its services as principal underwriter.


PERFORMANCE INFORMATION

     We provide performance information for the investment funds offered as investment options under a Policy. The performance information for the funds does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the performance information.

FINANCIAL STATEMENTS

     The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear on the following pages. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF NET ASSETS - DECEMBER 31, 2004

                                                                  MONEY            QUALITY         HIGH YIELD       GROWTH STOCK
                                                TOTAL         MARKET FUND+       BOND FUND+        BOND FUND+          FUND+*
                                           ---------------   ---------------   ---------------   ---------------   ---------------
INVESTMENT IN FUND SHARES
Number of Shares .......................                          41,788,915         2,682,345         2,874,515         1,856,938
Cost ...................................   $   870,247,723   $    41,788,915   $    28,446,728   $    23,518,339   $    39,893,900

ASSETS:
Investments at market value ............   $   879,218,215   $    41,788,915   $    28,271,915   $    22,737,412   $    22,803,198
                                           ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSETS .............................   $   879,218,215   $    41,788,915   $    28,271,915   $    22,737,412   $    22,803,198
                                           ===============   ===============   ===============   ===============   ===============

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   MONEY        QUALITY BOND       HIGH YIELD       GROWTH STOCK
                                                TOTAL         MARKET FUND+          FUND+          BOND FUND+          FUND+*
                                           ---------------   ---------------   ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS):
Dividends ..............................   $    11,243,067   $       411,087   $     1,106,758   $     1,593,073   $        94,286
EXPENSE:
Mortality and expense risk
charges ................................        12,140,556           982,629           466,655           320,226           258,826
                                           ---------------   ---------------   ---------------   ---------------   ---------------

Net investment income (loss) ...........          (897,489)         (571,542)          640,103         1,272,847          (164,540)
                                           ---------------   ---------------   ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption
 of fund shares ........................        (7,593,238)                -            22,720          (216,599)       (3,142,567)
Realized gains distributions ...........        28,127,877                 -               117                --                 -
                                           ---------------   ---------------   ---------------   ---------------   ---------------

Net realized gains (losses) from
 investment transactions ...............        20,534,639                 -            22,837          (216,599)       (3,142,567)
Net change in unrealized appreciation
 (depreciation) of investments .........        66,201,846                 -            27,123           788,899         5,487,483
                                           ---------------   ---------------   ---------------   ---------------   ---------------

Net realized and unrealized gains
 (losses) on  investments ..............        86,736,485                 -            49,960           572,300         2,344,916
                                           ---------------   ---------------   ---------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .............   $    85,838,996   $      (571,542)  $       690,063   $     1,845,147   $     2,180,376
                                           ===============   ===============   ===============   ===============   ===============

+    Investment in Penn Series Funds, Inc., an affiliate of Separate Account
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds
     I and II
++++ Investment in Van Kampen's The Universal Institutional Funds, Inc.
*    Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund.
**   Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth
     Fund.

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF NET ASSETS - DECEMBER 31, 2004

                                              LARGE CAP         FLEXIBLY                            SMALL CAP         SMALL CAP
                                                VALUE            MANAGED        INTERNATIONAL         VALUE            GROWTH
                                               FUND +             FUND+         EQUITY FUND+         FUND +            FUND+**
                                           ---------------   ---------------   ---------------   ---------------   ---------------
INVESTMENT IN FUND SHARES
Number of Shares .......................         3,466,922         6,563,599         2,947,029         3,072,656         2,104,212
Cost ...................................   $    64,590,557   $   136,550,332   $    48,325,493   $    45,729,977   $    50,747,967

ASSETS:
Investments at market value ............   $    63,964,702   $   170,391,021   $    52,987,586   $    52,081,526   $    40,274,620

                                           ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSETS .............................   $    63,964,702   $   170,391,021   $    52,987,586   $    52,081,526   $    40,274,620
                                           ===============   ===============   ===============   ===============   ===============

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2004

                                              LARGE CAP         FLEXIBLY        INTERNATIONAL       SMALL CAP         SMALL CAP
                                                VALUE            MANAGED           EQUITY             VALUE            GROWTH
                                               FUND +             FUND+             FUND+            FUND +            FUND+**
                                           ---------------   ---------------   ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS):
Dividends ..............................   $       842,199   $     2,902,128   $       277,599   $        14,548   $             -
EXPENSE:
Mortality and expense risk charges .....           766,338         2,283,750           508,014           749,641           492,285
                                           ---------------   ---------------   ---------------   ---------------   ---------------

Net investment income (loss) ...........            75,861           618,378          (230,415)         (735,093)         (492,285)
                                           ---------------   ---------------   ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption
 of fund shares ........................          (240,043)        2,187,648          (381,686)        1,302,678        (2,587,361)

Realized gains distributions ...........         3,630,242         9,128,653                 -         9,636,856                 -
                                           ---------------   ---------------   ---------------   ---------------   ---------------

Net realized gains (losses) from
 investment transactions ...............         3,390,199        11,316,301          (381,686)       10,939,534        (2,587,361)
Net change in unrealized appreciation
 (depreciation) of investments .........         3,079,864        11,341,871        12,453,038        (4,333,577)        6,174,988
                                           ---------------   ---------------   ---------------   ---------------   ---------------

Net realized and unrealized gains
 (losses) on investments ...............         6,470,063        22,658,172        12,071,352         6,605,957         3,587,627
                                           ---------------   ---------------   ---------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .............   $     6,545,924   $    23,276,550   $    11,840,937   $     5,870,864   $     3,095,342
                                           ===============   ===============   ===============   ===============   ===============

+    Investment in Penn Series Funds, Inc., an affiliate of Separate Account
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds
     I and II
++++ Investment in Van Kampen's The Universal Institutional Funds, Inc.
*    Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund.
**   Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth
     Fund.

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF NET ASSETS - DECEMBER 31, 2004

                                               LIMITED                             MID CAP
                                            MATURITY BOND       INDEX 500          GROWTH
                                               FUND +            FUND +            FUND +
                                           ---------------   ---------------   ---------------
INVESTMENT IN FUND SHARES
Number of
Shares .................................           744,093        15,022,039         3,740,008
Cost ...................................   $     7,862,279   $   127,931,537   $    28,058,166

ASSETS:
Investments at market
value ..................................   $     7,775,769   $   125,283,806   $    26,367,057

                                           ---------------   ---------------   ---------------
NET ASSETS .............................   $     7,775,769   $   125,283,806   $    26,367,057
                                           ===============   ===============   ===============

                                               MID CAP          LARGE CAP          STRATEGIC
                                                VALUE            GROWTH             VALUE
                                               FUND +            FUND +            FUND +
                                           ---------------   ---------------   ---------------
INVESTMENT IN FUND SHARES
Number of
Shares .................................         2,502,274           615,435           736,249
Cost ...................................   $    28,594,555   $     6,173,209   $     7,418,566

ASSETS:
Investments at market
value ..................................   $    34,456,319   $     6,622,079   $     9,504,977

                                           ---------------   ---------------   ---------------
NET ASSETS .............................   $    34,456,319   $     6,622,079   $     9,504,977
                                           ===============   ===============   ===============

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2004

                                               LIMITED                             MID CAP
                                            MATURITY BOND       INDEX 500          GROWTH
                                               FUND +            FUND +            FUND +
                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS):
Dividends ..............................   $       263,268   $     1,944,558   $             -
EXPENSE:
Mortality and expense risk
charges ................................           111,043         1,945,918           400,647
                                           ---------------   ---------------   ---------------

Net investment income (loss) ...........           152,225            (1,360)         (400,647)
                                           ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption
 of fund shares ........................            26,748        (1,058,727)         (799,031)
Realized gains distributions ...........                 -                 -                 -
                                           ---------------   ---------------   ---------------

Net realized gains (losses) from
 investment transactions ...............            26,747        (1,058,727)         (799,031)
Net change in unrealized appreciation
 (depreciation) of investments .........          (117,238)       10,664,229         3,488,365
                                           ---------------   ---------------   ---------------

Net realized and unrealized gains
 (losses) on investments ...............           (90,491)        9,605,502         2,689,334
                                           ---------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .............   $        61,734   $     9,604,142   $     2,288,687
                                           ===============   ===============   ===============

                                               MID CAP          LARGE CAP         STRATEGIC
                                                VALUE            GROWTH             VALUE
                                               FUND +            FUND +            FUND +
                                           ---------------   ---------------   ---------------
Dividends ..............................   $       119,418   $        31,862   $        33,447
EXPENSE:
Mortality and expense risk
charges ................................           422,082           161,233           138,058
                                           ---------------   ---------------   ---------------

Net investment income (loss) ...........          (302,664)         (129,371)         (104,611)
                                           ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption
 of fund shares ........................           647,731            87,442           154,863
Realized gains distributions ...........         4,671,476           354,229           124,015
                                           ---------------   ---------------   ---------------

Net realized gains (losses) from
 investment transactions ...............         5,319,207           441,671           278,878
Net change in unrealized appreciation
 (depreciation) of investments .........           858,910            14,916         1,346,565
                                           ---------------   ---------------   ---------------

Net realized and unrealized gains
 (losses) on investments ...............         6,178,117           456,587         1,625,443
                                           ---------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .............   $     5,875,453   $       327,216   $     1,520,832
                                           ===============   ===============   ===============

+    Investment in Penn Series Funds, Inc., an affiliate of Separate Account
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds
     I and II
++++ Investment in Van Kampen's The Universal Institutional Funds, Inc.
*    Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund.
**   Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth
     Fund.

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF NET ASSETS - DECEMBER 31, 2004

                                                REIT            BALANCED        EQUITY INCOME
                                               FUND +          PORTFOLIO++      PORTFOLIO+++
                                           ---------------   ---------------   ---------------
INVESTMENT IN FUND SHARES
Number of
Shares .................................           576,471         1,547,224         1,909,070
Cost ...................................   $     6,884,566   $    19,145,537   $    42,817,827

ASSETS:
Investments at market
value ..................................   $     8,260,835   $    14,915,242   $    48,433,117

                                           ---------------   ---------------   ---------------
NET ASSETS .............................   $     8,260,835   $    14,915,242   $    48,433,117
                                           ===============   ===============   ===============

                                                                                  EMERGING
                                                                               MARKETS EQUITY
                                               GROWTH         ASSET MANAGER        (INT'L)
                                            PORTFOLIO+++      PORTFOLIO+++      PORTFOLIO++++
                                           ---------------   ---------------   ---------------
INVESTMENT IN FUND SHARES
Number of
Shares .................................         2,428,022           787,865         1,165,370
Cost ...................................   $    92,694,087   $    12,145,824   $    10,929,362

ASSETS:
Investments at market
value ..................................   $    77,720,992   $    11,699,792   $    12,877,335

                                           ---------------   ---------------   ---------------
NET ASSETS .............................   $    77,720,992   $    11,699,792   $    12,877,335
                                           ===============   ===============   ===============

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2004

                                                REIT            BALANCED        EQUITY INCOME
                                               FUND +          PORTFOLIO++      PORTFOLIO+++
                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS):
Dividends ..............................   $       206,683   $       175,626    $       641,560
EXPENSE:
Mortality and expense risk charges .....           138,058           202,722            559,739
                                           ---------------   ---------------    ---------------

Net investment income (loss) ...........            68,625           (27,096)            81,821
                                           ---------------   ---------------    ---------------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption
 of fund shares ........................           237,275        (1,302,463)           198,063
Realized gains distributions ...........           429,028                 -            153,261
                                           ---------------   ---------------    ---------------

Net realized gains (losses) from
 investment transactions ...............           666,303        (1,302,463)           351,324
Net change in unrealized appreciation
 (depreciation) of investments .........           955,116         2,427,425          3,930,459
                                           ---------------   ---------------    ---------------

Net realized and unrealized gains
 (losses) on investments ...............         1,621,419         1,124,962          4,281,783
                                           ---------------   ---------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .............   $     1,690,044   $     1,097,866    $     4,363,604
                                           ===============   ===============    ===============

                                                                                  EMERGING
                                                                               MARKETS EQUITY
                                               GROWTH         ASSET MANAGER        (INT'L)
                                            PORTFOLIO+++      PORTFOLIO+++      PORTFOLIO++++
                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS):
Dividends ..............................   $       191,757   $       323,379   $        69,831
EXPENSE:
Mortality and expense risk charges .....           935,471           161,920           135,301
                                           ---------------   ---------------   ---------------

Net investment income (loss) ...........          (743,714)          161,459           (65,470)
                                           ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption
 of fund shares ........................        (2,662,598)         (123,658)           56,327
Realized gains distributions ...........                 -                 -                 -
                                           ---------------   ---------------   ---------------

Net realized gains (losses) from
 investment transactions ...............        (2,662,598)         (123,658)           56,327
Net change in unrealized appreciation
 (depreciation) of investments .........         4,920,884           451,722         2,240,804
                                           ---------------   ---------------   ---------------

Net realized and unrealized gains
 (losses) on investments ...............         2,258,286           328,064         2,297,131
                                           ---------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .............   $     1,514,572   $       489,523   $     2,231,661
                                           ===============   ===============   ===============

+    Investment in Penn Series Funds, Inc., an affiliate of Separate Account
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds
     I and II
++++ Investment in Van Kampen's The Universal Institutional Funds, Inc.
*    Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund.
**   Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth
     Fund.

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                        TOTAL                         MONEY MARKET FUND+
                                           ---------------------------------   ---------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
OPERATIONS:
  Net investment income (loss) .........   $      (897,489)  $      (209,515)  $      (571,542)  $      (786,812)
  Net realized gains (losses) from
   investment transactions .............        20,534,639         5,021,661                 -                 -
  Net change in unrealized appreciation
   (depreciation) of investments .......        66,201,846       145,463,208                 -                 -
                                           ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
 resulting from operations .............        85,838,996       150,275,354          (571,542)         (786,812)
                                           ---------------   ---------------   ---------------   ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................       162,625,441       144,061,947        33,442,755        28,398,933
  Death benefits .......................        (1,532,918)       (1,156,021)         (113,479)          (48,433)
  Cost of insurance ....................       (54,323,206)      (50,970,509)       (3,404,864)       (4,428,935)
  Net transfers ........................       (15,715,115)       (6,334,357)      (27,478,534)      (22,166,954)
  Transfer of policy loans .............         5,045,579         2,432,179           197,362           326,452
  Contract administration charges ......        (3,323,188)       (3,267,903)         (161,475)         (254,564)
  Surrender benefits ...................       (42,503,590)      (27,792,806)       (5,707,848)       (2,836,430)
                                           ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
 resulting from variable life activities        50,273,003        56,972,530        (3,226,083)       (1,009,931)
                                           ---------------   ---------------   ---------------   ---------------
  Total increase (decrease) in net
   assets ..............................       136,111,999       207,247,884        (3,797,625)       (1,796,743)
NET ASSETS:
  Beginning of year ....................       743,106,217       535,858,333        45,586,540        47,383,283
                                           ---------------   ---------------   ---------------   ---------------
  END OF YEAR ..........................   $   879,218,216   $   743,106,217   $    41,788,915   $    45,586,540
                                           ===============   ===============   ===============   ===============

                                                   QUALITY BOND FUND+
                                           ---------------------------------
                                                2004              2003
                                           ---------------   ---------------
OPERATIONS:
  Net investment income (loss) .........   $       640,103   $       680,787
  Net realized gains (losses) from
   investment transactions .............            22,837           402,821
  Net change in unrealized appreciation
   (depreciation) of investments .......            27,123           (58,645)
                                           ---------------   ---------------
Net increase (decrease) in net assets
 resulting from operations .............           690,063         1,024,963
                                           ---------------   ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         5,241,813         4,622,130
  Death benefits .......................          (103,896)         (101,785)
  Cost of insurance ....................        (1,853,712)       (1,896,726)
  Net transfers ........................           720,861         1,493,549
  Transfer of policy loans .............           402,499            74,467
  Contract administration charges ......           (94,648)          (96,860)
  Surrender benefits ...................        (1,743,433)         (920,252)
                                           ---------------   ---------------
Net increase (decrease) in net assets
 resulting from variable life activities         2,569,484         3,174,523
                                           ---------------   ---------------
  Total increase (decrease) in net
   asset ...............................         3,259,547         4,199,486
NET ASSETS:
  Beginning of year ....................        25,012,368        20,812,882
                                           ---------------   ---------------
  END OF YEAR ..........................   $    28,271,915   $    25,012,368
                                           ===============   ===============

                                                 HIGH YIELD BOND FUND+               GROWTH STOCK FUND+(a)
                                           ----------------------------------    ----------------------------------
                                                2004               2003               2004               2003
                                           ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $     1,272,847    $     1,365,258    $      (164,540)   $      (240,124)
  Net realized gains (losses) from
   investment transactions .............          (216,599)           110,896         (3,142,567)          (375,671)
  Net change in unrealized appreciation
   (depreciation) of investments .......           788,899          2,179,813          5,487,483          2,642,059
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............         1,845,147          3,655,967          2,180,376          2,026,264
                                           ---------------    ---------------    ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         3,271,770          2,707,774          3,648,502          4,435,001
  Death benefits .......................           (78,265)           (94,662)           (30,163)           (19,256)
  Cost of insurance ....................        (1,500,585)        (1,449,826)        (1,683,394)        (1,776,914)
  Net transfers ........................        (1,376,740)           848,857           (806,841)        (1,057,185)
  Transfer of policy loans .............           124,772             58,484             91,449             79,190
  Contract administration charges ......           (71,263)           (69,217)          (108,648)          (122,156)
  Surrender benefits ...................          (725,888)          (809,138)        (1,261,609)          (792,535)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities          (356,199)         1,192,272           (150,704)           746,145
                                           ---------------    ---------------    ---------------    ---------------
  Total increase (decrease)  in net
   assets ..............................         1,488,948          4,848,239          2,029,672          2,772,409
NET ASSETS:
  Beginning of year ....................        21,248,464         16,400,225         20,773,526         18,001,117
                                           ---------------    ---------------    ---------------    ---------------
  END OF YEAR ..........................   $    22,737,412    $    21,248,464    $    22,803,198    $    20,773,526
                                           ===============    ===============    ===============    ===============

                                                  LARGE CAP VALUE FUND+
                                           ----------------------------------
                                                2004               2003
                                           ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $        75,861    $       180,526
  Net realized gains (losses) from
   investment transactions .............         3,390,199            (15,796)
  Net change in unrealized appreciation
   (depreciation) of investments .......         3,079,864         11,650,372
                                           ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............         6,545,924         11,815,102
                                           ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         8,075,183          8,118,065
  Death benefits .......................           (78,408)          (157,818)
  Cost of insurance ....................        (3,685,750)        (3,573,442)
  Net transfers ........................        (1,360,484)          (373,591)
  Transfer of policy loans .............           217,588            168,510
  Contract administration charges ......          (232,986)          (238,488)
  Surrender benefits ...................        (3,133,917)        (2,038,768)
                                           ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities          (198,774)         1,904,468
                                           ---------------    ---------------
  Total increase (decrease)  in net
   assets ..............................         6,347,150         13,719,570
NET ASSETS:
  Beginning of year ....................        57,617,552         43,897,982
                                           ---------------    ---------------
  END OF YEAR ..........................   $    63,964,702    $    57,617,552
                                           ===============    ===============

+    Investment in Penn Series Funds, Inc., an affiliate of Separate Account
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds
     I and II
++++ Investment in Van Kampen's The Universal Institutional Funds, Inc.
(a)  Prior to August 31, 2004 the Fund was named Growth Equity Fund.
(b)  Prior to August 31, 2004 the Fund was named Emerging Growth Fund.

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                 FLEXIBLY MANAGED FUND+             INTERNATIONAL EQUITY FUND+
                                           ----------------------------------    ----------------------------------
                                                2004               2003               2004               2003
                                           ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $       618,378    $       590,186    $      (230,415)   $      (132,653)
  Net realized gains (losses) from
   investment transactions .............        11,316,301          1,494,807           (381,686)           133,379
  Net change in unrealized appreciation
   (depreciation) of investments .......        11,341,871         24,437,078         12,453,038          9,705,644
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............        23,276,550         26,522,071         11,840,937          9,706,370
                                           ---------------    ---------------    ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................        23,845,250         19,035,070          5,929,460          5,843,806
  Death benefits .......................          (418,027)          (164,453)          (117,961)           (50,684)
  Cost of insurance ....................        (9,454,450)        (7,750,074)        (2,711,780)        (2,412,625)
  Net transfers ........................        11,978,046          6,034,351           (385,042)          (423,414)
  Transfer of policy loans .............           597,667            491,896            189,354            123,162
  Contract administration charges ......          (630,293)          (547,516)          (169,219)          (155,705)
  Surrender benefits ...................        (5,590,902)        (4,678,244)        (2,060,195)        (1,561,129)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities        20,327,291         12,421,030            674,617          1,363,411
                                           ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net
   assets ..............................        43,603,841         38,943,101         12,515,554         11,069,781
NET ASSETS:
  Beginning of year ....................       126,787,180         87,844,079         40,472,032         29,402,251
                                           ---------------    ---------------    ---------------    ---------------
  END OF YEAR ..........................   $   170,391,021    $   126,787,180    $    52,987,586    $    40,472,032
                                           ===============    ===============    ===============    ===============

                                                 SMALL CAP VALUE FUND +              SMALL CAP GROWTH FUND+(b)
                                           ----------------------------------    ----------------------------------
                                                2004               2003               2004               2003
                                           ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $      (735,093)   $      (486,787)   $      (492,285)   $      (386,642)
  Net realized gains (losses) from
   investment transactions .............        10,939,534          2,378,616         (2,587,361)            37,478
  Net change in unrealized appreciation
   (depreciation) of investments .......        (4,333,577)        15,319,640          6,174,988         11,465,011
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............         5,870,864         17,211,469          3,095,342         11,115,847
                                           ---------------    ---------------    ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         7,041,771          5,669,839          6,877,896          6,887,707
  Death benefits .......................          (164,747)          (103,020)           (26,224)           (27,826)
  Cost of insurance ....................        (2,870,811)        (2,264,393)        (2,801,335)        (2,690,325)
  Net transfers ........................         1,063,555          1,467,949         (1,181,862)          (768,090)
  Transfer of policy loans .............           241,339            117,643            479,520            119,828
  Contract administration charges ......          (205,463)          (173,387)          (217,580)          (217,172)
  Surrender benefits ...................        (2,230,625)        (1,031,333)        (2,910,126)        (1,037,701)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities         2,875,019          3,683,298            220,289          2,266,421
                                           ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net
   assets ..............................         8,745,883         20,894,767          3,315,631         13,382,268
NET ASSETS:
  Beginning of year ....................        43,335,643         22,440,876         36,958,989         23,576,721
                                           ---------------    ---------------    ---------------    ---------------
  END OF YEAR ..........................   $    52,081,526    $    43,335,643    $    40,274,620    $    36,958,989
                                           ===============    ===============    ===============    ===============

                                                    LIMITED MATURITY                         INDEX 500
                                                       BOND FUND+                              FUND+
                                           ----------------------------------    ----------------------------------
                                                2004               2003               2004               2003
                                           ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $       152,225    $       182,557    $        (1,360)   $      (322,173)
  Net realized gains (losses) from
   investment transactions .............            26,747             21,583         (1,058,727)           340,208
  Net change in unrealized appreciation
   (depreciation) of  investments ......          (117,238)           (94,146)        10,664,229         21,317,710
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............            61,734            109,994          9,604,142         21,335,745
                                           ---------------    ---------------    ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         1,118,916          1,625,126         25,234,820         21,531,108
  Death benefits .......................                --               (979)          (114,832)          (102,734)
  Cost of insurance ....................          (597,681)          (643,690)        (7,774,403)        (7,859,740)
  Net transfers ........................             1,706            223,715           (886,344)           290,492
  Transfer of policy loans .............           469,510              8,474            355,717            199,501
  Contract administration charges ......           (24,603)           (27,670)          (374,994)          (387,630)
  Surrender benefits ...................          (682,489)          (389,075)        (7,462,618)        (5,080,699)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities           285,359            795,901          8,977,346          8,590,298
                                           ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net
   assets ..............................           347,093            905,895         18,581,488         29,926,043
NET ASSETS:
  Beginning of year ....................         7,428,676          6,522,781        106,702,318         76,776,275
                                           ---------------    ---------------    ---------------    ---------------
  END OF YEAR ..........................   $     7,775,769    $     7,428,676    $   125,283,806    $   106,702,318
                                           ===============    ===============    ===============    ===============

                                                         MID CAP                              MID CAP
                                                      GROWTH FUND+                          VALUE FUND+
                                           ----------------------------------    ----------------------------------
                                                2004               2003               2004               2003
                                           ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $      (400,647)   $      (292,513)   $      (302,664)   $      (214,582)
  Net realized gains (losses) from
   investment transactions .............          (799,031)            (8,909)         5,319,207            483,027
  Net change in unrealized appreciation
   (depreciation) of  investments ......         3,488,365          6,520,312            858,910          6,058,669
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............         2,288,687          6,218,890          5,875,453          6,327,114
                                           ---------------    ---------------    ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         4,673,210          3,954,235          4,479,472          3,688,918
  Death benefits .......................           (15,685)           (15,054)           (67,322)           (86,167)
  Cost of insurance ....................        (1,652,751)        (1,409,879)        (1,855,588)        (1,571,101)
  Net transfers ........................          (179,281)         2,105,125            923,657          1,100,453
  Transfer of policy loans .............           134,285             64,907            134,200             83,635
  Contract administration charges ......          (121,737)          (110,416)          (121,065)          (110,853)
  Surrender benefits ...................        (1,039,504)          (504,306)          (686,252)          (715,947)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities         1,798,537          4,084,612          2,807,102          2,388,938
                                           ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net
   assets ..............................         4,087,224         10,303,502          8,682,555          8,716,052
NET ASSETS:
  Beginning of year ....................        22,279,833         11,976,331         25,773,764         17,057,712
                                           ---------------    ---------------    ---------------    ---------------
  END OF YEAR ..........................   $    26,367,057    $    22,279,833    $    34,456,319    $    25,773,764
                                           ===============    ===============    ===============    ===============

+    Investment in Penn Series Funds, Inc., an affiliate of Separate Account
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds
     I and II
++++ Investment in Van Kampen's The Universal Institutional Funds, Inc.
(a)  Prior to August 31, 2004 the Fund was named Growth Equity Fund.
(b)  Prior to August 31, 2004 the Fund was named Emerging Growth Fund.

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                        LARGE CAP                             STRATEGIC
                                                      GROWTH FUND +                          VALUE FUND +
                                           ----------------------------------    ----------------------------------
                                                2004               2003               2004               2003
                                           ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $      (129,371)   $       (49,963)   $      (104,611)   $       (49,604)
  Net realized gains (losses) from
   investment transactions .............           441,671             (2,104)           278,878             43,807
  Net change in unrealized appreciation
   (depreciation) of investments .......            14,916            459,398          1,346,565            981,852
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............           327,216            407,331          1,520,832            976,055
                                           ---------------    ---------------    ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         1,986,213          1,103,474          1,293,783            966,728
  Death benefits .......................           (10,132)              (336)                 -               (341)
  Cost of insurance ....................          (443,829)          (181,538)          (490,747)          (331,271)
  Net transfers ........................         1,358,479          1,682,463          1,828,764            648,981
  Transfer of policy loans .............            18,279             28,853             10,555             45,199
  Contract administration charges ......           (33,613)           (18,571)           (29,210)           (17,795)
  Surrender benefits ...................          (136,066)           (98,365)           (58,374)           (59,725)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities         2,739,331          2,515,980          2,554,771          1,251,776
                                           ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net
   assets ..............................         3,066,547          2,923,311          4,075,603          2,227,831
NET ASSETS:
  Beginning of year ....................         3,555,532            632,221          5,429,374          3,201,543
                                           ---------------    ---------------    ---------------    ---------------
  END OF YEAR ..........................   $     6,622,079    $     3,555,532    $     9,504,977    $     5,429,374
                                           ===============    ===============    ===============    ===============

                                                          REIT                                BALANCED
                                                         FUND +                              PORTFOLIO++
                                           ----------------------------------    ----------------------------------
                                                2004               2003               2004               2003
                                           ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $        68,625    $        52,940    $       (27,096)   $        45,903
  Net realized gains (losses) from
   investment transactions .............           666,303             84,850         (1,302,463)           (28,895)
  Net change in unrealized appreciation
   (depreciation) of investments .......           955,116            445,825          2,427,425          1,748,188
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............         1,690,044            583,615          1,097,866          1,765,196
                                           ---------------    ---------------    ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         1,808,931            932,989          2,384,027          2,751,120
  Death benefits .......................            (5,020)              (347)           (14,044)            (9,978)
  Cost of insurance ....................          (469,757)          (199,386)        (1,202,967)        (1,249,767)
  Net transfers ........................         1,763,339          1,393,822           (728,151)           236,424
  Transfer of policy loans .............            22,360             19,945             69,540             75,755
  Contract administration charges ......           (29,373)           (16,522)           (65,513)           (72,174)
  Surrender benefits ...................          (107,026)           (50,323)        (1,188,679)          (534,580)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities         2,983,454          2,080,178           (745,787)         1,196,800
                                           ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net
   assets ..............................         4,673,498          2,663,793            352,079          2,961,996
NET ASSETS:
  Beginning of year ....................         3,587,337            923,544         14,563,163         11,601,167
                                           ---------------    ---------------    ---------------    ---------------
  END OF YEAR ..........................   $     8,260,835    $     3,587,337    $    14,915,242    $    14,563,163
                                           ===============    ===============    ===============    ===============

                                                     EQUITY INCOME                             GROWTH
                                                      PORTFOLIO+++                           PORTFOLIO+++
                                           ----------------------------------    ----------------------------------
                                                2004               2003               2004               2003
                                           ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $        81,821    $       131,487    $      (743,714)   $      (601,922)
  Net realized gains (losses) from
   investment transactions .............           351,324             41,999         (2,662,598)          (146,070)
  Net change in unrealized appreciation
   (depreciation) of investments .......         3,930,459          8,652,343          4,920,884         17,494,590
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............         4,363,604          8,825,829          1,514,572         16,746,598
                                           ---------------    ---------------    ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         6,302,161          6,049,656         12,450,549         12,414,167
  Death benefits .......................           (32,714)           (59,380)          (118,272)           (99,521)
  Cost of insurance ....................        (2,891,007)        (2,620,355)        (5,330,717)        (5,157,842)
  Net transfers ........................         1,772,153            844,744         (2,089,169)           750,518
  Transfer of policy loans .............           139,952            103,564          1,070,925            202,142
  Contract administration charges ......          (163,512)          (157,421)          (380,705)          (387,842)
  Surrender benefits ...................        (1,572,211)        (1,729,966)        (3,299,959)        (2,406,755)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities         3,554,822          2,430,842          2,302,652          5,314,867
                                           ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net assets        7,918,426         11,256,671          3,817,224         22,061,465
NET ASSETS:
  Beginning of year ....................        40,514,691         29,258,020         73,903,768         51,842,303
                                           ---------------    ---------------    ---------------    ---------------
  END OF YEAR ..........................   $    48,433,117    $    40,514,691    $    77,720,992    $    73,903,768
                                           ===============    ===============    ===============    ===============

                                                     ASSET MANAGER                    EMERGING MARKETS EQUITY
                                                      PORTFOLIO+++                     (INT'L) PORTFOLIO++++
                                           ----------------------------------    ----------------------------------
                                                2004               2003               2004               2003
                                           ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .........   $       161,459    $       214,014    $       (65,470)   $       (89,398)
  Net realized gains (losses) from
   investment transactions .............          (123,658)            22,038             56,327              3,597
  Net change in unrealized appreciation
   (depreciation) of investments .......           451,722          1,347,132          2,240,804          3,190,363
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations .............           489,523          1,583,184          2,231,661          3,104,562
                                           ---------------    ---------------    ---------------    ---------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments ....................         1,870,136          1,942,317          1,648,823          1,383,784
  Death benefits .......................            (1,615)              (326)           (22,112)           (12,921)
  Cost of insurance ....................          (933,867)          (879,577)          (713,211)          (623,103)
  Net transfers ........................        (1,060,279)          (337,659)           407,052           (328,907)
  Transfer of policy loans .............            34,193              9,428             44,513             31,144
  Contract administration charges ......           (39,796)           (42,109)           (47,492)           (43,835)
  Surrender benefits ...................          (434,355)          (295,248)          (471,514)          (222,287)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from variable life activities          (565,583)           396,826            846,059            183,875
                                           ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net asset           (76,060)         1,980,010          3,077,720          3,288,437
NET ASSETS:
  Beginning of year ....................        11,775,852          9,795,842          9,799,615          6,511,178
                                           ---------------    ---------------    ---------------    ---------------
  END OF YEAR ..........................   $    11,699,792    $    11,775,852    $    12,877,335    $     9,799,615
                                           ===============    ===============    ===============    ===============

+    Investment in Penn Series Funds, Inc., an affiliate of Separate Account
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds
     I and II
++++ Investment in Van Kampen's The Universal Institutional Funds, Inc.

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS - December 31, 2004

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies of Penn Mutual Variable Life Account I ("Account I") are as follows:

         GENERAL - Account I was established by The Penn Mutual Life Insurance Company ("Penn Mutual") under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, Variable EstateMax III, and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are clearly identified and distinguished from Penn Mutual's other assets and liabilities. The portion of Account I's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Penn Mutual may conduct. The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 2004 and the reported amounts from operations and variable life activities during 2004 and 2003. Actual results could differ with those estimates.

         INVESTMENTS - Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. ("Penn Series"), an affiliate of Penn Mutual: Money Market, Quality Bond, High Yield Bond, Growth Stock (formerly known as Growth Equity), Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Small Cap Growth (formerly known as Emerging Growth), Limited Maturity Bond, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds; Neuberger Berman Advisers Management Trust ("AMT"): Balanced Portfolio; Fidelity Investments' Variable Insurance Products Funds I and II ("Fidelity"): Equity Income, Growth, and Asset Manager Portfolios; and The Universal Institutional Funds, Inc. ("Van Kampen"): Emerging Markets Equity (Int'l) Portfolio. Penn Series, AMT, Fidelity and Van Kampen are open-end diversified management investment companies. The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Dividend income and realized gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. In January 2004, Account I changed its realized gains and losses computation method from the LIFO to the FIFO basis on the sales of investments of the identified cost of the investment sold.

         FEDERAL INCOME TAXES - The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to Account I for federal income taxes. Penn Mutual will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

         DIVERSIFICATION REQUIREMENTS - Under the provisions of Section 817(h) of the IRC, a variable life contract other than a contract issued in connection with certain types of employee benefit plans will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of the IRC. Penn Mutual believes that Account I satisfies the current requirements of the regulations, and it intends that Account I will continue to meet such requirements.

NOTE 2.  PURCHASES AND SALES OF INVESTMENTS

         The following table shows the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of each fund or portfolio for the period ended December 31, 2004:

                                                       Purchases        Sales
                                                     ------------   ------------
Money Market Fund ................................   $ 29,341,546   $ 38,783,490
Quality Bond Fund ................................      8,134,452      4,925,121
High Yield Bond Fund .............................      5,632,912      4,716,662
Growth Stock Fund* ...............................      2,883,021      3,198,637
Large Cap Value Fund .............................     10,021,257      6,515,028
Flexibly Managed Fund ............................     39,928,808      9,856,806
International Equity Fund ........................      5,870,694      5,427,280
Small Cap Value Fund .............................     16,742,352      4,966,318
Small Cap Growth Fund** ..........................      5,602,300      5,874,957
Limited Maturity Bond Fund .......................      2,416,573      1,979,105
Index 500 Fund ...................................     33,209,267     24,234,798
Mid Cap Growth Fund ..............................      4,603,230      3,205,693
Mid Cap Value Fund ...............................      9,973,169      2,797,725
Large Cap Growth Fund ............................      3,619,880        655,731
Strategic Value Fund .............................      3,317,553        743,461
REIT Fund ........................................      4,779,366      1,298,302
Balanced Portfolio ...............................      2,206,181      2,979,306
Equity Income Portfolio ..........................      7,567,686      3,778,557
Growth Portfolio .................................     10,554,427      8,996,869
Asset Manager Portfolio ..........................      2,251,234      2,655,574
Emerging Markets Equity (Int'l) Portfolio ........      2,876,825      2,096,420

         * Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund.
         ** Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth Fund.

NOTE 3.  RELATED PARTY TRANSACTIONS AND CONTRACT CHARGES

Penn Mutual received $15,463,744 from Account I for the year ended December 31, 2004. These charges include those assessed through a reduction in unit value, as well as those assessed through redemption of units.

Certain charges of the products are reflected as a reduction in the value of the units held by the policyholder. These are as follows:

       PRODUCTS                  MORTALITY & RISK EXPENSE                         GUARANTEED MAXIMUM RATE
-----------------------     -----------------------------------------------  -------------------------------------------
Cornerstone VUL             0.75%                                            0.90%
Cornerstone VUL II          0.90%(policy years 1 - 15)                       0.90%
                            0.60%(policy years 16+)
Cornerstone VUL III         0.45%                                            0.90%
                            0.45%on the first $50,000 of account value,      0.60%on the first $50,000 of account value,
                                 0.15% on account value in excess of              0.30% on account value in excess of
                                 $50,000; and a monthly expense charge            $50,000; and a monthly expense charge
                                 per $1,000 of specified amount during            per $1,000 of specified amount during
                                 first 10 years varying by issue age and          first 10 years varying by issue age and
                                 rate class. The same load will apply for         rate class.  The same load will apply for
                                 the first 10 years following an increase         the first 10 years following an increase in
                                 in specified amount.                             specified amount.
Variable Estate Max         0.90%(policy years 1 - 15)                       0.90%
                            0.60%(policy years 16+)
Variable Estate Max II      0.90%(policy years 1 - 15)                       0.90%
                            0.60%(policy years 16+)
Variable Estate Max III          (policy years 1 - 10)
                            0.60%(policy years 1 - 10)                       0.90%
                            0.05%(policy years 11+)                          0.35%(policy years 11+)
                                 and a monthly expense charge per $1,000          and a monthly expense charge per $1,000
                                 of Specified Amount during first 10 years.       of Specified Amount during first 10 years.
                                 The same load will apply for the first 10        The same load will apply for the first 10
                                 years following an increase in specified         years following an increase in specified
                                 amount.  Please refer to the prospectus          amount. Please refer to the prospectus
                                 for details.                                     for details.
Momentum Builder            0.65%                                            0.65%

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

PRODUCTS                  SURRENDER CHARGES
-----------------------   ------------------------------------------------------------------------------------------
Cornerstone VUL           Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL II        Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL III       Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL IV        Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Variable Estate Max       Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max II    Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max III   Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Momentum Builder          Maximum charge of 100% of purchase payments received. Charges do not apply after 10 years.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%. Sales and distribution expense charges on purchase payments range from 1.50% to 5.00%

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable Estate Max II, and Variable Estate Max III policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

NOTE 4.  ACCUMULATION UNITS

                                 At December
                                   31, 2002             At December 31, 2003                   At December 31, 2004
                                 -----------   -------------------------------------   ------------------------------------
                                                                             Ending                                Ending
                                    Unit         Units       Units            Unit       Units       Units          Unit
Subaccount                        Balance      Purchased    Redeemed        Balance    Purchased   Redeemed       Balance
--------------------------       -----------   ---------   ----------      ---------   ---------  ----------     ----------
Money Market Fund                  3,957,528   2,046,223   (2,180,400)     3,823,351   2,596,053  (2,910,339)     3,509,066
Quality Bond Fund                  1,428,585     645,944     (395,317)     1,679,212     596,085    (450,330)     1,824,967
High Yield Bond Fund               1,119,074     280,618     (173,262)     1,226,430     382,863    (376,123)     1,233,170
Growth Stock Fund*                 2,271,742     441,072     (298,261)     2,414,553     541,433    (557,664)     2,398,322
Large Cap Value Fund               2,958,289     481,077     (256,578)     3,182,788     655,641    (601,042)     3,237,387
Flexibly Managed Fund              4,473,710   1,055,725     (205,676)     5,323,759   2,223,767  (1,004,983)     6,542,543
International Equity Fund          2,698,546     886,179     (703,147)     2,881,578     748,241    (672,544)     2,957,276
Small Cap Value Fund               1,738,722     438,571     (176,073)     2,001,220     430,757    (282,599)     2,149,378
Small Cap Growth Fund**            2,274,612     499,042     (240,611)     2,533,043     509,504    (435,487)     2,607,060
Limited Maturity Bond Fund           493,068     213,414     (144,825)       561,656     176,154    (154,833)       582,976
Index 500 Fund                     8,999,725   1,801,412     (970,413)     9,830,723   3,045,869  (2,338,865)    10,537,727
Mid Cap Growth Fund                1,850,903     624,561     (116,538)     2,358,927     639,313    (465,495)     2,532,744
Mid Cap Value Fund                 1,349,708     318,850     (130,055)     1,538,503     373,926    (199,949)     1,712,480
Large Cap Growth Fund                 75,147     282,350      (19,866)       337,631     296,820     (54,790)       579,660
Strategic Value Fund                 374,978     174,124      (38,344)       510,758     340,972    (128,595)       723,135
REIT Fund                            100,245     229,133      (40,877)       288,500     286,720     (83,472)       491,748
Balanced Portfolio                 1,046,277     223,543     (128,830)     1,140,990     255,632    (316,725)     1,079,897
Equity Income Portfolio            2,207,577     378,827     (151,150)     2,435,253     588,985    (319,826)     2,704,412
Growth Portfolio                   4,741,500     860,046     (295,734)     5,305,813   1,119,238    (847,213)     5,577,838
Asset Manager Portfolio              775,811     182,708     (126,728)       831,791     157,604    (220,767)       768,628
 Emerging Markets Equity
 (Int'l) Portfolio                   950,356     155,883     (151,730)       954,510     287,690    (233,629)     1,008,571

         * Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund.
         ** Prior to August 31, 2004, Small Cap Growth Fund was named Emerging
            Growth Fund.

NOTE 5. FINANCIAL HIGHLIGHTS

        Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

         The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

                          At January 01,
                               2004                    At December 31, 2004                   For the year ended December 31,2004
                         -----------------  ---------------------------------------------  -----------------------------------------
                                                                                           Investment
                                                                                             Income      Expense     Total Return***
Subaccount                Unit Fair Value     Units      Unit Fair Value     Net Assets    Ratio* (%)  Ratio** (%)       (%)
-----------------------  -----------------  ----------  ------------------  -------------  ----------  ------------  ---------------
Money Market Fund        $ 10.53 to $19.41   3,509,066  $ 10.63 to $ 19.47  $  41,788,915     0.94     0.45 to 0.90   0.05 to  0.80
Quality Bond Fund          11.75 to  32.22   1,824,967    12.29 to   33.48     28,271,915     4.25     0.45 to 0.90   3.66 to  4.44
High Yield Bond Fund       12.81 to  35.97   1,233,170    14.15 to   39.56     22,737,412     7.58     0.45 to 0.90   9.72 to 10.56
Growth Stock Fund*          4.65 to  20.08   2,398,322     5.18 to   22.33     22,803,198     0.45     0.45 to 0.90  10.90 to 11.75
Large Cap Value Fund       10.75 to  46.22   3,237,387    12.08 to   51.82     63,964,702     1.44     0.45 to 0.90  11.84 to 12.70
Flexibly Managed Fund      14.12 to  65.65   6,542,543    16.74 to   77.34    170,391,021     2.04     0.45 to 0.90  17.52 to 18.43
International Equity
 Fund                       9.15 to  19.10   2,957,276    11.84 to   24.64     52,987,586     0.64     0.45 to 0.90  28.84 to 29.85
Small Cap Value Fund       16.14 to  26.93   2,149,378    18.54 to   30.71     52,081,526     0.03     0.45 to 0.90  13.85 to 14.72
Small Cap Growth Fund**     8.57 to  26.32   2,607,060     9.35 to   28.60     40,274,620        -     0.45 to 0.90   8.52 to  9.34
Limited Maturity Bond
 Fund                      11.38 to  15.54     582,976    11.64 to   15.79      7,775,769     3.44     0.45 to 0.90   1.40 to  2.17
Index 500 Fund              8.13 to  14.38  10,537,727     8.94 to   15.77    125,283,806     1.71     0.45 to 0.90   9.48 to 10.32
Mid Cap Growth Fund         6.20 to  13.66   2,532,744     6.87 to   15.10     26,367,057        -     0.45 to 0.90  10.38 to 11.22
Mid Cap Value Fund         12.92 to  19.44   1,712,480    15.92 to   23.77     34,456,319     0.41     0.45 to 0.90  22.07 to 23.02
Large Cap Growth Fund      10.44 to  10.60     579,660    11.25 to   11.52      6,622,079     0.63     0.45 to 0.90   7.69 to  8.51
Strategic Value Fund       10.57 to  10.73     723,135    13.02 to   13.33      9,504,977     0.47     0.45 to 0.90  23.14 to 24.10
REIT Fund                  12.34 to  12.53     491,748    16.57 to   16.97      8,260,835     3.81     0.45 to 0.90  34.31 to 35.37
Balanced Portfolio          9.67 to  18.16   1,079,897    10.57 to   19.71     14,915,242     1.21     0.45 to 0.90   8.33 to  9.16
Equity Income Portfolio    10.09 to  21.83   2,704,412    11.21 to   24.17     48,433,117     1.48     0.45 to 0.90  10.53 to 11.38
Growth Portfolio            7.63 to  21.58   5,577,838     7.86 to   22.15     77,720,992     0.26     0.45 to 0.90   2.45 to   3.2
Asset Manager Portfolio    10.00 to  18.48     768,628    10.50 to   19.34     11,699,791     2.64     0.45 to 0.90   4.52 to  5.32
 (Int'l) Portfolio          9.81 to  13.41   1,008,571  11.97   to   16.51     12,877,335     0.66     0.45 to 0.90  22.01 to 22.96

         * Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund.
         ** Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth Fund.

                          At January 01,
                               2003                    At December 31, 2003                   For the year ended December 31, 2003
                         -----------------  ---------------------------------------------  -----------------------------------------
                                                                                           Investment
                                                                                             Income      Expense     Total Return***
Subaccount                Unit Fair Value     Units      Unit Fair Value     Net Assets    Ratio* (%)  Ratio** (%)       (%)
-----------------------  -----------------  ----------  ------------------  -------------  ----------  ------------  ---------------
Money Market Fund        $ 10.44 to $19.37   3,823,351  $ 10.53 to $ 19.41  $  45,586,540     0.88     0.45 to 0.90  (0.04) to 0.71
Quality Bond Fund          11.07 to  30.54   1,679,212    11.75 to   32.22     25,012,368     4.45     0.45 to 0.90   5.23  to 6.02
High Yield Bond Fund       10.40 to  29.40   1,226,430    12.81 to   35.97     21,248,464     8.51     0.45 to 0.90  22.02 to 22.97
Growth Equity Fund          4.16 to  17.99   2,414,553     4.65 to   20.08     20,773,526     0.03     0.45 to 0.90  11.36 to 12.21
Large Cap Value Fund        8.45 to  36.41   3,182,788    10.75 to   46.22     57,617,552     1.69     0.45 to 0.90  26.62 to 27.61
Flexibly Managed Fund      10.87 to  50.86   5,323,759    14.12 to   65.65    126,787,180     2.16     0.45 to 0.90  28.75 to 29.76
International Equity
 Fund                       6.92 to  14.48   2,881,578     9.15 to   19.10     40,472,032     0.68     0.45 to 0.90  31.66 to 32.70
Small Cap Value Fund        9.23 to  15.52   2,001,220    16.14 to   26.93     43,335,643        -     0.45 to 0.90  73.28 to 74.69
Emerging Growth Fund        5.84 to  17.98   2,533,043     8.57 to   26.32     36,958,989        -     0.45 to 0.90  46.19 to 47.36
Limited Maturity Bond
 Fund                      11.06 to  15.22     561,656    11.38 to   15.54      7,428,676     3.82     0.45 to 0.90   1.98 to  2.75
Index 500 Fund              6.36 to  11.29   9,830,723     8.13 to   14.38    106,702,318     1.47     0.45 to 0.90  27.26 to 28.25

Mid Cap Growth Fund         4.17 to   9.22   2,358,927     6.20 to   13.66     22,279,833        -     0.45 to 0.90  47.96 to 49.14
Mid Cap Value Fund          9.44 to  14.32   1,538,503    12.92 to   19.44     25,773,764     0.40     0.45 to 0.90  35.62 to 36.69
Large Cap Growth Fund       8.39 to   8.44     337,631    10.44 to   10.60      3,555,532     0.58     0.45 to 0.90  24.48 to 25.45
Strategic Value Fund        8.52 to   8.57     510,758    10.57 to   10.73      5,429,374     0.51     0.45 to 0.90  24.01 to 24.98
REIT Fund                   9.19 to   9.24     288,500    12.34 to   12.53      3,587,337     5.25     0.45 to 0.90  34.27 to 35.33
Balanced Portfolio          8.32 to  15.74   1,140,990     9.67 to   18.16     14,563,163     1.81     0.45 to 0.90  15.24 to 16.12
Equity Income Portfolio     7.78 to  16.88   2,435,253    10.09 to   21.83     40,514,691     1.71     0.45 to 0.90  29.16 to 30.18
Growth Portfolio            5.77 to  16.37   5,305,813     7.63 to   21.58     73,903,768     0.25     0.45 to 0.90  31.66 to 32.69
Asset Manager Portfolio     8.51 to  15.78     831,791    10.00 to   18.48     11,775,852     3.36     0.45 to 0.90  16.92 to 17.82
Emerging Markets Equity
 (Int'l) Portfolio          6.61 to   8.96     954,510     9.81 to   13.41      9,799,615        -     0.45 to 0.90  48.33 to 49.52

                       At January 01,
                            2002                    At December 31, 2002                   For the year ended December 31, 2002
                      -----------------  ---------------------------------------------  -----------------------------------------
                                                                                        Investment
                                                                                          Income      Expense     Total Return***
Subaccount             Unit Fair Value     Units      Unit Fair Value     Net Assets    Ratio* (%)  Ratio** (%)       (%)
--------------------- -----------------  ----------  ------------------  -------------  ----------  ------------  ---------------
Money Market Fund     $ 10.27 to $19.18   3,957,528  $ 10.44 to $ 19.37  $  47,383,283     1.58     0.45 to 0.90    0.74  to   4.00
Quality Bond Fund       10.51 to  29.20   1,428,585    11.07 to   30.54     20,812,882     4.30     0.45 to 0.90    4.33  to  10.23
High Yield Bond Fund    10.06 to  28.62   1,119,074    10.40 to   29.40     16,400,225    10.13     0.45 to 0.90    2.48  to   3.57
Growth Equity Fund       6.42 to  27.81   2,271,742     4.16 to   17.99     18,001,117       -      0.45 to 0.90  (39.94) to (35.20)
Large Cap Value Fund     9.98 to  43.09   2,958,289     8.45 to   36.41     43,897,982     1.61     0.45 to 0.90  (15.72) to (13.72)
Flexibly Managed Fund   10.77 to  50.73   4,473,710    10.87 to   50.86     87,844,079     2.83     0.45 to 0.90    0.02  to   8.21
International Equity
 Fund                    7.72 to  16.20   2,698,546     6.92 to   14.48     29,402,251     0.13     0.45 to 0.90  (20.31) to (10.35)
Small Cap Value Fund    11.09 to  18.79   1,738,722     9.23 to   15.52     22,440,876       -      0.45 to 0.90  (17.51) to  (8.08)
Emerging Growth Fund    10.13 to  31.27   2,274,612     5.84 to   17.98     23,576,721       -      0.45 to 0.90  (42.60) to (36.28)
Limited Maturity Bond
 Fund                   10.41 to  14.43     493,068    11.06 to   15.22      6,522,781     2.98     0.45 to 0.90    5.30  to  10.12
Index 500 Fund           8.22 to  14.63   8,999,725     6.36 to   11.29     76,776,275     1.45     0.45 to 0.90  (23.45) to (22.63)
Mid Cap Growth Fund      6.22 to  13.78   1,850,903     4.17 to    9.22     11,976,331        -     0.45 to 0.90  (34.54) to (32.89)
Mid Cap Value Fund      10.43 to  15.92   1,349,708     9.44 to   14.32     17,057,712     0.58     0.45 to 0.90  (10.23) to  (5.94)
Large Cap Growth Fund   10.04 to  19.14      75,147     8.39 to    8.44        632,221     0.78     0.45 to 0.90  (16.10) to (15.94)
Strategic Value Fund        - to      -     374,978     8.52 to    8.57      3,201,543     0.58     0.45 to 0.90  (14.77) to (14.51)
REIT Fund                   - to      -     100,245     9.19 to    9.24        923,544     4.60     0.45 to 0.90  (8.11)  to  (7.94)
Balanced Portfolio          - to      -   1,046,277     8.32 to   15.74     11,601,167     2.51     0.45 to 0.90  (17.89) to (17.15)
Equity Income
 Portfolio               9.41 to  20.47   2,207,577     7.78 to   16.88     29,258,020     1.68     0.45 to 0.90  (17.69) to (16.48)
Growth Portfolio         8.30 to  23.60   4,741,500     5.77 to   16.37     51,842,303     0.25     0.45 to 0.90  (31.79) to (30.42)
Asset Manager
 Portfolio               9.37 to  17.42     775,811     8.51 to   15.78      9,795,842     3.59     0.45 to 0.90   (9.55) to  (7.12)
Emerging Markets
 Equity (Int'l)
 Portfolio               7.32 to   9.83     950,356     6.61 to    8.96      6,511,178        -     0.45 to 0.90  (10.71) to  (9.31)


                       At January 01,
                            2001                    At December 31, 2001                   For the year ended December 31, 2001
                      -----------------  ---------------------------------------------  -----------------------------------------
                                                                                        Investment
                                                                                          Income      Expense    Total Return***
Subaccount             Unit Fair Value     Units      Unit Fair Value     Net Assets    Ratio* (%)  Ratio** (%)      (%)
--------------------- -----------------  ----------  ------------------  -------------  ----------  ------------ ---------------
Money Market Fund     $ 10.72 to $18.56   2,779,072  $ 10.27 to $ 19.18  $  34,306,760     3.90     0.45 to 0.90    2.74  to   3.52
Quality Bond Fund       11.13 to  26.99   1,145,370    10.51 to   29.20     16,378,106     5.51     0.45 to 0.90    5.14  to   8.42
High Yield Bond Fund     9.56 to  26.94     953,225    10.06 to   28.62     14,047,238     9.97     0.45 to 0.90    0.58  to   6.44
Growth Equity Fund       8.63 to  37.50   1,977,845     6.42 to   27.81     25,248,436     0.03     0.45 to 0.90  (26.01) to  (8.79)
Large Cap Value Fund    10.27 to  44.44   2,551,612     9.98 to   43.09     48,109,496     1.37     0.45 to 0.90   (3.27) to   1.89

Flexibly Managed Fund   12.00 to  46.29   3,739,321    10.77 to   50.73     80,326,792     2.91     0.45 to 0.90    7.67  to   9.79
International Equity
 Fund                   10.79 to  22.71   2,465,729     7.72 to   16.20     30,950,972     1.93     0.45 to 0.90  (28.77) to (11.14)
Small Cap Value Fund    10.41 to  16.21   1,330,180    11.09 to   18.79     21,661,062     0.10     0.45 to 0.90   10.89  to  16.22
Emerging Growth Fund    12.09 to  37.44   1,899,029    10.13 to   31.27     36,671,356        -     0.45 to 0.90  (16.59) to  10.48
Limited Maturity Bond
 Fund                   10.77 to  13.63     259,723    10.41 to   14.43      3,325,077     4.56     0.45 to 0.90    4.07  to   6.16
Index 500 Fund           9.38 to  16.75   6,269,225     8.22 to   14.63     71,741,862     1.28     0.45 to 0.90  (12.77) to  (1.09)
Mid Cap Growth Fund      8.70 to  19.31   1,524,823     6.22 to   13.78     15,064,445        -     0.45 to 0.90  (28.76) to  (2.48)
Mid Cap Value Fund      11.25 to  16.57   1,170,257    10.43 to   15.92     17,048,935     0.71     0.45 to 0.90   (4.03) to   4.27
Balanced Portfolio      11.96 to  22.26     925,694    10.04 to   19.14     13,010,544     1.68     0.45 to 0.90  (14.14) to   0.42
Equity Income
 Portfolio               9.94 to  21.70   1,940,870     9.41 to   20.47     33,153,890     1.61     0.45 to 0.90   (5.38) to   0.98
Growth Equity
 Portfolio              10.12 to  28.87   4,285,243     8.30 to   23.60     71,793,148     0.07     0.45 to 0.90  (18.39) to  (2.01)
Asset Manager
 Portfolio               9.81 to  18.30     627,261     9.37 to   17.42      9,033,102     3.91     0.45 to 0.90   (4.95) to   2.18
Emerging Markets
 Equity (Int'l)
 Portfolio               7.95 to   8.33     794,339     7.32 to    9.83      5,967,416        -     0.45 to 0.90   (7.33) to  (1.63)


* These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).

*** These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Penn Mutual Insurance Company and contract owners of Penn Mutual Variable Life Account I

In our opinion, the accompanying statement of assets and liabilities and the related statements of operation and statement of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts disclosed in Note 1 which comprise the Penn Mutual Variable Life Account I (the "Variable Account") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the transfer agents, provides a reasonable basis for our opinion


/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
April 1, 2005

                         REPORT OF INDEPENDENT AUDITORS

To The Board of Directors
The Penn Mutual Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income, changes in equity, and cash flows present fairly, in all material respects, the financial position of The Penn Mutual Life Insurance Company and its subsidiaries (the "Company") at December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
February 8, 2005

             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31,                                        2004               2003
--------------------------------------------------   ---------------    ---------------
(IN THOUSANDS)

ASSETS

Debt securities, at fair value                       $     5,222,561    $     5,034,637
Equity securities, at fair value                              28,296             39,562
Real estate, net of accumulated depreciation                  16,055             16,379
Policy loans                                                 621,964            641,711
Short-term investments                                       408,243            167,046
Other invested assets, at fair value                         184,028            173,698
                                                     ---------------    ---------------
    Total investments                                      6,481,147          6,073,033

Cash and cash equivalents                                     78,774             29,866
Investment income due and accrued                             72,914             79,883
Deferred acquisition costs                                   620,620            576,895
Amounts recoverable from reinsurers                          325,534            304,508
Broker/dealer receivables                                  3,304,959          3,031,951
Goodwill                                                      14,354             14,354
Other assets                                                 236,131            181,299
Separate account assets                                    3,116,564          2,773,141
                                                     ---------------    ---------------

    TOTAL ASSETS                                     $    14,250,997    $    13,064,930
                                                     ===============    ===============

LIABILITIES

Reserves for future policy benefits                  $     2,656,113    $     2,674,162
Other policyholder funds                                   2,936,619          2,724,978
Policyholders' dividends payable                              20,829             20,702
Broker/dealer payables                                     3,014,104          2,706,530
Accrued income taxes                                         170,845            181,841
Debt                                                         271,273             87,798
Other liabilities                                            298,820            241,818
Separate account liabilities                               3,116,564          2,773,141
                                                     ---------------    ---------------

    TOTAL LIABILITIES                                     12,485,167         11,410,969
                                                     ---------------    ---------------

EQUITY

Retained earnings                                          1,577,464          1,440,118
Accumulated other comprehensive income:
  Unrealized appreciation of securities, net                 191,066            216,243
  Minimum pension liability                                   (2,700)            (2,400)
                                                     ---------------    ---------------
    Total accumulated other comprehensive income             188,366            213,843
                                                     ---------------    ---------------
    TOTAL EQUITY                                           1,765,830          1,653,961
                                                     ---------------    ---------------

      TOTAL LIABILITIES AND EQUITY                   $    14,250,997    $    13,064,930
                                                     ===============    ===============

   The accompanying notes are an integral part of these financial statements.

             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,                          2004               2003              2002
--------------------------------------------------   ---------------    ---------------   ---------------
(IN THOUSANDS)

REVENUES

Premium and annuity considerations                   $       129,330    $       130,065   $       115,830
Policy fee income                                            210,443            185,608           162,910
Net investment income                                        427,390            426,210           429,723
Net realized capital  losses                                  (1,208)           (18,313)          (39,999)
Broker/dealer fees and commissions                           412,800            396,312           344,091
Other income                                                  26,770             25,139            13,648
                                                     ---------------    ---------------   ---------------

TOTAL REVENUE                                              1,205,525          1,145,021         1,026,203
                                                     ---------------    ---------------   ---------------

BENEFITS AND EXPENSES

Benefits paid to policyholders and beneficiaries             381,859            383,062           391,124
Policyholder dividends                                        39,077             45,782            52,554
Decrease in reserves for future policy benefits              (29,339)           (27,370)          (32,505)
General expenses                                             308,698            291,903           258,013
Broker/dealer sales expense                                  228,089            222,095           193,144
Amortization of deferred acquisition costs                    72,927             68,138            78,790
                                                     ---------------    ---------------   ---------------

TOTAL BENEFITS AND EXPENSES                                1,001,311            983,610           941,120
                                                     ---------------    ---------------   ---------------

INCOME BEFORE INCOME TAXES                                   204,214            161,411            85,083
                                                     ---------------    ---------------   ---------------

Income taxes:
   Current                                                    70,685             27,787            10,307
   Deferred                                                   (3,817)            25,727             1,623
                                                     ---------------    ---------------   ---------------

INCOME TAX EXPENSE                                            66,868             53,514            11,930
                                                     ---------------    ---------------   ---------------

     NET INCOME                                      $       137,346    $       107,897   $        73,153
                                                     ===============    ===============   ===============

   The accompanying notes are an integral part of these financial statements.

             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

                                                       ACCUMULATED
                                                          OTHER
                                                      COMPREHENSIVE        RETAINED           TOTAL
                                                      INCOME/(LOSS)        EARNINGS          EQUITY
                                                     ---------------    ---------------   ---------------
(IN THOUSANDS)

BALANCE AT JANUARY 1, 2002                           $        87,732    $     1,259,068   $     1,346,800

Net income for 2002                                                              73,153            73,153
Other comprehensive income, net of tax
  Unrealized appreciation of securities,
   net of reclassification adjustments                       129,823                  -           129,823
  Minimum pension liability                                   (5,507)                 -            (5,507)
                                                                                          ---------------
Comprehensive Income                                                                              197,469
                                                     ---------------    ---------------   ---------------
BALANCE AT DECEMBER 31, 2002                         $       212,048    $     1,332,221   $     1,544,269

Net income for 2003                                                             107,897           107,897
Other comprehensive income, net of tax
    Unrealized depreciation of securities,
     net of reclassification adjustments                      (1,312)                 -            (1,312)
    Minimum pension liability                                  3,107                  -             3,107
                                                                                          ---------------
Comprehensive income                                                                              109,692
                                                     ---------------    ---------------   ---------------
BALANCE AT DECEMBER 31, 2003                         $       213,843    $     1,440,118   $     1,653,961

Net income for 2004                                                             137,346           137,346
Other comprehensive income, net of tax
    Unrealized depreciation of securities,
     net of reclassification adjustments                     (25,177)                 -           (25,177)
    Minimum pension liability                                   (300)                 -              (300)
                                                                                          ---------------
Comprehensive Income                                                                              111,869
                                                     ---------------    ---------------   ---------------
BALANCE AT DECEMBER 31, 2004                         $       188,366    $     1,577,464   $     1,765,830
                                                     ===============    ===============   ===============

   The accompanying notes are an integral part of these financial statements.

             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,                          2004               2003              2002
--------------------------------------------------   ---------------    ---------------   ---------------
(IN THOUSANDS)

        CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                           $       137,346    $       107,897   $        73,153
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Capitalization of acquisition costs                       (117,276)          (106,977)          (95,672)
  Amortization of deferred acquisition costs                  72,927             68,138            78,790
  Policy fees on universal life and investment
   contracts                                                (114,081)          (100,677)          (81,771)
  Interest credited on universal life and
   investment contracts                                      116,599            114,721           113,028
  Depreciation and amortization                                6,983              9,875            (3,955)
  Net realized capital losses                                  1,208             18,313            39,999
  Decrease in investment income due and accrued                6,969              1,161            13,656
  Increase in amounts recoverable from reinsurers            (21,026)            (9,181)          (22,440)
  Decrease in reserves for future policy benefits            (18,049)           (19,596)           (6,180)
  Increase/(decrease) in accrued income tax
   payable                                                     2,721             32,704           (18,613)
  Other, net                                                  13,702            (27,116)          (23,900)
                                                     ---------------    ---------------   ---------------

     NET CASH PROVIDED BY OPERATING ACTIVITIES                88,023             89,261            66,095
                                                     ---------------    ---------------   ---------------

        CASH FLOWS FROM INVESTING ACTIVITIES

SALE OF INVESTMENTS:
  Debt securities available for sale                         807,088            562,017         2,106,699
  Equity securities                                          181,206             46,955            64,378
  Other                                                         (534)               615             1,057

MATURITY AND OTHER PRINCIPAL REPAYMENTS:
  Debt securities available for sale                         585,787            812,648           328,809
  Other                                                       65,569             12,338            13,858

COST OF INVESTMENTS ACQUIRED:
  Debt securities available for sale                      (1,634,887)        (1,506,971)       (2,457,921)
  Equity securities                                         (169,144)           (41,416)          (66,892)
  Other                                                      (63,496)           (17,560)          (98,671)

Change in policy loans, net                                   19,747              6,395            22,365
Cost of short-term investments acquired, net                (241,197)          (130,489)           (6,595)
Purchases of furniture and equipment, net                    (15,197)           (15,449)          (18,583)
                                                     ---------------    ---------------   ---------------

     NET CASH USED IN INVESTING ACTIVITIES           $      (465,058)   $      (270,917)  $      (111,496)
                                                     ---------------    ---------------   ---------------

                                  - CONTINUED -

   The accompanying notes are an Integral part of these financial statements.

             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED

FOR THE YEARS ENDED DECEMBER 31,                          2004               2003              2002
--------------------------------------------------   ---------------    ---------------   ---------------
(IN THOUSANDS)
        CASH FLOWS FROM FINANCING ACTIVITIES

 Deposits for universal life and investment
  contracts                                          $       898,734    $       832,957   $       750,745
 Withdrawals from universal life and investment
  contracts                                                 (621,382)          (538,547)         (634,990)
 Transfers to separate accounts                              (69,450)           (81,280)          (93,290)
 Issuance/(repayment) of debt                                183,475              1,752          (116,906)
 Decrease/(increase) in net broker dealer
  receivables                                                 34,566            (26,815)          113,939
                                                     ---------------    ---------------   ---------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES               425,943            188,067            19,498
                                                     ---------------    ---------------   ---------------

     NET INCREASE/(DECREASE) IN CASH AND CASH
      EQUIVALENTS                                             48,908              6,411           (25,903)

 CASH AND CASH EQUIVALENTS
     Beginning of the year                                    29,866             23,455            49,358
                                                     ---------------    ---------------   ---------------
     END OF THE YEAR                                 $        78,774    $        29,866   $        23,455
                                                     ===============    ===============   ===============

   The accompanying notes are an integral part of these financial statements.

             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (IN THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION AND BASIS OF PRESENTATION

The Penn Mutual Life Insurance Company was founded and commenced business in 1847 as a mutual life insurance company. The Company concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, term life, universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company is also involved in the broker-dealer business, which offers a variety of investment products and services and is conducted through the Company's non-insurance subsidiaries. The Company sells its products in all fifty states and the District of Columbia.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States and include the accounts of The Penn Mutual Life Insurance Company, its wholly owned life insurance subsidiary, The Penn Insurance and Annuity Company ("PIA"), and non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries) (the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

INVESTMENTS

The Company classifies its debt securities (bonds and mortgage and asset-backed securities) as available for sale. These securities are carried at fair value, with the change in unrealized gains and losses reported in other comprehensive income, net of tax. Income on debt securities is recognized using the effective yield method. For mortgage and asset-backed securities ("structured securities") of high credit quality, changes in expected cash flows are recognized using the retrospective method. For structured securities where the possibility of credit loss is other than remote, changes in expected cash flows are recognized on the prospective method over the remaining life of the securities. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates consistent with the current interest rate and economic environments. These assumptions represent the Company's best estimate of the amount and timing of estimated principal and interest cash flows based on current information and events that a market participant would use in determining the current fair value of the security.

Equity securities are classified as available for sale and carried at fair value. Dividends on equity securities are credited to income on their ex-dividend dates.

The Company regularly evaluates the carrying value of debt and equity securities and adjusts their recorded value for impairment considered other than temporary. Factors considered in determining whether a decline in fair value is other than temporary include the significance of the decline, the time duration of the decline, current economic conditions, past credit loss experience, estimated future cash flows, and other circumstances of the investee, and the Company's ability and intent to retain the investment for a sufficient period of time to recover the recorded value. A decline in a security's fair value that is deemed to be other than temporary is treated as a realized capital loss and an appropriate reduction in the cost basis of the security is recognized.

Realized gains and losses are determined by specific identification and are included in income on the trade date, net of amortization of deferred acquisition costs. Unrealized gains and losses, net of appropriate taxes and amortization of deferred acquisition costs, are accounted for as a separate component of other comprehensive income.

Policy loans are carried at the unpaid principal balances.

Short-term investments include securities purchased with a maturity date of 90 days to less than one year. Short-term investments are valued at cost, which approximates fair value.

                                 (IN THOUSANDS)

Other invested assets primarily include limited partnerships. Investments in limited partnerships in which the Company's ownership represents less than 5% of partnership equity are accounted for as available for sale investments. Income from these partnerships is recognized using the cost method. Investments in limited partnerships in which the Company's ownership represents more than 5% of partnership equity are accounted for using the equity method. Income from these partnerships is treated as investment income.

DERIVATIVES

The Company utilizes various derivatives, including interest rate swaps, financial futures and interest rate caps in conjunction with its management of assets and liabilities and interest rate risk. All derivatives are recognized at fair value and reported as investments. The accounting treatment for specific derivatives depends on whether management elects to follow hedge accounting, as specified in Statement of Financial Accounting Standards (SFAS) No.
133, "Accounting for Derivative Instruments and Hedging Activities."

Interest rate swaps and financial futures are used to manage risk from interest rate fluctuations. These derivative transactions have been designated and qualify as fair value hedges of fixed rate securities in the investment portfolio. Accordingly, changes in both the fair value of the derivative and the fair value of the hedged securities attributable to the hedged risk are recognized as realized gains or losses in current earnings. The change in the fair value of the hedged item is recognized as an adjustment to its cost basis. The Company recognized realized capital gains/(losses) of $2,435, $1,937 and $(320) in 2004, 2003 and 2002, respectively, related to the ineffectiveness of its futures and swap hedges.

Interest rate caps are carried at fair value and are classified as other invested assets in the consolidated balance sheet. The Company's use of interest rate caps is designed to manage risk associated with rising interest rates, but is not a hedge of specific assets or liabilities. Therefore, these transactions do not qualify for hedge accounting treatment. As a result, the change in the fair value of the derivatives is recognized currently in realized capital gains or losses in the period of change. The Company recognized realized capital losses of $14,040, $1,248 and $3,700 in 2004, 2003 and 2002, respectively, related to the change in fair value of interest rate caps.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, money market instruments and other debt securities purchased with a maturity of 90 days or less.

OTHER ASSETS

Property and equipment, leasehold improvements and electronic data processing equipment and software (EDP) are stated at cost, less accumulated depreciation and amortization. Depreciation on property and equipment is calculated using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Depreciation of EDP is calculated using the straight-line method over the lesser of its useful life or three years. Nonoperating software is depreciated using the straight-line method over the lesser of its useful life or five years. At December 31, 2004 and 2003, these assets had a gross carrying amount of $105,062 and $98,794, respectively and accumulated depreciation and amortization was $82,709 and $74,909 at December 31, 2004 and 2003, respectively. Related depreciation and amortization expense was $8,674, $11,755, and $10,891 for the years ended December 31, 2004, 2003 and 2002 respectively.

Intangibles assets with definite lives, which are related to purchased customer lists, are being amortized over ten years and had a gross carrying amount of $2,007 and $2,007 and accumulated amortization of $1,211 and $1,012 as of December 31, 2004 and 2003, respectively. The aggregate amortization expense related to these intangible assets was $199 in years 2004, 2003 and 2002. Estimated annual amortization expense is $199 for the years 2005 through 2009.

                                 (IN THOUSANDS)

The Company had goodwill of $14,354 as of December 31, 2004 and 2003. Goodwill is reviewed annually for impairment. No impairment of goodwill was recognized during 2004, 2003 or 2002.

DEFERRED ACQUISITION COSTS

Costs of acquiring new insurance and investment type contracts, which vary with and are primarily related to the production of new business, are deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable agency expenses.

Deferred acquisition costs (DAC) related to participating traditional and universal life insurance policies and investment type products without mortality risk that include significant surrender charges fall under SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" and SFAS No. 97. "Accounting by Insurance Cos. for Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" and are being amortized over the lesser of the estimated or actual contract life. Amortization is in proportion to estimated gross profits arising principally from interest, mortality and expense margins and surrender charges. The effects of revisions to estimated gross profits are reflected as adjustments to DAC in the period such estimated gross profits are revised. Deferred acquisition costs related to certain term business fall under SFAS No. 60. "Accounting and Reporting by Insurance Enterprises " and are amortized in proportion to premium revenue recognized.

Deferred acquisition costs are reviewed annually to determine that the unamortized portion of such costs is recoverable from future estimated gross profits. Certain costs and expenses reported in the consolidated income statements are net of amounts deferred.

SEPARATE ACCOUNTS

Separate Account assets and liabilities represent segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company's benefit plans. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The carrying value for Separate Account assets and liabilities approximates the fair value of the underlying assets, which are primarily common stocks.

The Company issues traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefit (GMDB). See
Note 10 for a discussion of the Company's obligation for GMDB.

RESERVES FOR FUTURE POLICY BENEFITS
Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products and are established in amounts adequate to meet the estimated future obligations of the policies in force.

Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality and morbidity which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.5% to 8.5%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. Premiums are recognized as income when due. Death and surrender benefits are reported in expense as incurred.

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue, with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%. Premiums are recognized as income as they are received.

                                 (IN THOUSANDS)

OTHER POLICYHOLDER FUNDS

Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value, which consists of deposits received from customers and investment earnings on the account value, less administrative and expense charges. The liability for universal life products is also reduced by mortality charges.

Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions range from 2.0% to 10.53%.

Contract charges assessed against account values for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefit expense. Sales inducements credited to customer accounts are deferred and recognized as benefit expense over the estimated life of the contract in proportion to future estimated gross profits.

POLICYHOLDERS' DIVIDENDS PAYABLE

The majority of the Company's insurance products have been issued on a participating basis. As of December 31, 2004, participating insurance expressed as a percentage of insurance in force is 95%, and as a percentage of premium income is 77%. The Board of Trustees approves the amount of Policyholders' dividends to be paid annually. The aggregate amount of policyholders' dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 2004.

BROKER/DEALER RECEIVABLES/PAYABLES

Broker-dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a settlement-date basis. There would be no material effect on the financial statements if such transactions were recorded on a trade-date basis.

At December 31, 2004 the Company had approximately $562,353 of customer securities under customer margin loans that are available to be repledged, of which the Company has repledged approximately $77,257 under securities loan agreements.

FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized.

REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $2 million.

                                 (IN THOUSANDS)

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets, Amounts recoverable from reinsurers. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and notes to the consolidated financial statements. Actual results could differ from those estimates.

RECLASSIFICATION

Certain 2003 and 2002 amounts have been reclassified to conform with 2004 presentation.

NEW ACCOUNTING PRONOUNCEMENTS

SOP 03-1

Effective January 1, 2004, the Company adopted the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance for appropriate reserves for variable annuity contracts with guaranteed minimum death benefit (GMDB) and for universal life with secondary guarantees. SOP 03-1 also provides guidance on separate account presentation, accounting for an insurance company's proportionate interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, annuitization options, and accounting for sales inducements to contract holders.

The effect of initially adopting SOP 03-1 resulted in a $1.3 million increase in net income on 2004, net of taxes.

                                                        JANUARY 1, 2004
                                                        ---------------
     Change in future policy benefits:
          GMDB for variable annuities                     $    2,565
          Secondary guarantees: life insurance                  (131)
          Adjustment to DAC                                     (360)
                                                          ----------
          Subtotal                                             2,074
     Adjustment of deferred taxes                                726
                                                          ----------
     Net effect                                           $    1,348
                                                          ==========

SOP 03-1 also requires that certain sales inducements need to be capitalized and then amortized into income in the future. Penn Mutual has deferred annuity policies in force that contain sales inducements which are deferred if they meet the requirements in SOP 03-01.

Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize DAC. The following table summarizes the changes to the sales inducements asset:

          Balance, December 31, 2003                      $   10,396
          Cumulative impact of adoption                            -
          Additional amounts deferred                          4,930
          Amortization                                           508
                                                          ----------
          Balance, December 31, 2004                      $   14,818
                                                          ==========

                                 (IN THOUSANDS)

SFAS 132R

Beginning in 2004, the Company adopted Statement of Financial Accounting Standards No. 132R, Employers' Disclosures about Pension and Other Post-retirement Benefits (SFAS 132R). SFAS 132R revised the disclosure requirements for pension and other postretirement benefit plans but does not change the measurement or recognition of those plans. Specifically, SFAS 132R requires additional disclosures about the assets, obligations, cash flows and net periodic benefit costs of defined benefit plans and other postretirement benefit plans. Disclosures previously required under SFAS No. 87, 88, and 106 were retained.

EITF 03-01

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue 03-01, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-01). EITF 03-01 provides guidance for recognizing other than temporary impairment on investments in certain equity and debt securities. In addition to requiring certain additional disclosures, implementation of EITF 03-01 would have changed how the Company recognizes and measures impairments in securities caused by changes in market interest rates. However, on October 4, 2004, the FASB issued FSP 03-1-01, Effective Date of Paragraphs 10-20 of EITF 03-01, The Meaning of Other Than Temporary Impairment, which delayed the effective date for the recognition and measurement guidance of EITF 03-01 that are contained in paragraphs 10-20, until certain implementation issues are addressed and a final FSP is issued. The Company will continue to comply with relevant "other than temporary" guidance as specified in existing authoritative literature and will make the disclosure requirements that are effective in EITF 03-01. In addition, the Company will monitor the status of the implementation issues that FASB is addressing, and evaluate the potential effects of revised guidance on the Company's consolidated financial position or results of operations.

2.  INVESTMENTS:

DEBT SECURITIES

The following tables summarize the Company's investments in debt securities. All debt securities are classified as available-for-sale and are carried at fair value. Amortized cost is net of cumulative writedowns for other than temporary declines in value of $33,228 and $33,989 as of December 31, 2004 and 2003, respectively.

                                                                     DECEMBER 31, 2004
                                           ---------------------------------------------------------------------
                                                                  GROSS             GROSS           ESTIMATED
                                              AMORTIZED        UNREALIZED        UNREALIZED           FAIR
                                                COST              GAINS            LOSSES             VALUE
                                           ---------------   ---------------   ---------------   ---------------
U.S. Treasury, Government
  agency securities                        $       631,849   $        29,977   $         7,409   $       654,417
States and political subdivisions                    7,272               734                 -             8,006
Foreign governments                                      -                 -                 -                 -
Corporate securities                             2,196,768           240,628             7,162         2,430,234
Residential mortgage backed securities
  (MBS)                                            994,326            25,582             4,473         1,015,435
Commercial mortgage backed securities
  (MBS)                                            769,811            45,169             2,056           812,924
Asset-Backed Securities                            291,201            11,369             1,025           301,545
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL                                    $     4,891,227   $       353,459   $        22,125   $     5,222,561
                                           ===============   ===============   ===============   ===============

                                 (IN THOUSANDS)

                                                                     DECEMBER 31, 2003
                                           ---------------------------------------------------------------------
                                                                  GROSS             GROSS           ESTIMATED
                                              AMORTIZED        UNREALIZED        UNREALIZED           FAIR
                                                COST              GAINS            LOSSES             VALUE
                                           ---------------   ---------------   ---------------   ---------------
U.S. Treasury, Government and
  agency securities                        $     1,180,672   $        11,706   $        16,681   $     1,175,697
States and political subdivisions                    4,260               337                 -             4,597
Foreign governments                                 14,986             3,381                 -            18,367
Corporate securities                             1,449,998           290,630            11,946         1,727,086
Residential mortgage backed securities
  (MBS)                                            723,370            22,028                17           745,381
Commercial mortgage backed securities
  (MBS)                                            906,690            65,353               606           971,437
Asset-Backed Securities                            385,108            15,916             8,952           392,072
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL                                    $     4,665,084   $       407,755   $        38,202   $     5,034,637
                                           ===============   ===============   ===============   ===============

Corporate securities include $45,000 in notes initially yielding 1.6% with imbedded floors inversely tied to LIBOR. As of December 31, 2004 and 2003, the notes had a fair value of $80,041 and $121,595, respectively.

The following table summarizes the amortized cost and fair value of debt securities as of December 31, 2004 by contractual maturity.

                                              AMORTIZED
          Years to maturity:                    COST           FAIR VALUE
          ----------------------           ---------------   ---------------
          One or less                      $       127,095   $       130,043
          After one through five                   676,933           744,343
          After five through ten                   717,556           775,696
          After ten                              1,314,305         1,442,575
          Residential MBS                          994,326         1,015,435
          Commercial MBS                          769,8111           812,924
          Asset-Backed Securities                  291,201           301,545
                                           ---------------   ---------------
            TOTAL                          $     4,891,227   $     5,222,561
                                           ===============   ===============

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is 3.72 years.

Residential MBS, Commercial MBS and Asset-Backed Securities follow a structured principal repayment schedule and 95% are of high credit quality. Securities totaling $1,961,514 are rated AAA and include $32,015 of interest-only tranches. As of December 31, 2004 and 2003, the Company's investments included $63,712 and $130,031, respectively, of the tranches retained from the 1996 securitization of the Company's commercial mortgage loan portfolio. These investments represented 4% and 8% of equity at December 31, 2004 and 2003, respectively.

At December 31, 2004, the largest industry concentration of the Company's portfolio was investments in the electric utility sector of $403,092 representing 7.72% of the total debt portfolio.

                                 (IN THOUSANDS)

Proceeds during 2004, 2003 and 2002 from sales of available-for-sale securities were $807,088, $562,017, and $2,106,699, respectively. Gross gains and gross losses realized on those sales were $41,464 and $5,772, respectively, during 2004, $35,049 and $15,215, respectively, during 2003, and $79,510 and $50,260, respectively, during 2002. During 2004, 2003, and 2002, the Company realized losses of $20,427, $31,822, and $46,012, respectively, related to other than temporary impairment of debt securities.

The Company's investment portfolio of debt securities is predominantly comprised of investment grade securities. At December 31, 2004 and 2003, debt securities with fair value totaling $317,775 and $502,211, respectively, were less than investment grade. At December 31, 2004 and 2003, the fair value of securities to be restructured pursuant to commenced negotiations, totaled $0 and $570, and there were no non-income producing debt securities.

EQUITY SECURITIES

During 2004, 2003 and 2002, the proceeds from sales of equity securities amounted to $181,206, $46,955, and $64,378, respectively. The gross gains and gross losses realized on those sales were $1,458 and $576, $523 and $170, and $428 and $1,430, for 2004, 2003 and 2002, respectively.

The cost basis of equity securities, excluding affiliates, is $24,297 and $35,063 as of December 31, 2004 and 2003, respectively. The equity securities had gross unrealized gains of $4,023 and $4,569, respectively, and gross unrealized losses of $25 and $70, respectively, as of December 31, 2004 and 2003.

OTHER INVESTED ASSETS

As of December 31, 2004 and 2003, other invested assets included $127,109 and $107,611 in investments in partnerships. The Company recognized realized losses of $4,877 and $8,454 in 2004 and 2003, respectively, associated with other than temporary impairments of certain partnership investments.

UNREALIZED LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company's investments in equity and fixed maturity securities at December 31, 2004 are temporary in nature. The Company conducts a review each quarter to identify and evaluate investments that have impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the significance of the decline in fair value, the length of time a security's fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows and the Company's ability and intent to hold the investment for a sufficient period of time to allow for any anticipated recovery.

The table below shows the fair value of investments in debt and equity securities in an unrealized loss position at December 31, 2004.

                                         LESS THAN12 MONTHS       12 MONTHS OR LONGER             TOTAL
                                      -----------------------   -----------------------   -----------------------
                                                      GROSS                     GROSS                     GROSS
                                         FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                         VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
                                      ----------   ----------   ----------   ----------   ----------   ----------
U.S Treasury, Government and agency
 securities                           $  268,213   $    3,124   $  120,844   $    4,285   $  389,057   $    7,409
Corporate securities                     259,284        5,360       20,756        1,802      280,040        7,162
Residential MBS                          379,301        4,473            -            -      379,301        4,473
Commercial MBS                           157,348        1,826       12,936          230      170,284        2,056
Asset-Backed Securities                   93,364        1,025            -            -       93,364        1,025
                                      ----------   ----------   ----------   ----------   ----------   ----------
   Total debt securities               1,157,510       15,808      154,536        6,317    1,312,046       22,125

Equity securities                              -            -           70           25           70           25
                                      ----------   ----------   ----------   ----------   ----------   ----------
                                      $1,157,510   $   15,808   $  154,606   $    6,342   $1,312,116   $   22,150
                                      ==========   ==========   ==========   ==========   ==========   ==========

                                 (IN THOUSANDS)

OTHER

Investments on deposit with regulatory authorities as required by law were $7,773 and $8,048 at December 31, 2004 and 2003, respectively.

3.  INVESTMENT  INCOME AND CAPITAL GAINS:

The following table summarizes the sources of investment income for the years ended December 31:

                                                                            2004          2003          2002
                                                                         ----------    ----------    ----------
          Debt securities                                                $  371,272    $  380,491    $  378,290
          Equity securities                                                   3,179         1,885         3,238
          Mortgage loans                                                      2,279         2,698           506
          Real estate                                                         2,209         2,209         2,209
          Policy loans                                                       37,615        42,534        42,295
          Short-term investments                                              2,141           805         1,525
          Other invested assets                                              16,725         6,387         9,053
                                                                         ----------    ----------    ----------
          Gross investment income                                           435,420       437,009       437,116
             Less: Investment expense                                         8,030        10,799         7,393
                                                                         ----------    ----------    ----------
          Investment income, net                                         $  427,390    $  426,210    $  429,723
                                                                         ==========    ==========    ==========

The following table summarizes net realized capital gains/(losses) on investments for the years ended December 31:

                                                                            2004          2003          2002
                                                                         ----------    ----------    ----------
          Debt securities                                                $   15,265    $  (10,888)   $  (16,762)
          Equity securities, mortgage loans and real estate                   1,287            51             3
          Other invested assets                                             (16,510)       (8,556)      (24,966)
          Amortization of deferred acquisition costs                         (1,250)        1,080         1,726
                                                                         ----------    ----------    ----------
          Net realized losses                                            $   (1,208)   $  (18,313)   $  (39,999)
                                                                         ==========    ==========    ==========

The following table sets forth the reclassification adjustment required to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                                            2004          2003          2002
                                                                         ----------    ----------    ----------
RECLASSIFICATION ADJUSTMENTS
Unrealized holding (losses)/gains arising during period                  $  (22,230)   $  (11,660)   $  146,142
Reclassification adjustment for losses/(gains) included in net income        (2,947)       10,348        16,319
                                                                         ----------    ----------    ----------
Unrealized (losses)/gains on investments, net of reclassification
 adjustment                                                              $  (25,177)   $   (1,312)   $  129,823
                                                                         ==========    ==========    ==========

                                 (IN THOUSANDS)

Reclassification adjustments reported in the above table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense/(benefits) of $1,587, $(5,570), and $(8,787), respectively, and $(602), $(2,361), and
$(10,361), respectively, relating to the effects of such amounts on deferred acquisition costs/(benefits).

4.  DERIVATIVES:

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company's asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company may use forward contracts, swaps, futures, options, swaptions, caps, floors, collars and options on futures to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all OTC derivative contracts. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

The fair value of derivatives contracts are based on dealers' quotes and represent the estimated amount the Company would receive to terminate the contracts taking into account current interest rates and the credit worthiness of the counterparties, where appropriate. At December 31, 2004 and 2003, the Company had no open futures or swap positions. The Company had open interest rate cap positions with a notional amount of $1,250,000 and $750,000 and a fair value of $8,087 and $7,297 as of December 31, 2004 and 2003, respectively.

                                 (IN THOUSANDS)

5.  FAIR VALUE INFORMATION:

The following table summarizes the carrying value and fair value of the Company's financial instruments as of December 31, 2004 and 2003.

                                                       2004                         2003
                                           ---------------------------   ---------------------------
                                             CARRYING         FAIR         CARRYING         FAIR
                                               VALUE          VALUE          VALUE          VALUE
                                           ------------   ------------   ------------   ------------
FINANCIAL ASSETS:
  Debt securities, available for sale      $  5,222,561   $  5,222,561   $  5,034,637   $  5,034,637
  Equity securities
     Common stock                                     -              -          7,699          7,699
     Non-redeemable preferred stocks             28,296         28,296         31,863         31,863
  Mortgage loans                                     14             14             26             26
  Policy loans                                  621,964        615,748        641,711        619,956
  Short-term investments                        408,243        408,243        167,046        167,046
  Other invested assets                         184,028        184,028        173,698        173,698
  Cash and cash equivalents                      78,774         78,774         29,866         29,866
  Separate account assets                     3,116,564      3,116,564      2,773,141      2,773,141

FINANCIAL LIABILITIES:
  Investment-type contracts
     Individual annuities                     1,140,791      1,152,669        932,349        949,597
     Group annuities                             24,905         25,007         32,621         33,223
     Other policyholder funds                   245,943        245,943        334,105        334,105
                                           ------------   ------------   ------------   ------------
  Total policyholder funds                    1,411,639      1,423,619      1,299,075      1,316,925
  Policyholder's dividends payable               20,829         20,829         20,702         20,702
  Separate account liabilities                3,116,564      3,116,564      2,773,141      2,773,141

The fair values for the Company's investments in debt and equity securities are based on quoted market prices, where available. In situations where market prices are not readily available, primarily private placements, fair values are estimated using a pricing method based on fair values of securities with similar characteristics. The fair value of currently performing mortgage loans is estimated by discounting the cash flows associated with the investment, using an interest rate currently offered for similar loans to borrowers with similar credit ratings. The fair value of policy loans is calculated by discounting estimated future cash flows using interest rates currently being offered for similar loans. Loans with similar characteristics are aggregated for purposes of the calculations. The estimated fair values for limited partnerships, included in other invested assets, are based on values determined by the partnerships' managing general partners. The carrying values of cash, cash equivalents, short-term investments and separate account assets approximate their fair values. The resulting fair values may not be indicative of the value that could be negotiated in an actual sale.

The fair values of the Company's liabilities for individual annuities and certain group annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued. The statement values of other policyholder funds, policyholders' dividends payable, debt and separate account liabilities approximate their fair values.

                                 (IN THOUSANDS)

The fair values of liabilities under all of the Company's contracts are considered in the overall management of interest rate risk. The Company is exposed to interest rate risk on its interest-sensitive products. The Company's investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company's assets and liabilities.

In the normal course of business, the Company loans securities under arrangements in which collateral is obtained in amounts greater than the current market value of loaned securities. This collateral is held in the form of cash, cash equivalents or securities issued or guaranteed by the United States Government. The Company is at risk to the extent the value of loaned securities exceeds the value of the collateral obtained. The Company controls this risk by requiring collateral of the highest quality and requiring that additional collateral be deposited when the market value of loaned securities increases in relation to the collateral held or the value of the collateral decreases in relation to the value of the loaned securities. The Company had no loaned securities outstanding as of December 31, 2004 and 2003, respectively.

6.  BENEFIT PLANS:

The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

During 2004, the Company approved the freezing of benefits under its qualified and TEFRA pension plans effective December 31, 2005, thereby triggering a curtailment accounting event. The Plans' obligations and assets were remeasured, with obligations using a 5.75% discount rate. The assets as of September 30, 2004, along with the remeasured obligations, were used to calculate a revised annual pension expense as of January 1, 2004 for the remaining three months of the year. These revised expenses are reflected in the financial statements.

BENEFIT OBLIGATIONS

The following table sets forth the plans' change in benefit obligation as of December 31, 2004 and 2003:

                                                 PENSION BENEFITS               OTHER BENEFITS
                                           ---------------------------   ---------------------------
                                               2004           2003           2004           2003
                                           ------------   ------------   ------------   ------------
Benefit obligation at beginning of year    $    123,324   $    108,339   $     37,287   $     22,362
Service cost                                      4,503          3,881            431            393
Interest cost                                     7,849          7,431          2,251          2,109
Plan amendment                                      922             89              -              -
Actuarial loss                                   12,660          8,146          1,882         14,818
Curtailments                                    (20,669)             -              -              -
Benefits paid                                    (4,810)        (4,562)        (2,568)        (2,395)
                                           ------------   ------------   ------------   ------------
Benefit obligation at end of year          $    123,779   $    123,324   $     39,283   $     37,287
                                           ============   ============   ============   ============

The accumulated benefit obligation for all defined benefit plans as of December 31, 2004 and 2003 was $121,697 and $105,997, respectively.

                                 (IN THOUSANDS)

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were:

                                                      PENSION BENEFITS                 OTHER BENEFITS
                                                ----------------------------    ----------------------------
                                                    2004            2003            2004            2003
                                                ------------    ------------    ------------    ------------
     Discount rate                                      5.75%           6.25%           5.75%           6.25%
     Rate of compensation increase                      4.25%           4.25%           4.00%           4.00%

At December 31, 2004, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 12.5% for 2005, grading to 5% for 2010. At December 31, 2003, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 14% for 2004, grading to 5% in 2010.

PLAN ASSETS

The following table sets forth the plan assets as of December 31, 2004 and 2003:

                                                 PENSION BENEFITS                 OTHER BENEFITS
                                           ----------------------------    ----------------------------
                                               2004            2003            2004            2003
                                           ------------    ------------    ------------    ------------
CHANGE IN PLAN ASSETS:
Fair value of plans assets at beginning
 of year                                   $     92,108    $     64,272    $          -    $          -
Actual return on plan assets                      7,923          17,550               -               -
Employer contribution                             1,991          14,849           2,568           2,395
Benefits paid                                    (4,810)         (4,563)         (2,568)         (2,395)
                                           ------------    ------------    ------------    ------------
Fair value of plan assets at end of year   $     97,212    $     92,108    $          -    $          -
                                           ============    ============    ============    ============

The Company's investment objectives with respect to pension assets are growth, preservation of principal and preservation of purchasing power. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. Rebalancing occurs when the assets balances fall outside the targeted ranges. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis. The Company's pension plan asset allocation at December 31, 2004 and 2003, and the current target allocations are as follows:

                                                  PERCENTAGE OF PLAN ASSETS
                                                     AS OF DECEMBER 31,
                             TARGET             ----------------------------
                           ALLOCATION               2004            2003
                           ----------           ------------    ------------
     ASSET CATEGORY
     Equity securities      40% - 60%                     54%             66%
     Fixed Income & Cash    40% - 60%                     46%             34%
                                                ------------    ------------
     Total                                               100%            100%
                                                ============    ============

The expected long term rate of return on plan assets was 8% in 2004 and 2003. The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities.

At December 31, 2004 and 2003, all of the plans' assets were invested in the Company's group annuity contracts, which in turn are invested in various investment options of related funds.

                                 (IN THOUSANDS)

FUNDED STATUS
The funded status of the plans, reconciled to the amount reported on the statement of financial position is as follows:

                                                  PENSION BENEFITS                 OTHER BENEFITS
                                            ----------------------------    ----------------------------
                                                2004            2003            2004            2003
                                            ------------    ------------    ------------    ------------
Benefit Obligation                          $   (123,779)   $   (123,325)   $    (39,282)   $    (37,287)
Fair value of plan assets                         97,212          92,108               -               -
                                            ------------    ------------    ------------    ------------
FUNDED STATUS                               $    (26,567)   $    (31,216)   $    (39,282)   $    (37,287)
                                            ============    ============    ============    ============

Funded status                               $    (26,567)   $    (31,216)   $    (39,282)   $    (37,287)
Unrecognized net actuarial loss (gain)            11,544          21,064           8,861           7,277
Unrecognized prior service cost (benefit)            424             846          (3,550)         (5,298)
                                            ------------    ------------    ------------    ------------
NET AMOUNT RECOGNIZED                       $    (14,599)   $     (9,306)   $    (33,971)   $    (35,308)
                                            ============    ============    ============    ============

Amount recognized in balance sheet:
Prepaid pension asset                       $      7,899    $     10,573             $ -        $      -
Accrued benefit liability                        (27,080)        (24,154)        (33,971)        (35,307)
Intangible assets                                    425             578               -               -
Minimum pension liabiity                           4,157           3,696               -               -
                                            ------------    ------------    ------------    ------------
NET AMOUNT RECOGNIZED                       $    (14,599)   $     (9,307)   $    (33,971)   $    (35,307)
                                            ============    ============    ============    ============

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,583, $27,080 and $0, respectively as of December 31, 2004. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,053, $24,154 and $0, respectively as of December 31, 2003.

As of December 31, 2004, the projected benefit obligation for all pension benefit plans exceeds the fair value of plan assets and the accumulated postretirement benefit obligation exceeds plan assets for all of the Company's other postretirement benefit plans.

A minimum pension liability adjustment is required when the actuarial present value of accumulated benefits exceeds plan assets. In 2004 and 2003, the change in the minimum pension liability, net of the change in the related intangible asset of $461 and $(4,780), respectively, was reported in surplus.

ACTUAL CONTRIBUTIONS AND BENEFITS
The contributions made and the benefits paid from the plans were:

                                                  PENSION BENEFITS                 OTHER BENEFITS
                                            ----------------------------    ----------------------------
                                                2004            2003            2004            2003
                                            ------------    ------------    ------------    ------------
Employer Contributions                      $      1,991    $     14,849    $      2,568    $      2,395
Benefits Paid                                     (4,810)         (4,563)         (2,568)         (2,395)

EXPECTED EMPLOYER CONTRIBUTIONS
The Company's funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company's tax and cash positions and the plan's funded status.

In 2005, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0 and to the unfunded pension and postretirement plans in an amount equal to benefit costs of approximately $1,870 and $2,802, respectively.

                                 (IN THOUSANDS)

ESTIMATED FUTURE BENEFIT PAYMENTS:

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:
                                        PENSION         OTHER
                                        BENEFITS       BENEFITS
                                      ------------   ------------
           2005                       $      4,758   $      2,802
           2006                              5,062          2,948
           2007                              5,398          3,057
           2008                              5,562          3,134
           2009                              5,784          3,195
          Years 2010-2014             $     34,517   $     16,122

NET PERIODIC COST

The following are the components of the net periodic benefit costs (excluding the minimum pension liability adjustment) for the years ending December 31, 2004 and 2003:

                                                            PENSION BENEFITS                 OTHER BENEFITS
                                                      ----------------------------    ----------------------------
                                                          2004            2003            2004            2003
                                                      ------------    ------------    ------------    ------------
Service cost                                          $      4,503    $      3,881    $        431    $        392
Interest cost                                                7,849           7,432           2,250           2,109
Expected return on plan assets                              (7,256)         (5,891)              -               -
Amortization of unrecognized transition obligation               -              30               -               -
Amortization of prior service cost                             241             213          (1,746)         (1,746)
Amount of recognized gains and loss                            845             987             296               -
                                                      ------------    ------------    ------------    ------------
  Net periodic benefit cost                           $      6,182    $      6,652    $      1,231    $        755

FAS 88 Charges:
Curtailment charge                                           1,103               -               -               -
                                                      ------------    ------------    ------------    ------------
  Total net periodic benefit cost                     $      7,285    $      6,652    $      1,231    $        755
                                                      ============    ============    ============    ============

The weighted-average assumptions used to determine net cost were:

                                                            PENSION BENEFITS                 OTHER BENEFITS
                                                      ----------------------------    ----------------------------
                                                          2004            2003            2004            2003
                                                      ------------    ------------    ------------    ------------
     Discount rate                                            6.25%           7.00%           6.25%           7.00%
     Expected return on plan assets                           8.00%           8.00%              -               -
     Rate of compensation increase                            4.25%           4.50%           4.00%           4.00%

The assumed health care cost trend rate used in determining net periodic costs for 2004 was 14%, grading to 5% for 2010. The assumed health care cost trend rate used in determining net periodic costs for 2003 was 14% for 2004, grading to 5% for 2010.

                                 (IN THOUSANDS)

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

                                                      One Percentage Point
                                                  ----------------------------
                                                    Increase        Decrease
                                                  ------------    ------------
          Service and interest cost compenents    $        218    $       (189)
          Postretirement benefit obligation              3,274          (2,845)


In December 2003, the Medicare Drug Improvement and Modernization Act (the Act) was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provides a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. We have evaluated the provisions of the Act and are unable to conclude at this time whether the benefits provided by the plan are actuarially equivalent to Medicare part D under the Act. However, any financial impact would be immaterial to the Company. Therefore, any measures of the Accumulated Postretirement Benefit Obligation or Net Periodic Postretirement Benefit Cost in this report do not reflect the effects of the Act on the plan.

DEFINED CONTRIBUTION PLANS

The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2004, 2003 and 2002, the expense recognized for these plans was $5,639 and $8,853 and $6,904 respectively. The estimated fair value of the defined contribution plans' assets at December 31, 2004 and 2003 was $287,606 and $267,973, respectively.

At December 31, 2004 and 2003, $86,456 and $173,237 respectively, of the defined contribution plans' assets were invested in the Company's group annuity contracts.

                                 (IN THOUSANDS)

7.  INCOME TAXES:

The Company follows the asset and liability method of accounting for income taxes whereby current and deferred tax assets and liabilities are recognized utilizing currently enacted tax laws and rates. Deferred taxes are adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

                                                   2004           2003
                                               ------------   ------------
          DEFERRED TAX ASSETS:
            Future policy benefits             $     89,803   $     88,913
            Policyholders' dividends payable          7,228          7,189
            Investment losses                        15,713         11,898
            Employee benefit liabilities             35,532         31,176
            Other                                    16,729         17,541
                                               ------------   ------------
               Total deferred tax asset             165,005        156,717
                                               ------------   ------------

          DEFERRED TAX LIABILITIES:
            Deferred acquisition costs              180,647        169,971
            Unrealized investment gains             102,990        116,548
            Other                                    25,746         32,115
                                               ------------   ------------
               Total deferred tax liability         309,383        318,633
                                               ------------   ------------
          Net deferred tax liability                144,378        161,916
          Tax currently payable                      26,467         19,925
                                               ------------   ------------
          ACCRUED INCOME TAXES                 $    170,845   $    181,841
                                               ============   ============

The income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

                                                   2004           2003            2002
                                               ------------   ------------    ------------
          Tax expense at 35%                   $     71,476   $     56,494    $     29,779
          Increase /(decrease) in income taxes
          resulting from:
            Differential earnings amount                  -              -         (22,098)
            Prior period adjustment                  (1,212)        (1,165)           (506)
            Dividends received deduction             (3,632)        (2,617)         (2,856)
            Other                                       236            802           7,611
                                               ------------   ------------    ------------
          INCOME TAX EXPENSE                   $     66,868   $     53,514    $     11,930
                                               ============   ============    ============

                                 (IN THOUSANDS)

The Internal Revenue code temporarily suspended the differential earnings amount
(DEA) calculation required for mutual insurance companies for the years 2001 through 2003. The DEA has been permanently repealed for years starting in 2005. Therefore, the DEA calculation will apply in 2004. The DEA is an amount required to be included in taxable income for mutual, but not stock life insurance companies. The Company has estimated that the DEA calculation for 2004 will not result in an income adjustment. As a result, the Company does not reflect any expense or liability for DEA.

Cash paid for federal income taxes in 2004, 2003, and 2002 was $62,580, $27,069, and $28,400, respectively.

The Internal Revenue Service has completed their examination of the Company's income tax returns through the year 2001. Income tax returns for the tax years 2002 through 2003 are scheduled to be examined by the IRS in 2005. Management believes that an adequate provision has been made for potential adjustments.

8.  REINSURANCE:

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance permits recovery of a portion of losses from reinsurers, although the Company remains primarily liable as the direct insurer on all risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers to ensure that amounts due from reinsurers are collectible. The table below highlights the amounts shown in the accompanying financial statements.

                                              ASSUMED       CEDED TO
                                GROSS       FROM OTHER        OTHER           NET
                               AMOUNT        COMPANIES      COMPANIES       AMOUNT
                            ------------   ------------   ------------   ------------
DECEMBER 31, 2004:
  Life Insurance in Force   $ 50,138,980   $  1,689,892   $ 18,770,358   $ 33,058,514
  Premiums                       158,591            710         29,971        129,330
  Benefits                       434,958              -         53,099        381,859
  Reserves                     5,590,511          2,221        313,020      5,279,712

DECEMBER 31, 2003:
  Life Insurance in Force   $ 46,418,533   $    639,717   $ 16,517,598   $ 30,540,652
  Premiums                       159,869              -         29,804        130,065
  Benefits                       436,925              -         53,863        383,062
  Reserves                     5,398,634            506        304,508      5,094,632

DURING 2002, THE COMPANY HAD GROSS PREMIUMS OF $144,868, ASSUMED PREMIUMS OF $0, CEDED PREMIUMS OF $29,038, GROSS BENEFITS OF $437,174, ASSUMED BENEFITS OF $0, AND CEDED BENEFITS OF $46,050. Reinsurance receivables with a carrying value of $209,145 and $197,800 were associated with a single reinsurer at December 31, 2004 and 2003, respectively. This recoverable is secured by investment grade securities with a market value of $211,806 and $201,167, respectively held in trust.

9.  DEBT:

On June 23, 2004, the Company issued a Surplus Note ("Notes") with a principal balance of $200,000, at a discount of $3,260. The Notes bears interest at 6.65%, and have a maturity date of June 15, 2034. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% Notes is scheduled to be paid semiannually on

                                 (IN THOUSANDS)

April 1 and October 1 of each year. At December 31, 2004, the amortized cost basis of the Notes was $196,766.

The Company's broker-dealer affiliate borrows from banks in connection with the securities settlement process and to finance margin loans made to customers. The Company is required to collateralize amounts borrowed in excess of certain limits. At December 31, 2004, the Company had debt of $74,507, of which $32,900 in short term bank loans were collateralized by customer-owned securities valued at approximately $33,577. At December 31, 2003, the Company had debt of $87,798, of which $70,100 in short term bank loans were collateralized by customer-owned securities valued at approximately $145,520. The bank loans are demand obligations and generally require interest based on the Federal Funds rate. At December 31, 2004 and 2003, the weighted average interest rates on these borrowings were 2.42% and 1.26% respectively. All remaining loans, including bank overdrafts, are not collateralized.

10.  GUARANTEED MINIMUM DEATH BENEFITS:

The Company has variable annuity contracts that have GMDB such that GMDB provides a specified minimum benefit payable upon death:

        o RETURN OF PREMIUM - provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as "net purchase Payments". This guarantee is a standard death benefit on all individual variable annuity products.

        o STEP-UP - provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers form any prior contract anniversary date.

        o RISING FLOOR - provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk, net of reinsurance, and reserves for variable annuity contracts with guarantees invested in the separate account as of December 31:

                                2004           2003
                            ------------   ------------
   Account value            $  1,882,263   $  1,657,136
   Net amount at risk             76,716        113,701
   Reserves                        3,816          6,268

Prior to 2004, the GMDB reserve was equal to our Statutory reserve under Guideline XXXIV. In 2004 with the implementation of SOP 03-1, stochastic modeling was used to determine the liability. The stochastic model involves 1,000 scenarios. Stochastic modeling generates a projection of excess benefits. A ratio of the present value of these excess benefits to the present value of excess revenues is calculated and applied to the excess revenues in that period to determine the new liability accrual. This accrual is rolled forward with interest and amortized as excess payments are made.

The company regularly evaluates the estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

                                 (IN THOUSANDS)

11. COMMITMENTS AND CONTINGENCIES:

The Company and its subsidiaries are involved in various pending or threatened legal and/or regulatory proceedings arising from the conduct of its business. Most of these proceedings are routine in the ordinary course of business, although some involve extra-contractual damages in addition to other damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. Insurance companies are also subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, after consultation with legal counsel and a review of available facts, the outcome of the proceedings and assessments are not likely to have a material adverse effect on the financial position of the Company.

The Company, in the ordinary course of business, extends commitments relating to its investment activities. As of December 31, 2004, the Company had outstanding commitments totaling $72,508 relating to these investment activities. The fair value of these commitments approximates the face amount.

The Company has entered into various leases, primarily for field and sales offices. As of December 31, 2004, future minimum payments under noncancellable leases are as follows:

          YEAR ENDING DECEMBER 31,         OPERATING LEASES
          ------------------------         ----------------
                    2005                      $   18,994
                    2006                          15,564
                    2007                          13,053
                    2008                          10,460
                    2009                           8,674
                 Thereafter                       25,830

12. STATUTORY INFORMATION:

State insurance regulatory authorities prescribe or permit statutory accounting practices for calculating net income and capital and surplus which differ in certain respects from generally accepted accounting principles (GAAP). The significant differences relate to deferred acquisition costs, which are charged to expenses as incurred; federal income taxes, which reflect amounts that are currently taxable; and benefit reserves, which are determined using prescribed mortality, morbidity and interest assumptions, and which, when considered in light of the assets supporting these reserves, adequately provide for obligations under policies and contracts.

Investments in bonds and preferred stocks are generally carried at amortized cost or market value. An Asset Valuation Reserve (AVR) is established as a liability to offset potential investment losses and an Interest Maintenance Reserve (IMR) is established as a liability to capture capital gains and losses on the sale of fixed income investments, resulting from changes in the general level of interest rates.

The combined insurance companies' statutory capital and surplus at December 31, 2004 and 2003 was $1,157,588 and $872,426, respectively. The combined insurance companies' net income, determined in accordance with statutory accounting practices, for the years ended December 31, 2004, 2003, and 2002, was $82,543, $76,058, and $39,411, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2004, the Company's surplus exceeds these minimum levels.

                                     PART C
                                OTHER INFORMATION

ITEM 27: EXHIBITS

        (a)(1) Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing the Penn Mutual Variable Life Account I. Incorporated herein by reference to Exhibit A(1)(a) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (a)(2) Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments held in Penn Mutual Variable Life Account I. Incorporated herein by reference to Exhibit A(1)(b) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (b)     Not Applicable.

        (c)(1) Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. Incorporated herein by reference to Exhibit A(3)(a)(1) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (c)(2) Form of Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. Incorporated herein by reference to Exhibit A(3)(a)(2) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (c)(3) Form of Agent's Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-98-001504) on September 3, 1998.

        (c)(4) Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-98-002055) on November 30, 1998.

        (c)(5) Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws) and companion Form of Corporate Insurance Agent Selling Agreement. Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment to the Registration Statement on Form N-4 of Penn Mutual Variable

                Annuity Account III (File No. 333-62825), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000834) on April 27, 1999.

        (c)(6) Schedule of Sales Commissions. Incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(1) Specimen Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Sex Distinct). Incorporated herein by reference to Exhibit A(5)(a)(1) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(2) Specimen Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Unisex). Incorporated herein by reference to Exhibit A(5)(a)(2) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(3) Specimen Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (New York). Incorporated herein by reference to Exhibit A(5)(a)(3) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(4) Flexible Period Single Life Supplemental Term Insurance Agreement (Sex Distinct). Incorporated herein by reference to Exhibit A(5)(b)(1) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(5) Flexible Period Single Life Supplemental Term Insurance Agreement (Unisex). Incorporated herein by reference to Exhibit A(5)(b)(2) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(6) Policy Split Option Agreement. Incorporated herein by reference to Exhibit A(5)(c)(1) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(7) Policy Split Option Agreement (New York). Incorporated herein by reference to Exhibit A(5)(c)(2) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(8) Estate Growth Benefit Agreement. Incorporated herein by reference to Exhibit A(5)(d) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6

                (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(9) Supplemental Exchange Agreement. Incorporated herein by reference to Exhibit A(5)(e)(1) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(10) Supplemental Exchange Agreement (New York). Incorporated herein by reference to Exhibit A(5)(e)(2) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(11) Supplemental Term Insurance Agreement (Sex Distinct). Incorporated herein by reference to Exhibit A(5)(f)(1) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                0000950116-99-000867) on April 30, 1999.

        (d)(12) Supplemental Term Insurance Agreement (Unisex). Incorporated herein by reference to Exhibit A(5)(f)(2) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(13) Guaranteed Continuation of Policy Agreement (Sex Distinct). Incorporated herein by reference to Exhibit A(5)(g)(1) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (d)(14) Guaranteed Continuation of Policy Agreement (Unisex). Incorporated herein by reference to Exhibit A(5)(g)(2) to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                0000950116-99-000867) on April 30, 1999.

        (d)(15) Option to Extend the Maturity Date (Sex Distinct).Incorporated herein by reference to Exhibit A(5)(h)(1) to Post Effective Amendment No. 8 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

        (d)(16) Option to Extend the Maturity Date (Unisex). Incorporated herein by reference to Exhibit A(5)(h)(2) to Post Effective Amendment No. 8 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

        (d)(17) Return of Premium Term Insurance Agreement (Sex distinct). Incorporated herein by reference to Exhibit A(5)(i)(1) to Post Effective Amendment No. 8 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

        (d)(18) Return of Premium Term Insurance Agreement (Unisex).Incorporated herein by reference to Exhibit A(5)(i)(2) to Post Effective Amendment No. 8 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                0000950116-00-000922) on April 19, 2000.

        (d)(19) Estate Preservation Supplemental Term Insurance Agreement (Sex Distinct).Incorporated herein by reference to Exhibit A(5)(j)(1) to Post Effective Amendment No. 8 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

        (d)(20) Estate Preservation Supplemental Term Insurance Agreement (Unisex). Incorporated herein by reference to Exhibit A(5)(j)(2) to Post Effective Amendment No. 8 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

        (e)(1) Application form for Last Survivor Flexible Premium Adjustable Variable Life Insurance. Incorporated herein by reference to Exhibit A(10)(a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (e)(2) Supplemental application form for Last Survivor Flexible Premium Adjustable Variable Life Insurance. Incorporated herein by reference to Exhibit A(10)(b) to Post-Effective Amendment No. 6 of Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

        (f)(1) Charter of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                0001036050-98-001504) on September 3, 1998.

        (f)(2) By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                0001036050-98-001504) on September 3, 1998.

        (g)     Not Applicable.

        (h)(1) Form of Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. is incorporated by reference to Exhibit A(8)(a) to Post-Effective Amendment No.12 to the Registrant's Registration Statement on Form S-5 (File No. 33-87276) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000799) on April 19, 2002.

        (h)(2) Form of Sales Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit 8(b)(1) to Post Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-96-002471) on April 29, 1996.

        (h)(3) Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust and The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 8(b)(2) to Post Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 (File No. 33-87276), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-96-002471) on April 29, 1996.

        (h)(4) Amendment to Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit A(8)(b)(3) to Post Effective Amendment No. 5 to the Registration Statement on Form S-6 for Penn Mutual Variable Life Account I (File No. 33-54662) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-003328) on April 30, 1997.

        (h)(5) Form of Fund Participation Agreement between The Penn Mutual Life Insurance Company, TCI Portfolios, Inc. (renamed American Century Variable Portfolios, Inc. effective May 1, 1997) and Investors Research Company (renamed American Century Investment Management, Inc). Incorporated herein by reference to Exhibit 8(a) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-98-001504) on September 3, 1998.

        (h)(6) Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. Incorporated herein by reference to
                Exhibit 8(d) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-98-001504) on September 3, 1998.

        (h)(7) Form of Participation Agreement between The Penn Mutual Life Insurance Company and Variable Insurance Products Fund II. Incorporated herein by reference to Exhibit 8(e) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-98-001504) on September 3, 1998.

        (h)(8) Participation Agreement between The Penn Mutual Life Insurance Company and Morgan Stanley Universal Funds, Inc. Incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 2-77283), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001021408-97-000161) on April 29, 1997.

        (i)     Not Applicable.

        (j)     Not Applicable

        (k) Opinion and consent of Franklin L. Best, Esq., Managing Corporate Counsel, The Penn Mutual Life Insurance, dated April 16, 2001, as to the legality of the securities being registered. Incorporated by reference to Exhibit 2 to Registrant's Registration Statement on Form S-6 (File No. 33-87276) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-01-500307) on June 1, 2001.

        (l)     Not Applicable

        (m)     Not Applicable

        (n)(1)  Consent of PricewaterhouseCoopers, LLP is filed herewith.

        (n)(2)  Consent of Ernst & Young, LLP is filed herewith.

        (n)(3)  Consent of Morgan, Lewis & Bockius LLP is filed herewith.

        (o)     Not Applicable

        (p)     Not Applicable

        (q) Amended and Restated Memorandum describing issuance, transfer and redemption procedures is filed herewith.

        (r) Powers of Attorney of the Board of Trustees of the Penn Mutual Life Insurance Company. Incorporated herein by reference to
                Exhibit 5 to Registrant's Registration Statement on Form S-6 (File No. 33-87276) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-01-500307) on June 1, 2001

ITEM 28:  DIRECTORS AND OFFICERS OF THE DEPOSITOR

        The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account.


NAME                      POSITION AND OFFICES WITH DEPOSITOR
----------------------    ------------------------------------------------------
Robert E. Chappell        Chairman of the Board and Chief Executive Officer and
                           Member of the Board of Trustees
Daniel J. Toran           President and Chief Operating Officer and Member of
                           the Board of Trustees
Nancy S. Brodie           Executive Vice President and Chief Financial Officer

Terry A. Ramey            Senior Vice President, Chief Information Officer

Michael A. Biondolillo    Executive Vice President, Human Resources

Larry L. Mast             Executive Vice President and Chief Marketing Officer

Peter M. Sherman          Executive Vice President and Chief Investment Officer

Steven O. Miller          Senior Vice President, Independence Financial Network

Ralph L. Crews            Senior Vice President, Career Agency System

Frederick M. Rackovan     Vice President, New Business

Franklin L. Best, Jr.     Managing Corporate Counsel and Secretary

Richard F. Plush          Senior Vice President and Chief Actuary

Frank J. Howell           Vice President, Broker Dealer Network


        The business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, PA 19172.

ITEM 29: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

          PENN MUTUAL LIFE INSURANCE COMPANY WHOLLY-OWNED SUBSIDIARIES

Corporation                              Principal Business             State of Incorporation
--------------------------------------   ----------------------------   ----------------------
The Penn Insurance and Annuity Company   Life Insurance and Annuities   Delaware

Independence Capital Management, Inc.    Investment Adviser             Pennsylvania

Penn Janney Fund, Inc.                   Investments                    Pennsylvania

INDEPENDENCE SQUARE PROPERTIES, LLC      Holding Company                Pennsylvania

The Pennsylvania Trust Company           Trust Company                  Pennsylvania

                       INDEPENDENCE SQUARE PROPERTIES, LLC
                           WHOLLY-OWNED SUBSIDIARIES

Corporation                              Principal Business             State of Incorporation
--------------------------------------   ----------------------------   ----------------------
INDEPRO CORPORATION                      Real Estate Investment         Delaware

WPI Investment Company                   Real Estate Investment         Delaware

Hornor, Townsend & Kent, Inc.            Registered Broker-Dealer and   Pennsylvania
                                         Investment Adviser

JANNEY MONTGOMERY SCOTT LLC              Registered Broker-Dealer and   Delaware
                                         Investment Adviser

                               INDEPRO CORPORATION
                            WHOLLY-OWNED SUBSIDIARIES

Corporation                              Principal Business             State of Incorporation
--------------------------------------   ----------------------------   ----------------------
Indepro Property Fund II Corporation     Real Estate Investment         Delaware

                           JANNEY MONTGOMERY SCOTT LLC
                            WHOLLY-OWNED SUBSIDIARIES


Corporation                              Principal Business             State of Incorporation
--------------------------------------   ----------------------------   ----------------------
JMS Resources, Inc.                      Oil and Gas Development        Pennsylvania

JMS Investor Services, Inc.              Insurance Sales                Delaware

Parker/Hunter Incorporated               Registered Broker-Dealer       Pennsylvania


All subsidiaries listed above are included in the Registrant's consolidated financial statements.

ITEM 30.  INDEMNIFICATION

        Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company ("Penn Mutual" or the "Company") provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-laws are filed as Exhibit 6(b) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III filed September 3, 1998 (File No. 33-62811).

        Pennsylvania law (15 Pa. C.S.A. Sections 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

        Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31:  PRINCIPAL UNDERWRITERS

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant.

Hornor, Townsend & Kent, Inc. - Directors and Officers

        Daniel J. Toran, Chairman of the Board
        Michael Biondolillo, Director
        Ralph L. Crews, Director, Senior Vice President, Career Agency System Larry L. Mast, Director, President and Chief Executive Officer
        Steven O. Miller, Director, Senior Vice President, Independence
         Financial Network
        Nina M. Mulrooney, Director, Senior Vice President and Chief Compliance
         Officer
        Patricia L. Carbee, Senior Vice President, Sales and Marketing
        James A. Clary, Senior Vice President and Chief Operating Officer Thomas G. Rees, Vice President
        Thomas H. Coffey, Vice President, Independence Financial Network William D. Gruccio, Vice President, Career Agency System
        Robyn G. Label, Vice President, Market Conduct and Compliance
        Nancy S. Rush, Assistant Vice President, Benefits and Risk Management Paul I. Martin, Director, Contracts, Licensing and Registration
        Ronald J. Trudeau, Director, Commissions
        Franklin L. Best, Jr., Counsel and Secretary
        Barbara Wood, Treasurer
        Chad D. Brubaker, Assistant Treasurer

The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

                                     Net
                                Underwriting
                                Discounts and   Compensation     Brokerage        Other
Name of Principal Underwriter    Commissions    on Redemption   Commissions   Compensation
-----------------------------   -------------   -------------   -----------   -------------
Hornor, Townsend & Kent, Inc.   $      42,817   $           0   $         0   $           0

ITEM 32:  LOCATION OF ACCOUNTS AND RECORDS

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company
600 Dresher Road
Horsham, Pennsylvania  19044

ITEM 33:  MANAGEMENT SERVICES

Not applicable.

ITEM 34:  FEE REPRESENTATION

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

        On its behalf and on behalf of Penn Mutual Variable Life Account I, pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, The Penn Mutual Life Insurance Company certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Township of Horsham and the Commonwealth of Pennsylvania, on the 29th day of April, 2005.

                                         THE PENN MUTUAL LIFE INSURANCE COMPANY
                                         ON ITS BEHALF AND ON BEHALF OF PENN
                                         MUTUAL VARIABLE LIFE ACCOUNT I

                                         By: /s/ Robert E. Chappell
                                             -----------------------------------
                                             Robert E. Chappell
                                             Chairman of the Board of Trustees
                                             And Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of April, 2005.

Signature                                   Title
----------------------------------------    ------------------------------------

/s/ Robert E. Chappell                      Chairman of the Board of Trustees
----------------------------------------    and Chief Executive Officer
    Robert E. Chappell

/s/ Nancy S. Brodie                         Executive Vice President
----------------------------------------    and Chief Financial Officer
     Nancy S. Brodie

*JULIA CHANG BLOCH                          Trustee

*EDWARD G. BOEHNE                           Trustee

*JOAN P. CARTER                             Trustee

*PHILIP E. LIPPINCOTT                       Trustee

*JOHN F. McCAUGHAN                          Trustee

*ALAN B. MILLER                             Trustee

*EDMOND F. NOTEBAERT                        Trustee

*ROBERT H. ROCK                             Trustee

*DANIEL J. TORAN                            Trustee



*By /s/ Robert E. Chappell
    ------------------------------------
    Robert E. Chappell, attorney-in-fact

                                  EXHIBIT INDEX

       (n)(1)        Consent of PricewaterhouseCoopers, LLP.

       (n)(2)        Consent of Ernst & Young, LLP.

       (n)(3)        Consent of Morgan, Lewis & Bockius LLP.

       (q) Amended and Restated Memorandum describing issuance, transfer and redemption procedures.


                                      II-2